UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602


                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                               Brian McCabe, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                   Date of reporting period: December 31, 2005

Item 1.  Reports to Stockholders



The Preferred Group got its start in 1992. That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio.

And when it comes to investing for the future, diversification is a great place to start.

                                Semiannual Report
                          December 31, 2005 (unaudited)

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                       411 Hamilton Boulevard, Suite 1200
                           Peoria, Illinois 61602-3106

                             www.PreferredGroup.com

Table of Contents

 1       Performance Data

 2       Our Message to You

 4       Funds & Investment Objectives

 5       Performance Information & Benchmarks

 6       Investment Reviews

26       Fund Expenses

28       Statements of Assets & Liabilities

30       Statements of Operations

32       Statements of Changes in Net Assets

36       Financial Highlights

40       Schedules of Investments

69       Notes to Financial Statements

Performance Data                           Six Months Ended 12/31/05 (unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                                                           Income          Capital
                              Beginning      Ending                  7-Day     30-Day     Dividends         Gains
                                 NAV           NAV         Total    Current   Current   Distributions   Distributions
Preferred Fund               (per share)   (per share)    Return*    Yield     Yield     (per share)     (per share)
---------------------------------------------------------------------------------------------------------------------
International Growth           $  8.48       $ 10.06       19.24%+     --         --       $  0.05              --

International Value              15.96         17.15       15.57++     --         --          0.27         $  1.02

Small Cap Growth                  9.00          9.92       10.22**     --         --            --              --

Mid Cap Growth                   10.86         11.34       11.06       --         --            --            0.72

Large Cap Growth                 12.12         13.72       13.38       --         --          0.02              --

Value                            15.69         15.16        3.73**     --         --          0.13            0.99

Asset Allocation                 13.22         13.36        4.33**     --         --          0.13            0.31

Fixed Income                     11.00         10.62        0.03**     --       4.59%         0.23            0.15

S.T. Government Securities        9.75          9.66        0.63**     --       3.75          0.15              --

Money Market+++                   1.00          1.00        1.66     3.86%      3.76          0.02              --

---------------------------------------------------------------------------------------------------------------------

  * Total return includes reinvestment of dividends and capital gains distributions.

 ** The fund's performance would have been lower if a portion of the expenses had not been reimbursed by the manager beginning October 2005.

  + The fund's performance would have been lower if a portion of the management fee (0.15% of average daily net assets) had not been waived for this period.

 ++ The fund's performance would have been lower if a portion of the management fee (0.25% of average daily net assets) had not been waived for this period.

+++ An investment in the Preferred Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The 7-day and 30-day current yield are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted in this annual report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to most recent month-end, please call 1-800-662-4769 or visit www.PreferredGroup.com.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Our Message To You December 31, 2005 (unaudited)

Dear Fellow Preferred Group Shareholders,

David L. Bomberger, CFA
President
Caterpillar Investment Management Ltd.

I am pleased to present you with the Preferred Group's semiannual report for the six months ended December 31, 2005. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the subadvisers.

Economic Commentary

Consumer prices rose by the largest rate in five years in 2005, reflecting soaring energy costs throughout the year. However, retail prices and producer prices appeared relatively stable or rose only slightly, and employment showed signs of increase over many regions. The boom in spending and low interest rates have largely supported consumer spending for the past six months, which, in turn, has driven domestic economic growth. It will be interesting to see if consumers can sustain this spending, given that housing and mortgage refinancing appear to be slowing. Corporations, on the other hand, currently appear to be in solid financial condition. Some appear to struggle with controlling costs such as health care and pensions, but I believe many others have attractive prospects. Furthermore, corporate profits have shown few signs of dramatic slowing in recent quarters. Most Wall Street professionals see these signs as positive indicators for 2006, though energy costs may be the deciding factor for the economy as a whole in the year to come.

Market Commentary

For the year as a whole, the major equity market averages made modest gains. The Russell 3000(R) Index finished the year 6.12% higher than where it started and the S&P 500 Index was up 4.91% for the year. Both indexes experienced modest price-to-earnings ratio contraction, but were largely supported by the continuation of strong corporate earnings growth.

Continued inflation in oil, industrial metals and other commodities unfolded as we expected in 2005, primarily due to strong economic growth in China, India and other emerging markets. Also as we expected, the U.S. housing market began to show signs of slowing as higher short-term interest rates dampened demand for creative mortgages.

The fixed-income markets closed out 2005 with market action causing the Treasury yield curve to flatten completely and in some areas invert slightly. (An inverted yield curve occurs when long-term interest rates are lower than short-term interest rates, and is viewed by many investors as an early indicator of a potential economic slowdown.) However, we believe this phenomenon reflects the demand of foreign banks for longer-term securities and not a market downturn, as has been common in the past.

Preferred Group Highlights

During the past six months, the Preferred Group announced a few pieces of significant news.

Pacific Financial Research, Inc. ("PFR"), subadviser to a portion of the Preferred Value Fund (the "Fund"), announced its intention to reorganize with an affiliated company, Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), on or about January 1, 2006.

The reorganization was part of a succession planning process to address the departure of James H. Gipson, Michael C. Sandler and Bruce G. Veaco on December 31, 2005. Messrs. Gipson, Sandler and Veaco were three of the six principals of PFR and each was a member of the team of investment professionals responsible for managing PFR's portion of the Fund.

As a result of this restructuring, on or about December 31, 2005, PFR was terminated as a subadviser to the portion of the Fund that it managed. On January 1, 2006, pursuant to an interim subadviser agreement dated November 29, 2005, BHMS assumed full subadvisory responsibility for the portion of the Fund formerly managed by PFR. The interim agreement is expected to terminate on or before May 30, 2006, at which time it is expected that BHMS will continue to manage its portion of the Fund pursuant to a subadviser agreement that has been approved by the majority shareholder of the Fund.

Although PFR has been replaced by BHMS as a subadviser to the Fund, Lord Abbett & Co. LLC continues to serve as subadviser to its portion of the Fund pursuant to its existing subadviser agreement and will continue to manage its portion of the Fund in the same manner.

In addition, we were advised in October that Caterpillar Inc. ("Caterpillar"), the parent company of Caterpillar Investment Management Ltd., the Trust's investment adviser ("CIML"), made a strategic business decision to exit the investment management business. In connection with this decision, Caterpillar also announced that it intends to review and select new investment options to replace the constituent series of the Trust (each, a "Fund" and, collectively, the "Funds") for the retirement and investment plans that Caterpillar offers its employees (the "Caterpillar Plans"). Caterpillar also advised us that it expects such exit of the investment management business to be completed within one year.

In order to minimize any possible impact on the Funds of this announcement, CIML agreed to waive its compensation (and, to the extent necessary, CIML and Caterpillar agreed to bear other expenses of a Fund) to the extent that total annual fund operating expenses of a Fund exceeded the average total expense ratio of each Fund for its most recently completed fiscal year.

We appreciate your trust and support over the past 13+ years, and wish you all the best in 2006 and beyond.

Sincerely,

/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Funds & Investment Objectives December 31, 2005 (unaudited)

Funds & Investment Objectives

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

--------------------------------------------------------------------------------

Performance Information

Economic commentary

The portfolio manager economic commentaries in this report provide insight from each respective fund manager in an effort to help you examine your fund.

The views expressed therein are those of the portfolio managers and are current only through December 31, 2005. Such commentary does not necessarily represent the views of Caterpillar Investment Management Ltd. or the Board of Trustees. Any such views are subject to change at any time based upon market and/or other conditions and Caterpillar Investment Management Ltd. and the Preferred Group disclaim any responsibility to update such views. The economic commentaries should not be relied upon as investment advice.

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual total return and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year.

For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter-- in this case, December 31, 2005. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended December 31, 2005, or from the fund's inception date to December 31, 2005, whichever time period is shorter.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Benchmarks
--------------------------------------------------------------------------------
Preferred International Growth Fund    MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred International Value Fund     MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund        Russell 2000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund          Russell Midcap(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund        S&P 500 Index
                                       Russell 1000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Value Fund                   S&P 500 Index
                                       Russell 1000(R) Value Index**
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund        S&P 500 Index
                                       65/30/5 Blended Index***
--------------------------------------------------------------------------------
Preferred Fixed Income Fund            Lehman Brothers Aggregate Index
--------------------------------------------------------------------------------
Preferred Short-Term Government
Securities Fund                        Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund            Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* MSCI EAFE index is the Morgan Stanley Capital International Europe, Australasia, and Far East Index.

** Russell 2000(R) Growth Index, Russell Midcap(R) Growth Index, Russell 1000(R) Growth Index and Russell 1000(R) Value Index are trademarks of the Frank Russell Company.

*** Blended index consisting of 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Investment Review December 31, 2005 (unaudited)

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Subadviser:
McKinley Capital Management, Inc.

Robert B. Gillam
President and Chief Investment Officer

Last Five Years' Experience: Chief Investment Officer at McKinley. Bob has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Robert A. Gillam, CFA
Director of Global Equities

Last Five Years' Experience: Portfolio Manager at McKinley. Rob has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Greg Samorajski, CFA
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at McKinley. Greg has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Frederic Parke
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at McKinley. Fred has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Sheldon Lien, CFA
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at McKinley. Sheldon has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Brandon Rinner, CFA
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at McKinley. Brandon has been involved in the management of the Preferred International Growth Fund since September 1, 2004.

Paul Hanson, CFA
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at McKinley. Paul has been involved in the management of the Preferred International Growth Fund since January 31, 2005.

Economic Commentary

For the six months ended December 31, 2005, the Preferred International Growth Fund returned 19.24%, versus a return of 14.99% for the fund's benchmark, the MSCI EAFE Index. Since its inception, the fund has grown at an average annual rate of 0.23%, versus an average annual rate of 8.51% for the benchmark.

The absence of negative corporate fundamentals helped to create robust global equity markets during the six months ended December 31, 2005, contributing to the Fund's performance. Similarly, economic growth in emerging markets lead our models to reveal a relatively high number of companies screening positively for risk-adjusted relative returns and accelerating earnings growth rates, further benefiting the performance of the Fund. On a global basis, growth benchmarks outperformed value benchmarks, and the US dollar continued to outperform global currencies on a relative basis.

Our investment process takes a country and sector balanced approach to portfolio construction, leading to modest over or underweight positions compared to the fund's benchmark. For the past six months, the portfolio benefited from positive stock selection in the telecommunication services and energy sectors, including our holdings in O2 PLC (sold out of fund) and America Movil S.A. (Mexico, 1.18% of net assets). Stock selection in the health care and materials sectors detracted from performance, with names such as Takeda Pharmaceutical Co Ltd. (Japan, 1.76% of net assets) and Newcrest Mining Ltd (sold out of fund) detracting from performance of the fund. From a country standpoint, exposure to the United Kingdom and Germany benefited performance, while exposure to Japan and Norway negatively impacted performance.

                                             --McKinley Capital Management, Inc.

--------------------------------------------------------------------------------

Note: Each portfolio manager of the Preferred International Growth Fund is jointly responsible for the day-to-day management of the fund.

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted. McKinley assumed subadvisory responsibility for the fund on September 1, 2004; returns for prior periods reflect the performance of a predecessor adviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures. There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                         PAST      PAST      PAST        SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Growth Fund**                            17.17%    N/A        N/A        0.23%
--------------------------------------------------------------------------------
MSCI EAFE Index                          14.02%    N/A        N/A        8.51%
--------------------------------------------------------------------------------

 *    April 2, 2001

** The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Preferred
                       International             MSCI
                        Growth Fund           EAFE Index
     04.02.01              10000                10000
     06.30.01               9700                 9913
     12.31.01               8340                 9127
     06.30.02            7879.99                 9000
     12.31.02               6280                 7698
     06.30.03               6390                 8455
     12.31.03               7630                10711
     06.30.04            7639.86                11231
     12.31.04               8630                12927
     06.30.05               8480                12819
     12.31.05              10112                14740

--------------------------------------------------------------------------------
Country Allocation as of December 31, 2005
--------------------------------------------------------------------------------

Country                                                          % of Net Assets
Japan                                                                 19.03%
United Kingdom                                                        11.85%
Germany                                                               11.20%
Switzerland                                                            8.77%
France                                                                 7.60%
South Korea                                                            5.32%
Canada                                                                 3.86%
China (Hong Kong)                                                      3.85%
Spain                                                                  3.77%
Norway                                                                 3.18%
Taiwan                                                                 2.97%
Mexico                                                                 2.81%
Italy                                                                  2.79%
Australia                                                              2.29%
Finland                                                                1.96%
Sweden                                                                 1.81%
Ireland                                                                1.79%
South Africa                                                           1.42%
Other *                                                                3.73%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review
December 31,2005 (unaudited)

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Subadviser: Mercator Asset Management, L.P.

Peter F. Spano, CFA
President, PXS Corp., General Partner

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President, JXC Corp., General Partner

Last Five Years' Experience: Portfolio Manager at Mercator. James has managed the Preferred International Value Fund since November 2002.

Note: Each portfolio manager of the Preferred International Value Fund is jointly responsible for the day-to-day management of the fund.

Economic Commentary

For the six months ended December 31, 2005, the Preferred International Value Fund returned 15.57%, versus a return of 14.99% for the fund's benchmark, the MSCI EAFE Index. Over the past 10 years, the fund has grown at an average annual rate of 10.19%, versus an average annual rate of 6.18% for the benchmark.

International stocks performed very well during the six months ended December 31, 2005. We have been impressed by the resilience of the global economy, considering the number of negative issues that the world faced, including, among others, high energy prices, rising interest rates, natural disasters, political instability and war in the Middle East. Economic growth appears to be on the upside in most regions.

In Europe, an ongoing focus on corporate restructuring, rising competitiveness from a weaker euro and a flood of interest from private equity investors resulted in both strong earnings growth and higher equity valuations. Business confidence in Germany is at the highest level in five years, with Christmas sales having grown for the first time in three years. In the United Kingdom, housing prices appear to have landed softly, interest rates appear to be steady and retail appears to be on the mend. We also remain optimistic that the recovery in Japan can be sustained. While Japan remains a relatively cyclical economy, we believe that growth can be supported by regional demand and increased domestic activity. Collectively, these conditions may have positively affected the fund's performance.

Japanese stocks were the best performers within the developed markets, led by financial stocks. The fund was well-positioned in this sector, with Sumitomo Trust and Banking Co Ltd. (Japan, 3.92% of net assets) and new addition Mitsubishi Tokyo Financial Group (Japan, 2.49% of net assets) providing stellar performance. A number of other stocks in the fund's portfolio also were strong performers, such as Kookmin Bank (South Korea, 2.89% of net assets), Toyota Motor Corp. (Japan, 2.42% of net assets) and capital goods company Atlas Copco AB (Sweden, 1.70% of net assets). The portfolio's underperforming stocks included United Kingdom companies Vodafone Group (UK, 2.18% of net assets) and retailer Kingfisher (UK, 2.01% of net assets). Keppel Corp Ltd. (Singapore, 0.84% of net assets) and Kyocera Corp. (Japan, 1.85% of net assets) also provided negative returns.

We did not eliminate any holdings entirely during the period, but we did reduce our weightings in a number of issues. We sold some VNU NV (Netherlands, 2.19% of net assets) and ING Groep NV (Netherlands, 2.22% of net assets), as well as Swire Pacific Ltd. (Hong Kong, 1.69% of net assets) and Atlas Copco AB (Sweden, 1.70% of net assets). These stocks were somewhat expensive and had performed well. We diminished our exposure to the energy sector as we trimmed our positions in Petroleo Brasileiro SA ADR (Brazil, 1.87% of net assets), Repsol YPF SA (Spain, 1.39% of net assets) and Saipem SPA (Italy, 1.92% of net assets). We also reduced our holdings in Spanish utility Iberdrola SA (Spain, 1.92% of net assets). These stocks were reduced because they were overvalued, and/or had deteriorating fundamentals.

Two new stocks, Mitsubishi Tokyo Financial Group (Japan, 2.49% of net assets) and Unicredito Italiano Bank (Italy, 1.93% of net assets), were added to the fund's portfolio during the period. Mitsubishi Tokyo Financial Group is the largest bank in Japan and we believe it is well positioned to benefit from an improving Japanese economy. Unicredito Italiano Bank, Italy's largest bank, is well represented in fast-growing Eastern Europe and is also doing well in the asset management area. We believe both stocks have strong management and attractive earnings growth prospects.

                                              -- Mercator Asset Management, L.P.

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      PAST      PAST      PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred International Value Fund*                   12.40%   8.53%     10.19%
--------------------------------------------------------------------------------
MSCI EAFE Index                                       14.02%   4.94%      6.18%
--------------------------------------------------------------------------------

* The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Preferred
                    International         MSCI
                      Value Fund       EAFE Index
     12.31.95           10000            10000
     06.30.96           10932            10466
     12.31.96           11714            10634
     06.30.97           13392            11842
     12.31.97           12508            10852
     06.30.98           14353            12598
     12.31.98           13834            13059
     06.30.99           15388            13595
     12.31.99           18379            16625
     06.30.00           17564            15969
     12.31.00           17513            14306
     06.30.01           16597            12245
     12.31.01           15272            11272
     06.30.02           16472            11117
     12.31.02           14110             9509
     06.30.03           15195            10444
     12.31.03           19619            13230
     06.30.04           20537            13874
     12.31.04           23467            15969
     06.30.05           22823            15834
     12.31.05           26378            18209

--------------------------------------------------------------------------------
Country Allocation as of December 31, 2005
--------------------------------------------------------------------------------

Country                                                          % of Net Assets
Japan                                                                 18.52%
United Kingdom                                                        18.42%
Switzerland                                                            9.41%
Germany                                                                8.36%
France                                                                 6.74%
Netherlands                                                            6.38%
Spain                                                                  5.19%
South Korea                                                            5.00%
Italy                                                                  3.85%
Singapore                                                              2.89%
Mexico                                                                 2.69%
Australia                                                              1.98%
Portugal                                                               1.95%
Brazil                                                                 1.87%
Sweden                                                                 1.70%
China (Hong Kong)                                                      1.69%
Finland                                                                1.64%
Other *                                                                1.72%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review
December 31, 2005 (unaudited)

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Subadviser: Turner Investment Partners, Inc.

William McVail, CFA
Senior Equity Portfolio Manager

Last Five Years' Experience: Portfolio Manager at Turner. William has managed the Preferred Small Cap Growth Fund since January 1, 2000.

Christopher K. McHugh
Senior Portfolio Manager/Security Analyst

Last Five Years' Experience: Portfolio Manager at Turner. Christopher has managed the Preferred Small Cap Growth Fund since January 1, 2000.

Frank L. Sustersic, CFA
Senior Portfolio Manager/Security Analyst

Last Five Years' Experience: Portfolio Manager at Turner. Frank has managed the Preferred Small Cap Growth Fund since January 1, 2000.

Note: The portfolio managers operate as a team, with William McVail serving as lead portfolio manager with final decision making authority.

Economic Commentary

For the six-month period ended December 31, 2005, the Preferred Small Cap Growth Fund returned 10.22%, versus a return of 8.02% for the fund's benchmark, the Russell 2000(R) Growth Index. Over the past 10 years, the fund has grown at an average annual rate of 1.32%, versus an average annual rate of 4.69% for the benchmark.

The fund recorded consistent gains throughout the period, benefiting from good stock selection and the increasing strength of growth stocks generally. From 2000 to the first half of 2005, growth stocks underperformed value stocks. In the second half of 2005 however, the relative performance of growth stocks improved markedly, positively impacting the fund's performance. We believe investors increasingly came to view growth stocks' prospects more favorably in light of their above-average earnings prospects and reasonable valuations. Small-cap growth stocks performed well relative to large cap growth stocks, with the small-cap Russell 2000(R) Growth Index beating the large-cap Russell 1000(R) Growth Index by 0.91%.

Seven of the fund's ten sector positions outperformed their corresponding index sectors. Adding the most value to performance were holdings in the financials, consumer discretionary, and consumer staples sectors, which made up approximately 22% of the fund's net assets. Stocks in those sectors that added the most value included investment banking, brokerage, regional bank, real estate, investment management, financial publishing, Internet advertising, specialty apparel, footwear, wholesale distributor, printing and catalog shares.

An approximate 20% of the fund's net assets in the health care sector produced a negative return that detracted the most from the fund's results. Poor relative performers here included hospital management, medical product and biotechnology stocks.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies included in the Russell 2000(R) Index (the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization) with higher price-to-book ratios and higher forecasted growth values. Turner assumed subadvisory responsibility for the fund on January 1, 2000; returns for prior periods reflect the performance of a predecessor subadviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                       PAST      PAST     PAST
                                                      1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund**                      6.21%    0.35%    1.32%+
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index                           4.15%    2.28%    4.69%
--------------------------------------------------------------------------------

 + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

** The fund's performance would have been lower if a portion of the operating expenses had not been reimbursed by the manager beginning October 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Preferred
                          Small Cap         Russell 2000
                         Growth Fund        Growth Index
       12.31.95             10000               10000
       06.30.96             10725               11193
       12.31.96             12044               11126
       06.30.97             13834               11707
       12.31.97             15829               12566
       06.30.98             17078               13251
       12.31.98             15073               12720
       06.30.99             13822               14351
       12.31.99             13475               18202
       06.30.00             14544               18425
       12.31.00             11210               14118
       06.30.01              9796               14123
       12.31.01              8979               12816
       06.30.02              7151               10593
       12.31.02              6036                8937
       06.30.03              7462               10663
       12.31.03              9599               13274
       06.30.04             10071               14029
       12.31.04             10737               15173
       06.30.05             10347               14630
       12.31.06             11404               15807

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Information Technology                                                27.41%
Health Care                                                           19.55%
Industrials                                                           17.12%
Consumer Discretionary                                                11.06%
Financials                                                             8.91%
Energy                                                                 8.63%
Materials                                                              3.11%
Consumer Staples                                                       1.54%
Telecommunication Services                                             1.35%
Utilities                                                              0.50%
Other *                                                                0.82%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review
December 31, 2005 (unaudited)

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Subadviser: Turner Investment Partners, Inc.

Christopher K. McHugh
Senior Portfolio Manager/Security Analyst

Last Five Years' Experience: Portfolio Manager at Turner. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

William McVail, CFA
Senior Equity Portfolio Manager

Last Five Years' Experience: Portfolio Manager at Turner. William has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

Frank L. Sustersic, CFA
Senior Portfolio Manager/Security Analyst

Last Five Years' Experience: Portfolio Manager at Turner. Frank has managed the Preferred Mid Cap Growth Fund since April 1, 2001.

Note: The portfolio managers operate as a team, with Christopher McHugh serving as lead portfolio manager with final decision-making authority.

Economic Commentary

For the six-month period ended December 31, 2005, the Preferred Mid Cap Growth Fund returned 11.06%, versus a return of 10.22% for the fund's benchmark, the Russell Midcap(R) Growth Index. Since its inception, the fund has grown at an average annual rate of 5.89%, versus an average annual rate of 7.81% for the benchmark.

Our stock selection and the generally increasing strength of growth stocks helped the fund record consistent gains throughout the period. From 2000 to the first half of 2005, growth stocks severely underperformed value stocks. In the second half of the year, however, the relative performance of growth stocks improved markedly, positively impacting the fund's performance. We believe investors increasingly came to view growth stocks' prospects more favorably, in light of their above-average earnings prospects and reasonable valuations. We believe that mid-cap growth stocks performed the strongest of any capitalization segment in the period; the Russell Midcap(R) Growth Index beat the large-cap Russell 1000(R) Growth Index by 3.11% and the small-cap Russell 2000(R) Growth Index by 2.19%.

Seven of the fund's ten sector positions outperformed their corresponding index sectors. All ten sector positions had returns positively affecting the fund. Adding the most value to performance were holdings in the telecommunication services, energy, and consumer discretionary sectors, which made up approximately 28% of the fund's portfolio. Stocks in those sectors that added the most value included natural-gas-pipeline, wireless-telecommunications, oil-refining, coal, energy exploration-and-production, staffing-services, Internet-advertising, specialty-apparel, consumer-electronics, and satellite-radio shares.

Major positions in the health-care and technology sectors, an approximate 39% of the fund's net assets, produced good absolute returns but lagged their index sectors and detracted most from the fund's results. Poor relative performers here included pharmaceutical, biotechnology, specialty-pharmaceutical, computer-component, and electronic-instrument stocks.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap(R) Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                         PAST      PAST      PAST       SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund           12.51%     N/A        N/A        5.89%
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index          12.10%     N/A        N/A        7.81%
--------------------------------------------------------------------------------

*     April 2, 2001

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Preferred Mid         Russell Midcap
                      Cap Growth Fund         Growth Index
      04.02.01              10000                 10000
      06.30.01              12420               11618.4
      12.31.01            10663.6               10658.7
      06.30.02            8226.23               8558.37
      12.31.02            7116.34               7738.03
      06.30.03            8541.82                9188.2
      12.31.03            10500.6               11043.5
      06.30.04            10827.1                 11700
      12.31.04              11665                 12752
      06.30.05              11817                 12969
      12.31.05              13124                 14295

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Information Technology                                                23.52%
Consumer Discretionary                                                16.45%
Health Care                                                           15.77%
Industrials                                                           12.18%
Financials                                                            10.60%
Energy                                                                 9.27%
Materials                                                              2.86%
Telecommunication Services                                             2.39%
Consumer Staples                                                       1.97%
Other *                                                                4.99%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review
December 31, 2005 (unaudited)

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Subadviser:
Jennison Associates LLC

Kathleen McCarragher
Executive Vice President and Head of Growth Equity

Last Five Years' Experience: Growth Equity Portfolio Manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Large Cap Growth Fund returned 13.38%, versus a return of 7.11% for the fund's primary benchmark, the Russell(R) 1000 Growth Index and 5.77% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 8.74%, versus an average annual rate of 6.73% for the Russell(R) 1000 Growth Index and 9.07% for the S&P 500 Index.

The beginning of the six-month period was marked by a series of disruptive events, beginning with the London train bombings and followed by several catastrophic storms. However, the final quarter of 2005 provided further evidence of the resilience of the U.S. economy, as activity rebounded broadly despite the after effects of the hurricanes. The quarter saw moderation in energy prices from the peaks, which helped bolster consumer spending into the holiday season, leading to a normal seasonal pick-up in retail sales. Many companies continued to post robust growth in profits and cash flows, leading to a heady increase in the rate of dividends and share buybacks. In light of these conditions, the equity markets were solidly positive for this period, and the fund returned very strong results.

The fund's information technology holdings had the largest positive impact on the fund's total return. Google Inc. (3.94% of net assets) was the top contributor to the fund's performance. Revenues for Google have grown at a triple-digit pace driven by sponsored search query, while earnings have developed even more favorably than we expected due to the operating leverage that accompanies this level of revenue growth. We believe continued innovation will drive revenue growth in a business that we believe is still early in its growth cycle. Another stellar performer, Apple Computer Inc. (1.97% of net assets), had the value of its stock nearly double during the period, as it continued to benefit from the tremendous success of its iPod(TM) family of products. Health care positions also contributed significantly to absolute and relative gain. Our biotech holdings in particular performed exceptionally well.

There were also notable performers in the consumer sectors. Whole Foods Market Inc. (1.99% of net assets) continues to be a consistent and important contributor to the fund's performance. The company is enjoying healthy sales and square footage growth and, most importantly, very strong same-store sales compared to 2004. eBay(TM) Inc. (3.31% of net assets) was also a strong performer, recovering from the low valuation set early in 2005. We believe that the strong performance of eBay(TM) was due, in part, to improved business performance, as management appears to have been successful stimulating domestic sales and subsidiaries eBay International and Paypal continue to grow at very high rates.

For the six months ended December 31, 2005, we achieved flat or positive total return from all sectors, with the exception of telecommunication services. On an individual security basis, Dell (1.05% of net assets) was a weak performer due to a decelerating growth rate and relative weakness in the consumer business. PetsMart (sold out of fund) was also a poor performer due to disappointing sales, as well as from increased competition from discount retailers.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the benchmark the Russell 1000(R) Growth Index and the S&P 500 Index.

The Russell 1000(R) Growth Index contains those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      PAST     PAST       PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                      13.66%    -1.78%     8.74%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                          5.26%    -3.58%     6.73%
S&P 500 Index                                         4.91%     0.54%     9.07%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Preferred Large
                         Cap Growth           Russell 1000         S&P 500
                            Fund              Growth Index          Index
       12.31.95             10000                10000              10000
       06.30.96             10959                11207              11020
       12.31.96             11888                12312              12308
       06.30.97             14089                14719              14828
       12.31.97             15600                16066              16398
       06.30.98             18801                19340              19306
       12.31.98             21199                22285              21112
       06.30.99             24546                24613              23695
       12.31.99             30704                29674              25541
       06.30.00             31911                30930              25431
       12.31.00             26293                23020              23214
       06.30.01             22218                19741              21659
       12.31.01             20672                18318              20459
       06.30.02             16857                14512              17761
       12.31.02             14403                13210              15934
       06.30.03             16134                14939              17809
       12.31.03             18735                17140              20505
       06.30.04             19257                17609              21211
       12.31.04             20338                18221              22735
       06.30.05             20388                17908              22548
       12.31.05             23114                19179              23836

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Information Technology                                                33.38%
Health Care                                                           20.98%
Consumer Discretionary                                                16.50%
Financials                                                            12.62%
Consumer Staples                                                       7.36%
Energy                                                                 3.96%
Industrials                                                            3.25%
Telecommunication Services                                             1.35%
Other *                                                                0.60%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review
December 31, 2005 (unaudited)

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Subadviser: Lord, Abbett & Co. LLC

Eli M. Salzmann
Partner, Director of Large Cap
Value Equity Management

Last Five Years' Experience: Portfolio Manager at Lord Abbett. Eli has been involved in the management of the Preferred Value Fund since April 1, 2004.

Sholom Dinsky
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at Lord Abbett. Sholom has been involved in the management of the Preferred Value Fund since April 1, 2004.

--------------------------------------------------------------------------------

Subadviser: Barrow, Hanley,
Mewhinney & Strauss, Inc.

James P. Barrow
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. James has been involved in the management of the Preferred Value Fund since November 29, 2005.

Richard A. Englander, CFA
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. Richard has been involved in the management of the Preferred Value Fund since November 29, 2005.

J. Ray Nixon, Jr.
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. Ray has been involved in the management of the Preferred Value Fund since November 29, 2005.

Robert J. Chambers, CFA
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. Robert has been involved in the management of the Preferred Value Fund since November 29, 2005.

Timothy J. Culler, CFA
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. Timothy has been involved in the management of the Preferred Value Fund since November 29, 2005.

Mark Giambrone, CPA
Principal

Last Five Years' Experience: Portfolio Manager at BHMS. Mark has been involved in the management of the Preferred Value Fund since November 29, 2005.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Value Fund returned 3.73%, versus a return of 5.20% for the fund's benchmark, the Russell(R) 1000 Value Index and 5.77% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 8.49%, versus an average annual rate of 10.94% for the Russell(R) 1000 Value Index and 9.07% for the S&P 500 Index.

NOTE: Lord Abbett and Barrow Hanley each manage approximately one-half of the fund's assets (although these portions may vary due to differential performance). The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.

--------------------------------------------------------------------------------

Stock selection within the consumer staples sector detracted from performance relative to the benchmark during the six-month period ended December 31, 2005. In particular, shares of Kraft Foods Inc. (1.13% of net assets) fell after reporting a major drop in second-quarter profits caused by higher commodity costs. Retail drugstore operator CVS Corp. (0.29% of net assets) was also hurt during the period. In addition, the fund was hurt by a substantial sector overweight within the consumer staples sector. Within the financial services sector, the fund's significant underweight relative to the Russell 1000(R) Value Index further detracted from performance.

Stock selection within the materials and processing sector contributed positively to performance relative to the benchmark during the six-month period ended December 31, 2005. Shares of Newmont Mining Corp. (1.15% of net assets) rose as gold prices reached historical highs. Agricultural product provider Monsanto Co. (0.74% of net assets) announced expectations of higher earnings for the quarter due to increased demand for its products. Additionally, a sector overweight within materials and processing aided the fund's performance. Positive stock selection within the health care sector also helped drive performance of the fund. In particular, Teva Pharmaceutical Industries Ltd. (0.61% of net assets) and Novartis AG (1.36% of net assets) were among the strong performers for the six-month period ended December 31, 2005.

During the six-month period ended December 31, 2005, we increased the fund's exposure to the financial services sector, primarily insurance companies, and the consumer staples sector, particularly food companies, while at the same time, reducing the fund's exposure to the materials and processing, other energy and producer durables sectors.

                                                        --Lord, Abbett & Co. LLC

--------------------------------------------------------------------------------

After rallying in November 2005 amid falling oil prices and renewed consumer confidence that followed the third-quarter market sell-off brought on by hurricanes Katrina and Rita, the stock market's fourth-quarter comeback sputtered during the final week of the year. Slowing home sales and a rare occurrence in the bond market to contribute to perceptions of a weakening economy. Thirteen consecutive interest rate increases by the Federal Reserve (including four during the last six months of 2005) pushed yields on short-term Treasuries above those of intermediate-term notes, a phenomenon known as a yield curve inversion that is viewed by many equity investors as a leading indicator of an economic recession. Consequently, equities suffered as investors sold off shares.

Note: Each portfolio manager of the Preferred Value Fund is primarily and jointly responsible for the day-today management of the fund.

Following December 19, 2005, the date on which PFR's portion of the fund had transitioned to Barrow Hanley, the fund benefited from stock selection in the Health Care, Financials, Utilities, Energy, and Consumer Discretionary sectors and an overweight position in the Industrials and Telecommunications sectors. Health care provider WellPoint Inc. (1.91% of net assets), railroad Burlington Northern Santa Fe Corp. (1.14% of net assets), and re-insurer XL Capital Ltd. (1.48% of net assets) were the largest contributors to performance. Stock selection in Consumer Staples and Information Technology and an underweight in the Materials sector detracted from performance. British tobacco company Imperial Tobacco (1.55% of net assets), energy company Occidental Petroleum (1.58% of net assets) and toy maker Mattel (0.68% of net assets) were the largest detractors from performance.

                                     --Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance

The following information illustrates the historical performance of the Preferred Value Fund compared with the benchmark the Russell 1000(R) Value Index and the S&P 500 Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. Lord Abbett and Barrow Hanley assumed subadvisory responsibility for their respective portions of the fund on April 1, 2004 and January 1, 2006, respectively; returns for prior periods reflect the performance of predecessor advisers.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      PAST      PAST      PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Value Fund**                                1.08%    1.29%      8.49%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index                           7.05%    5.28%     10.94%
S&P 500 Index                                         4.91%    0.54%      9.07%
--------------------------------------------------------------------------------

** The fund's performance would have been lower if a portion of the operating expenses had not been reimbursed by the manager beginning October 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Preferred       Russell 1000      S&P 500
                      Value Fund        Value Index       Index
      12.31.95           10000             10000          10000
      06.30.96           11085             10748          11020
      12.31.96           12531             12164          12308
      06.30.97           14701             14315          14828
      12.31.97           16042             16444          16398
      06.30.98           18598             18443          19306
      12.31.98           18351             19014          21112
      06.30.99           19823             21461          23695
      12.31.99           19119             20411          25541
      06.30.00           18793             19547          25431
      12.31.00           21192             21843          23214
      06.30.01           21007             21568          21659
      12.31.01           19607             20622          20459
      06.30.02           17920             19637          17762
      12.31.02           16445             17421          15934
      06.30.03           17524             19436          17809
      12.31.03           20390             22652          20506
      06.30.04           20808             23542          21211
      12.31.04           22355             26387          22735
      06.30.05           21786             26850          22548
      12.31.05           22599             28250          23836

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Financials                                                            20.55%
Health Care                                                           16.64%
Consumer Staples                                                      14.61%
Industrials                                                           12.33%
Energy                                                                10.89%
Information Technology                                                 5.81%
Materials                                                              5.10%
Consumer Discretionary                                                 4.87%
Utilities                                                              3.97%
Telecommunication Services                                             3.51%
Other *                                                                1.72%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2005 (unaudited)

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Subadviser: Mellon Capital
Management Corp.

Thomas B. Hazuka
Chief Investment Officer

Last Five Years' Experience: Portfolio Manager at Mellon. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

--------------------------------------------------------------------------------

Subadviser: PanAgora Asset
Management, Inc.

Edgar E. Peters
Director of Asset Allocation and Chief
Investment Officer

Last Five Years' Experience: Portfolio Manager at PanAgora. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Asset Allocation Fund returned 4.33%. In comparison, the S&P 500 Index returned 5.77%, and the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury bills, returned 3.38% for the period. Over the past 10 years, the fund has grown at an average annual rate of 7.96%, versus 9.07% for the S&P 500 Index and 8.71% for the blended benchmark.

NOTE: PanAgora and Mellon each manage approximately one-half of the fund's assets (although these portions may vary due to differential performance). The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.

--------------------------------------------------------------------------------

We believe that volatile energy prices and interest rate uncertainty dominated the six-month period ended December 31, 2005. The twin hurricanes of Katrina and Rita, coupled with the tragedy in New Orleans in late August, caused oil and gasoline prices to soar. We believe that uncertainty as to the extent of the damage to the region and to the economy plagued the markets in the third and fourth quarters. This uncertainty did not translate into volatility, however, as the markets experienced their lowest volatility since 1995. The economy continued to grow and earnings growth generally met or exceeded estimates. Our overweight in stocks added value during the period. Long bond yields remained at historically low levels, and despite Federal Reserve Board ("Fed") tightening, short-term interest rates also remained low by historical standards.

Coupled with rising energy prices were rising short-term interest rates. Throughout the six-month period ended December 31, 2005, the Fed continued raising the fed funds target rate at a self-described "measured pace." Following its December meeting, during which it raised the fed funds target rate by 25 basis points (0.25%; 1 basis point = 0.01%) for the 13th consecutive time, the Fed issued a statement that dropped the word "accommodative" from its description of the current monetary policy environment--a sign that many market participants interpreted as an indication that the Fed was reaching the end of its current monetary tightening cycle. In this low return environment where stocks and bonds gave us similar returns, alpha generating strategies like our stock selection were an important component of our diversified portfolio. After the Fed's December announcement, equity markets initially rallied but then retreated. Bond markets rallied and the yield curve came close to inversion. We believe that the reaction of the bond market suggests that bond investors believe the economy will slow in the months ahead.

                                               --PanAgora Asset Management, Inc.

--------------------------------------------------------------------------------

Our portion of the fund began the period with an overweight mix in equities of 100% stocks / 0% bonds. During the second half of 2005, rising stock prices lowered our expected return on stocks. Simultaneously, bond prices fell, raising our expected return on bonds. The net effect of these changes was to narrow the spread between our expected returns on stocks and bonds, but not enough for us to initiate an asset allocation shift. The fund's asset mix remained at approximately 100% stocks / 0% bonds as of period-end.

During the six months ended December 31, 2005 and cumulatively for the calendar year, earnings forecast revisions for companies in the S&P 500 Index had a positive effect on our equity expected return forecast. At year-end, our long-run equity expected return was approximately 10.3%, while yields on long investment-grade corporate bonds were around 5.5%. The total six-month alpha (a measure of performance that seeks to quantify the incremental risk-adjusted return of the portfolio relative to the S&P 500 Index) for the fund was 2.31% and, of that, approximately 2.25% was attributable to the fund's asset allocation (enhancements accounted for the balance of the alpha). Among the fund's enhancements for the period, the Active Index Plus Strategy outperformed the S&P 500 Index during the period, adding 0.07% to performance. Options trading subtracted 0.01% from performance during the period.

                                               --Mellon Capital Management Corp.

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with the S&P 500 Index and with a blended benchmark consisting of: 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      PAST     PAST       PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund**                     4.72%    2.23%      7.96%
--------------------------------------------------------------------------------
S&P 500 Index                                         4.91%    0.54%      9.07%
65/30/5 Blended Index                                 5.45%    3.12%      8.71%
--------------------------------------------------------------------------------

** The fund's performance would have been lower if a portion of the operating expenses had not been reimbursed by the manager beginning October 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       65/30/5
                  Preferred Asset      Blended      S&P 500
                  Allocation Fund       Index        Index
  12.31.95            10000             10000        10000
  06.30.96            10506             10444        11020
  12.31.96            11517             11455        12308
  06.30.97            12713             13054        14828
  12.31.97            13927             14475        16398
  06.30.98            15490             16428        19306
  12.31.98            17694             17878        21112
  06.30.99            18152             18933        23695
  12.31.99            18076             19785        25541
  06.30.00            19169             20311        25431
  12.31.00            19260             19779        23214
  06.30.01            18186             18965        21659
  12.31.01            17825             18604        20459
  06.30.02            16378             17241        17762
  12.31.02            15177             16748        15934
  06.30.03            16861             18373        17809
  12.31.03            18796             19960        20505
  06.30.04            19153             20406        21211
  12.31.04            20537             21867        22735
  06.30.05            20613             22304        22548
  12.31.05            21507             23058        22836

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Security Allocation                                              % of Net Assets
Common Stock                                                          46.58%
Cash Equivalents                                                      30.96%
Fixed Income                                                          12.58%
Other *                                                                9.88%
--------------------------------------------------------------------------------

*     Short-term investments, and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2005 (unaudited)

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Subadvisers: Western Asset
Management Company and
Western Asset  Management
Company Limited

S. Kenneth Leech
Chief Investment Officer

Last Five Years' Experience: Portfolio Manager at Western. Ken has been involved in the management of the Preferred Fixed Income Fund since November 1, 2002.

Stephen A. Walsh
Deputy Chief Investment Officer

Last Five Years' Experience: Portfolio Manager at Western. Stephen has been involved in the management of the Preferred Fixed Income Fund since November 1, 2002.

Edward A. Moody
Portfolio Manager

Last Five Years' Experience: Portfolio Manager at Western. Edward has been involved in the management of the Preferred Fixed Income Fund since November 1, 2002.

Note: Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Preferred Fixed Income Fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Moody is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Fixed Income Fund returned 0.03%, versus a return of -0.08% for its benchmark, the Lehman Brothers Aggregate Index. Over the past 10 years, the fund has grown at an average annual rate of 6.00% versus an average annual rate of 6.16% for the benchmark.

The Federal Reserve Board (the "Fed") raised the fed funds target rate to 4.25% in December 2005, marking its 13th consecutive increase. Real yields on short-maturity Treasury Inflation Protected Securities (TIPS) moved higher, however, as near-term inflation fears subsided, while yields on long-maturity TIPS declined, leading to a marked inversion of the real yield curve. Most economic indicators reflected a continuation of healthy growth, but anecdotal evidence of a housing slowdown in parts of the country began to emerge. Credit spreads were mixed, while mortgage-backed spreads narrowed as volatility subsided. It appears to us that non-dollar bond markets tended to follow the behavior of their domestic counterparts throughout the reporting period.

For the six months ended December 31, 2005, our investment strategies produced mixed-to-positive results. A tactical shift to a longer duration relative to the benchmark (duration is a measurement of a bond portfolio's sensitivity to changes in interest rates) for the portfolio as yields rose benefited the fund, but our concentrated exposure to shorter maturities caused performance to suffer as the front end of the curve flattened. This was offset somewhat by a barbell position (a barbell position describes a portfolio distributed like the shape of a barbell, with most positions in short-term and long-term bonds) that provided exposure to the long end of the curve. A modest overweight exposure to lower-quality corporate and high-yield bonds also had a modest positive impact. Our emphasis on auto sector issues, particularly General Motors Corp. (0.26% of net assets) and General Motors Acceptance Corp. (1.16% of net assets), suffered as spreads widened. An overweight exposure to the mortgage-backed sector contributed modestly to performance as spreads stabilized at wider levels and volatility declined. A moderate exposure to intermediate-maturity TIPS added to returns, as a decline in breakeven inflation was partially offset by a sizeable inflation adjustment. A moderate exposure to emerging market debt contributed to performance as spreads tightened.

We believe significant changes to the economic landscape over the near term are unlikely, since economic data appear to suggest that the economy is neither too strong nor too weak, while core inflation remains within the Fed's comfort zone. Looking out over the horizon, we remain concerned that inflation could exceed the market's current expectations, which could lead to rising interest rates in coming years. We believe this concern suggests that our investment strategies should be more tactical, as opposed to strategic, and we believe that caution is certainly warranted.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Western Asset Management Company and Western Asset Management Company Limited assumed subadvisory responsibility for the fund on November 1, 2002; returns for prior periods reflect the performance of a predecessor adviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      PAST      PAST      PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Fixed Income Fund**                         2.85%    6.43%      6.00%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index                       2.43%    5.87%      6.16%
--------------------------------------------------------------------------------

** The fund's performance would have been lower if a portion of the operating expenses had not been reimbursed by the manager.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Preferred Fixed      Lehman Brothers
                    Income Fund        Aggregate Index
  12.31.95            10000                 10000
  06.30.96             9808                  9879
  12.31.96            10299                 10363
  06.30.97            10631                 10684
  12.31.97            11169                 11364
  06.30.98            11622                 11810
  12.31.98            11950                 12351
  06.30.99            11746                 12181
  12.31.99            11859                 12249
  06.30.00            12172                 12738
  12.31.00            13111                 13673
  06.30.01            13482                 14168
  12.31.01            14055                 14828
  06.30.02            14461                 15390
  12.31.02            15384                 16348
  06.30.03            16187                 16991
  12.31.03            16435                 17019
  06.30.04            16509                 17045
  12.31.04            17409                 17758
  06.30.05            17899                 18205
  12.31.05            17906                 18189

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                         % of Net Assets
Mortgage-Backed Securities                                          56.64%
Government / Treasury                                               23.23%
Corporates                                                          21.93%
Commercial Mortgage-Backed Securities                               10.60%
Foreign Government                                                   5.09%
Government /Agency                                                   2.42%
Asset Backed Securities                                              2.22%
Convertible Bonds & Notes                                            0.15%
Other *                                                            -22.28%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2005 (unaudited)

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Subadviser: Caterpillar Investment Management Ltd.

Charles T. ("C.T.") Urban, III, CFA
Senior Portfolio Manager

Last Five Years' Experience: Portfolio Manager at CIML. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Short-Term Government Securities Fund returned 0.63%, versus a return of 0.78% for its benchmark index, the Merrill Lynch 1-3 Year Treasury Index. Over the past 10 years, the fund has grown at an average annual rate of 4.28%, versus an average annual rate of 4.79% for the benchmark.

The last half of 2005 saw market participants wading through events and resulting data that we believe obscured the underlying strength of the economy. The south-central coast of the U.S. suffered through a horrific hurricane season that helped push the price of gasoline above $3 per gallon. Fears evolved that higher energy costs would lead to a sharply lower rate of economic growth. As the data played out, however, economic growth remained relatively strong and investors' inflation expectations appears to have remained calm. The Federal Reserve continued to raise the fed funds target rate at a measured pace, with the rate moving to 4.25% from 3.25% during the period. As a result, interest rates generally reached their highs for the year in November and then traded in a narrow range. The 2-year Treasury note finished at 4.40%, up 76 basis points (0.76%; 1 basis point = 0.01%), the 5-year finished at 4.35, up 65 basis points, the 10-year moved to 4.39%, up 48 basis points and the 30-year finished at 4.53%, up 34 basis points. In general, the fund maintained a duration slightly less than the benchmark throughout the period. This helped the fund outperform the benchmark early in the period, as interest rates rose, but also caused a decrease in performance by the end of the period, as interest rates fell back from their highs.

In the last half of the year, the fund maintained a core concentration in agency debentures, added slightly to its Treasury positions and slightly reduced its weighting in mortgage-backed securities. A small percentage of the fund remains invested in asset-backed securities. At year-end, the portfolio's duration (a measure of a fixed-income portfolio's sensitivity to changes in interest rates) was 1.52 years, versus 1.73 years for the benchmark.

                                        --Caterpillar Investment Management Ltd.

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index is composed primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. for more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended December 31, 2005
--------------------------------------------------------------------------------
                                                PAST          PAST        PAST
                                               1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Preferred Short-Term Government Securities
Fund**                                          1.49%        3.38%        4.28%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index           1.67%        3.67%        4.79%
--------------------------------------------------------------------------------

** The fund's performance would have been lower if a portion of the operating expenses had not been reimbursed by the manager beginning October 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Preferred
                      Short-Term Gov.         ML 1-3
                         Sec. Fund          Year Index
       12.31.95            10000               10000
       06.30.96            10153               10135
       12.31.96            10471               10498
       06.30.97            10743               10800
       12.31.97            11118               11197
       06.30.98            11357               11535
       12.31.98            11646               11980
       06.30.99            11728               12121
       12.31.99            11915               12347
       06.30.00            12251               12716
       12.31.00            12875               13334
       06.30.01            13310               13864
       12.31.01            13810               14441
       06.30.02            14162               14785
       12.31.02            14647               15272
       06.30.03            14877               15474
       12.31.03            14861               15565
       06.30.04            14803               15553
       12.31.04            14978               15706
       06.30.05            15106               15844
       12.31.05            15200               15968

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                                                          % of Net Assets
Government/Agency                                                    47.08%
Mortgage-Backed Securities                                           23.72%
Government/Treasury                                                  14.66%
Corporates                                                            5.08%
Asset Backed Securities                                               3.65%
Commercial Mortgage- Backed Securities                                1.44%
Municipals                                                            0.56%
Other *                                                               3.81%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2005 (unaudited)

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income investments.

Subadviser: J.P. Morgan Investment
Management Inc.

Mark Settles
Managing Director and
Head of U.S. Short Term
Fixed Income Product Team

Last Five Years' Experience: Portfolio Manager, International and U.S. Fixed Income Group. Mark has managed the Preferred Money Market Fund since January 1, 2000.

Economic Commentary

For the six months ended December 31, 2005, the Preferred Money Market Fund returned 1.66%, versus a return of 1.59% for the fund's benchmark, the Money Fund Report Average /All Taxable. Over the past 10 years, the fund has grown at an average annual rate of 3.63%, versus an average annual rate of 3.46% for the benchmark.

Third-quarter economic releases were generally strong, moderating in September following Hurricane Katrina. In July and August, employment growth averaged 206,000 jobs per month, representing an acceleration in the rate of hiring. Consumer spending remained robust through late August with non-auto retail sales up 0.5% and 1.0% in July and August, respectively. Manufacturing activity remained healthy, with solid Institute for Supply Management (ISM) and regional surveys through August. Inflation remained in check prior to Hurricane Katrina, with core Consumer Price Index (CPI) up 0.1% in both July and August. Following the hurricane and resultant spike in oil prices, consumer confidence plunged and personal spending declined. Manufacturing also slowed in September, with falls in several regional surveys. The economy showed resilience in fourth quarter, however. The labor market gained momentum toward the end of the period as hurricane-related effects faded. Jobless claims steadily declined, while the unemployment rate edged down to 5.0%. Payrolls jumped by 215,000 jobs in November following a net upward revision of 13,000 jobs in the prior two months. The ISM manufacturing survey remained at elevated levels through October and November showing renewed strength in the sector. Driven by sharp declines in gasoline prices, consumer confidence gauges rebounded to pre-Katrina levels. The combination of falling energy costs and improving consumer confidence led to modest increases in consumer spending and a November rebound in auto sales. Third-quarter Gross Domestic Product growth was revised from 3.8% to 4.1% on an annualized basis, representing the fastest growth rate since Q1 2004. Core CPI increased by 0.2% month-over-month at the start of Q4 (2.1% year-on-year), and held steady through November. The Fed raised short-term rates four times over the period, with fed funds target rate ending the year at 4.25%.

Early in the six-month period ended December 31, 2005, we purchased one-, three- and 13-month paper, modestly extending the fund's weighted average maturity
(WAM) from 62 days following the Fed's June 30 rate hike. Ahead of the August 9 Federal Open Market Committee (FOMC) meeting, we reduced the WAM, enabling us to purchase higher yielding paper following another 25-basis point (0.25%; 1 basis point = 0.01%) rate hike by the Fed. We stayed mainly in overnights and one-month paper in September, selectively adding 12-month issues as the curve steepened after the September 30 Fed hike. We ended the quarter with a WAM of 66 days. Throughout the fourth quarter, we purchased primarily one- and three-month securities while adding four- and six-month securities when we saw value further out the curve. We also opportunistically added one-year securities in small percentages at various points during the quarter. We bought maturities to coincide with the December 13 meeting to ensure adequate liquidity for the expected 25-basis point rate hike. Over the period, we maintained our allocation to floating rate notes (FRNs) at approximately 30%. We ended the year with a WAM of 61 days. Our strategy of reducing the Fund's WAM and building up cash ahead of FOMC meetings benefited the Fund's performance throughout the period as we were able to take advantage of each interest rate increase. Maintaining a concentration of FRNs also enabled us to reinvest at higher yields.

                                        --J.P. Morgan Investment Management Inc.

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds as an average of taxable money market mutual funds.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return/Yield for periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                      YIELD*               AVERAGE ANNUAL TOTAL RETURN
                                                -----------------     -------------------------------------
                                                CURRENT   CURRENT      PAST           PAST           PAST
                                                 7-DAY     30-DAY     1 YEAR         5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------
Preferred Money Market Fund                      3.86%     3.76%       2.84%          1.97%          3.63%
-----------------------------------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable                N/A       N/A        2.66%          1.81%          3.46%
-----------------------------------------------------------------------------------------------------------

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Preferred Money        Money Fund Report
                          Market Fund           Avg/All Taxable
      12.31.95               10000                  10000
      06.30.96               10245                  10244
      12.31.96               10507                  10493
      06.30.97               10771                  10751
      12.31.97               11049                  11027
      06.30.98               11353                  11305
      12.31.98               11643                  11582
      06.30.99               11908                  11834
      12.31.99               12207                  12119
      06.30.00               12557                  12451
      12.31.00               12954                  12834
      06.30.01               13271                  13132
      12.31.01               13466                  13303
      06.30.02               13571                  13397
      12.31.02               13663                  13476
      06.30.03               13717                  13525
      12.31.03               13759                  13561
      06.30.04               13802                  13597
      12.31.04               13887                  13673
      06.30.05               14048                  13817
      12.31.05               14289                  14035

--------------------------------------------------------------------------------
Fund Composition as of December 31, 2005
--------------------------------------------------------------------------------

Sector                           % of Net Assets
Commercial Paper                      55.81%
Floating Rate Notes                   24.96%
Certificates of Deposit               17.55%
Other *                                1.68%
--------------------------------------------------------------------------------

*     Other assets and liabilities

The Preferred Group of Mutual Funds  Fund Expenses
December 31, 2005 (unaudited)

Understanding Your Fund's Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. For more information, see the prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the funds for the six-month period ended December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment

assuming actual returns for the six-month period ended December 31, 2005

-------------------------------------------------------------------------------------------------------------------------
Fund                                                Expenses Paid (per $1,000)*             Ending Value (after expenses)
-------------------------------------------------------------------------------------------------------------------------
Preferred International Growth +                             $ 7.82                                 $   1,192.40
-------------------------------------------------------------------------------------------------------------------------
Preferred International Value +                                5.15                                     1,155.70
-------------------------------------------------------------------------------------------------------------------------
Preferred Small Cap Growth +                                   6.78                                     1,102.20
-------------------------------------------------------------------------------------------------------------------------
Preferred Mid Cap Growth                                       6.80                                     1,110.60
-------------------------------------------------------------------------------------------------------------------------
Preferred Large Cap Growth                                     4.93                                     1,133.80
-------------------------------------------------------------------------------------------------------------------------
Preferred Value +                                              5.71                                     1,037.30
-------------------------------------------------------------------------------------------------------------------------
Preferred Asset Allocation +                                   4.89                                     1,043.30
-------------------------------------------------------------------------------------------------------------------------
Preferred Fixed Income + **                                    3.53                                     1,000.30
-------------------------------------------------------------------------------------------------------------------------
Preferred Short-Term Government +                              2.53                                     1,006.30
-------------------------------------------------------------------------------------------------------------------------
Preferred Money Market                                         2.52                                     1,016.60
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six-month period ended December 31, 2005. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

** "Expenses Paid" include the extraordinary expenses referenced in footnote "*" in the Financial Highlights for the Fund. See "Financial Highlights." Expenses Paid and Ending Value for the fund, excluding the extraordinary expenses, would have been $3.40 and $1,000.30, respectively.

+ CIML has voluntarily agreed to waive a portion of the fund's management fee; had it not done so, actual expenses would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six-month period ended December 31, 2005, use the calculation method on the next page. To find the value of your investment on July 1, 2005, go to www.PreferredGroup.com and log on to your account. Alternatively, call The Preferred Group of Mutual Funds at 1-800-662-4769.

How to Calculate the Expenses You Paid

--------------------------------------------------------------------------------
      Value of Your Investment / $1,000 x Expenses Paid = Total Expenses Paid on
                                                          Your Account
--------------------------------------------------------------------------------

Example based on a $10,000 Investment in The Preferred Large Cap Growth Fund

--------------------------------------------------------------------------------
      $10,000 / $1,000 x 4.93 (see table above) = $49.30
--------------------------------------------------------------------------------

Comparing Your Fund's Expenses with Those of Other Funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return and actual expenses. You can use this information to compare the ongoing expenses of investing in your fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance or expenses paid during this period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six-month period ended December 31, 2005

-------------------------------------------------------------------------------------------------------------------------
Fund                                                Expenses Paid (per $1,000)*             Ending Value (after expenses)
-------------------------------------------------------------------------------------------------------------------------
Preferred International Growth +                             $  7.20                                 $ 1,018.07
-------------------------------------------------------------------------------------------------------------------------
Preferred International Value +                                 4.83                                   1,020.43
-------------------------------------------------------------------------------------------------------------------------
Preferred Small Cap Growth +                                    6.51                                   1,018.76
-------------------------------------------------------------------------------------------------------------------------
Preferred Mid Cap Growth                                        6.51                                   1,018.76
-------------------------------------------------------------------------------------------------------------------------
Preferred Large Cap Growth                                      4.67                                   1,020.58
-------------------------------------------------------------------------------------------------------------------------
Preferred Value +                                               5.66                                   1,019.60
-------------------------------------------------------------------------------------------------------------------------
Preferred Asset Allocation +                                    4.83                                   1,020.43
-------------------------------------------------------------------------------------------------------------------------
Preferred Fixed Income + **                                     3.56                                   1,021.68
-------------------------------------------------------------------------------------------------------------------------
Preferred Short-Term Government +                               2.55                                   1,022.68
-------------------------------------------------------------------------------------------------------------------------
Preferred Money Market                                          2.53                                   1,022.71
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six-month period ended December 31, 2005. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

** "Expenses Paid" include the extraordinary expenses referenced in footnote "*" in the Financial Highlights for the Fund. See "Financial Highlights." Expenses Paid and Ending Value for the fund, excluding the extraordinary expenses, would have been $3.44 and $1,021.80, respectively.

+ CIML has voluntarily agreed to waive a portion of the fund's management fee; had it not done so, actual expenses would have been higher.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Assets and Liabilities December 31, 2005 (unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                                         International    International      Small Cap
December 31, 2005 (unaudited)                                                Growth           Value           Growth
------------------------------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $7,703,624,
     $137,337,779, $26,498,449, $23,654,120, $12,614,644, $8,774,543,
     $27,579,993 and $99,869,358 of International Growth,
     International Value, Small Cap Growth, Mid Cap Growth, Large Cap
     Growth, Value, Asset Allocation and Fixed Income funds'
     securities on loan ..............................................   $  72,636,279    $ 767,559,588    $ 114,466,558
   Affiliated investments at value ...................................
   Short-term investments at value ...................................      10,170,314      157,102,958       28,217,768
   Repurchase agreements .............................................
   Cash ..............................................................                              517
   Foreign currency at value .........................................          62,623
   Receivable for investments sold ...................................                                           588,200
   Receivable for when-issued securities .............................
   Receivable for forward contracts ..................................
   Receivable from manager ...........................................
   Receivable for fund shares sold ...................................         779,622        1,589,876          780,754
   Receivable for variation margin ...................................
   Dividends and interest receivable .................................          61,640          991,513           68,015
   Foreign tax reclaim receivable ....................................           5,831          121,127
   Prepaid expenses and other assets .................................          19,867           48,741           20,291
                                                                         -----------------------------------------------
      Total assets ...................................................      83,736,176      927,414,320      144,141,586
                                                                         -----------------------------------------------

Liabilities
   Payable for investments purchased .................................          57,928          988,997
   Payable for when-issued securities ................................
   Payable for forward contracts .....................................
   Payable for variation margin ......................................
   Payable for fund shares redeemed ..................................           4,427          526,453          207,495
   Payable for distributions .........................................
   Payable upon return of securities loaned ..........................       8,128,986      145,232,957       27,387,689
   Other Payables
      Management fees ................................................          55,185          470,165           99,980
      Audit fees .....................................................          20,282           23,019           19,437
      Custodian fees .................................................           8,519          123,736            8,597
      Legal fees .....................................................           3,837              698
      Transfer agent fees ............................................           5,655           82,833           21,386
      Other accrued expenses and liabilities .........................              51
                                                                         -----------------------------------------------
         Total liabilities ...........................................       8,284,870      146,459,163       28,734,279
                                                                         -----------------------------------------------
   Net assets ........................................................   $  75,451,306    $ 780,955,157    $ 115,407,307
                                                                         -----------------------------------------------
   Shares of beneficial interest outstanding .........................       7,498,467       45,536,838       11,636,121
                                                                         -----------------------------------------------
   Offering and redemption price per share ...........................   $       10.06    $       17.15    $        9.92
                                                                         -----------------------------------------------
   Composition of Net Assets
   Paid-in capital ...................................................   $  64,807,011    $ 587,591,621    $ 123,091,546
   Undistributed (Distributions in excess of) net investment
     income (loss) ...................................................        (445,519)         146,563         (479,270)
   Accumulated net realized gains (losses) on investments,
   futures,written options, forwards and foreign currency ............      (3,913,579)      15,591,309      (28,806,546)
   Net unrealized appreciation (depreciation) on:
      Investments ....................................................      15,004,817      177,642,046       21,601,577
      Futures ........................................................
      Foreign denominated other assets, liabilities & currency .......          (1,424)         (16,382)
                                                                         -----------------------------------------------
                                                                         $  75,451,306    $ 780,955,157    $ 115,407,307
                                                                         -----------------------------------------------
   Unaffiliated investments and short-term investments at cost .......   $  67,801,776    $ 747,020,500    $ 121,082,749
   Affiliated investments and short-term investments at cost .........
   Foreign currency holdings at cost .................................          62,745

--------------------------------------------------------------------------------

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                                            Mid Cap         Large Cap
December 31, 2005 (unaudited)                                               Growth           Growth            Value
------------------------------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $7,703,624,
     $137,337,779, $26,498,449, $23,654,120, $12,614,644, $8,774,543,
     $27,579,993 and $99,869,358 of International Growth,
     International Value, Small Cap Growth, Mid Cap Growth, Large Cap
     Growth, Value, Asset Allocation and Fixed Income funds'
     securities on loan ..............................................   $ 113,406,843    $ 467,154,722    $ 323,541,543
   Affiliated investments at value ...................................
   Short-term investments at value ...................................      29,212,141       13,187,458       13,295,130
   Repurchase agreements .............................................
   Cash ..............................................................           1,122              448
   Foreign currency at value .........................................
   Receivable for investments sold ...................................       1,116,212        3,175,851          793,951
   Receivable for when-issued securities .............................
   Receivable for forward contracts ..................................
   Receivable from manager ...........................................
   Receivable for fund shares sold ...................................         864,227        1,493,976        1,253,012
   Receivable for variation margin ...................................
   Dividends and interest receivable .................................          65,527          252,771          467,151
   Foreign tax reclaim receivable ....................................
   Prepaid expenses and other assets .................................          17,230           30,008           23,970
                                                                         -----------------------------------------------
      Total assets ...................................................     144,683,302      485,295,234      339,374,757
                                                                         -----------------------------------------------

Liabilities
   Payable for investments purchased .................................         756,084          970,236          139,694
   Payable for when-issued securities ................................
   Payable for forward contracts .....................................
   Payable for variation margin ......................................
   Payable for fund shares redeemed ..................................                          953,153          613,343
   Payable for distributions .........................................
   Payable upon return of securities loaned ..........................      24,422,658       12,994,458        9,064,996
   Other Payables
      Management fees ................................................         101,910          304,566          252,837
      Audit fees .....................................................          19,065           20,529           22,497
      Custodian fees .................................................           7,040            9,542           16,930
      Legal fees .....................................................                                               306
      Transfer agent fees ............................................          13,527           59,874           68,312
      Other accrued expenses and liabilities .........................           1,879
                                                                         -----------------------------------------------
         Total liabilities ...........................................      25,322,163       15,312,358       10,178,915
                                                                         -----------------------------------------------
   Net assets ........................................................   $ 119,361,139    $ 469,982,876    $ 329,195,842
                                                                         -----------------------------------------------
   Shares of beneficial interest outstanding .........................      10,526,790       34,257,678       21,709,208
                                                                         -----------------------------------------------
   Offering and redemption price per share ...........................   $       11.34    $       13.72    $       15.16
                                                                         -----------------------------------------------
   Composition of Net Assets
   Paid-in capital ...................................................   $  97,215,198    $ 549,179,991    $ 299,789,403
   Undistributed (Distributions in excess of) net investment income
    (loss) ...........................................................        (318,959)        (739,717)           7,248
   Accumulated net realized gains (losses) on investments, futures,
     written options, forwards and foreign currency ..................       2,469,030     (177,578,884)      13,933,996
   Net unrealized appreciation (depreciation) on:
      Investments ....................................................      19,995,870       99,121,486       15,465,195
      Futures ........................................................
      Foreign denominated other assets, liabilities & currency .......
                                                                         -----------------------------------------------
                                                                         $ 119,361,139    $ 469,982,876    $ 329,195,842
                                                                         -----------------------------------------------
   Unaffiliated investments and short-term investments at cost .......   $ 122,623,114    $ 381,220,694    $ 321,371,478
   Affiliated investments and short-term investments at cost .........
   Foreign currency holdings at cost .................................
------------------------------------------------------------------------------------------------------------------------

                                                                                                       Short-Term
                                                                       Asset            Fixed          Government         Money
                                                                     Allocation         Income         Securities         Market
------------------------------------------------------------------------------------------------------------------------------------
Assets
Unaffiliated investments at value, including
   $7,703,624, $137,337,779, $26,498,449,
   $23,654,120, $12,614,644, $8,774,543, $27,579,993 and
   $99,869,358 of International Growth,
   International Value, Small Cap
   Growth, Mid Cap Growth, Large
   Cap Growth, Value, Asset Allocation
   and Fixed Income funds' securities on loan ...................   $ 129,979,448    $ 492,774,333    $ 169,324,903
   Affiliated investments at value ..............................         157,134
   Short-term investments at value ..............................     116,103,889      136,342,322        4,803,032    $ 255,955,096
   Repurchase agreements ........................................
   Cash .........................................................             550              430
   Foreign currency at value ....................................                                                             15,587
   Receivable for investments sold ..............................          34,762
   Receivable for when-issued securities ........................                          302,438
   Receivable for forward contracts .............................                       42,847,894
   Receivable from manager ......................................                                                             48,600
   Receivable for fund shares sold ..............................       1,510,556        2,460,394          834,581        4,190,988
   Receivable for variation margin ..............................           3,500
   Dividends and interest receivable ............................         613,901        3,174,166        1,145,696          917,468
   Foreign tax reclaim receivable
   Prepaid expenses and other assets ............................          16,927              115           16,725           18,525
                                                                    ----------------------------------------------------------------
     Total assets ...............................................     248,420,667      677,965,849      176,124,937      261,082,507
                                                                    ----------------------------------------------------------------

Liabilities
   Payable for investments purchased ............................          48,616          300,877
   Payable for when-issued securities ...........................                      129,986,246
   Payable for forward contracts ................................                       42,812,328
   Payable for variation margin .................................         371,815
   Payable for fund shares redeemed .............................         696,473          366,015                           631,872
   Payable for distributions ....................................           7,940            1,539              713               58
   Payable upon return of securities loaned .....................      27,132,892      101,246,861
   Other Payables
     Management fees ............................................         131,226          169,389           51,812           63,144
     Audit fees .................................................          23,257           12,109           18,486           17,268
     Custodian fees .............................................          14,150           19,511            5,814           10,830
     Legal fees .................................................                                             1,665
     Transfer agent fees ........................................          35,622           45,725           13,632           36,285
     Other accrued expenses and liabilities .....................                           19,501
                                                                    ----------------------------------------------------------------
       Total liabilities ........................................      28,461,991      274,980,101           92,122          759,457
                                                                    ----------------------------------------------------------------
Net assets ......................................................   $ 219,958,676    $ 402,985,748    $ 176,032,815    $ 260,323,050
                                                                    ----------------------------------------------------------------
Shares of beneficial interest outstanding .......................      16,464,365       37,940,043       18,214,111      260,323,050
                                                                    ----------------------------------------------------------------
Offering and redemption price per share .........................   $       13.36    $       10.62    $        9.66    $        1.00
                                                                    ----------------------------------------------------------------

Composition of Net Assets
Paid-in capital .................................................   $ 209,481,155    $ 398,455,924    $ 180,811,052    $ 260,323,050
Undistributed (Distributions in excess of)
  net investment income (loss) ..................................                        2,679,319
  Accumulated net realized gains
   (losses) on investments, futures,
   written options, forwards and foreign currency ...............       1,764,509       (1,608,701)      (2,739,893)
Net unrealized appreciation (depreciation) on:
   Investments ..................................................      10,101,395        3,459,409       (2,038,344)
   Futures ......................................................      (1,388,383)
   Foreign denominated other assets, liabilities & currency .....                             (203)
                                                                    ----------------------------------------------------------------
                                                                    $ 219,958,676    $ 402,985,748    $ 176,032,815    $ 260,323,050
                                                                    ----------------------------------------------------------------
Unaffiliated investments and short-term
   investments at cost ..........................................   $ 236,068,636    $ 625,657,246    $ 176,166,279    $ 255,955,096
Affiliated investments and
   short-term investments at cost ...............................          70,440
Foreign currency holdings at cost ...............................                           15,556
------------------------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Operations December 31, 2005 (unaudited)

Six Months Ended December 31, 2005 (unaudited)

                                                                    International    International      Small Cap
                                                                        Growth           Value           Growth
------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends ....................................................   $     418,640    $   6,012,033    $    215,534
   Dividends from affiliates ....................................
   Interest .....................................................             923          141,061
   Securities lending, net of related expenses ..................          10,164          182,036          38,903
                                                                    ----------------------------------------------
                                                                          429,727        6,335,130         254,437
                                                                    ----------------------------------------------
   Less foreign taxes withheld at source ........................         (22,254)        (439,184)
                                                                    ----------------------------------------------
      Total income ..............................................         407,473        5,895,946         254,437
                                                                    ----------------------------------------------

   Expenses
   Management fees ..............................................         330,263        3,640,584         573,804
   Audit fees ...................................................          24,819           22,278          18,348
   Custodian fees ...............................................          88,477          573,336          63,775
   Registration fees ............................................          11,966           18,927           8,216
   Legal fees ...................................................           6,836           61,032           9,274
   Trustees' fees ...............................................           1,240           18,461           2,752
   Transfer agent fees ..........................................          24,475          224,554          58,932
   Insurance fees ...............................................           1,008           13,610           2,320
   Other expenses ...............................................           3,254           16,382           8,225
                                                                    ----------------------------------------------
      Total expenses ............................................         492,338        4,589,164         745,646
                                                                    ----------------------------------------------
         Less fees waived or reimbursed by the Manager ..........         (47,180)        (958,048)        (11,939)
                                                                    ----------------------------------------------
         Net expenses ...........................................         445,158        3,631,116         733,707
                                                                    ----------------------------------------------
         Net investment income (loss) ...........................         (37,685)       2,264,830        (479,270)
                                                                    ----------------------------------------------

   Net Realized and Unrealized Gain (Loss) on Investments,
    Futures, Written Options, Forward Contracts and Foreign
    Currency
   Net realized gain (loss) on:
      Unaffiliated investments ..................................       1,463,594       40,192,147       5,902,328
      Affiliated investments ....................................
      Futures ...................................................
      Foreign denominated other assets, liabilities & currency ..         (31,442)        (211,897)
   Increase (decrease) in net unrealized appreciation
      (depreciation) on: ........................................
      Investments ...............................................       9,166,292       68,195,656       5,568,650
      Futures ...................................................
      Options ...................................................
      Foreign denominated other assets, liabilities & currency ..              59           29,307
                                                                    ----------------------------------------------
      Net gain (loss) ...........................................      10,598,503      108,205,213      11,470,978
                                                                    ----------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations .................................   $  10,560,818    $ 110,470,043    $ 10,991,708
                                                                    ==============================================

See notes to financial statements

                                                                       Mid Cap        Large Cap
                                                                       Growth          Growth           Value
------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends ....................................................   $     371,162    $  1,203,485    $  3,153,558
   Dividends from affiliates ....................................
   Interest .....................................................                         120,503
   Securities lending, net of related expenses ..................          19,001          10,668          10,269
                                                                    ----------------------------------------------
                                                                          390,163       1,334,656       3,163,827
                                                                    ----------------------------------------------
   Less foreign taxes withheld at source ........................            (142)         (2,026)           (655)
                                                                    ----------------------------------------------
      Total income ..............................................         390,021       1,332,630       3,163,172
                                                                    ----------------------------------------------

   Expenses
   Management fees ..............................................        554,280        1,696,211       1,510,894
   Audit fees ...................................................         18,148           19,453          21,470
   Custodian fees ...............................................         58,333           57,493          88,687
   Registration fees ............................................          8,555            8,713           8,563
   Legal fees ...................................................          8,377           34,383          27,526
   Trustees' fees ...............................................          2,529           10,412           8,284
   Transfer agent fees ..........................................         52,284          226,421         190,984
   Insurance fees ...............................................          2,017            8,066           6,250
   Other expenses ...............................................          4,457           12,532           8,822
                                                                    ----------------------------------------------
      Total expenses ............................................        708,980        2,073,684       1,871,480
                                                                    ----------------------------------------------
         Less fees waived or reimbursed by the Manager ..........                                          (5,182)
                                                                    ----------------------------------------------
         Net expenses ...........................................        708,980        2,073,684       1,866,298
                                                                    ----------------------------------------------
         Net investment income (loss) ...........................       (318,959)        (741,054)      1,296,874
                                                                    ----------------------------------------------

   Net Realized and Unrealized Gain (Loss) on Investments,
      Futures, Written Options, Forward Contracts and Foreign
      Currency
   Net realized gain (loss) on:
      Unaffiliated investments ..................................      6,149,634       23,253,250      20,920,639
      Affiliated investments ....................................
      Futures ...................................................
      Foreign denominated other assets, liabilities & currency ..                                              75
   Increase (decrease) in net unrealized appreciation
      (depreciation) on:
      Investments ...............................................      5,375,814       32,869,285     (10,134,220)
      Futures ...................................................
      Options ...................................................
      Foreign denominated other assets, liabilities & currency ..                                             (62)
                                                                    ---------------------------------------------
      Net gain (loss) ...........................................     11,525,448       56,122,535      10,786,432
                                                                    ---------------------------------------------
   Net increase (decrease) in net assets resulting from
      operations ................................................   $ 11,206,489     $ 55,381,481    $ 12,083,306
                                                                    =============================================

                                                                                                   Short-Term
                                                                       Asset          Fixed        Government       Money
                                                                    Allocation        Income       Securities       Market
----------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends ....................................................   $   986,004     $    45,099    $    92,442
   Dividends from affiliates ....................................         2,885
   Interest .....................................................     2,089,938       9,822,151      3,027,224   $ 4,632,975
   Securities lending, net of related expenses ..................        12,179          86,923
                                                                    --------------------------------------------------------
                                                                      3,091,006       9,954,173      3,119,666     4,632,975
                                                                    --------------------------------------------------------
   Less foreign taxes withheld at source ........................                        (3,570)
                                                                    --------------------------------------------------------
      Total income ..............................................     3,091,006       9,950,603      3,119,666     4,632,975
                                                                    --------------------------------------------------------

   Expenses
   Management fees ...............................................       760,948      1,020,353        304,191       369,375
   Audit fees ....................................................        22,892         26,912         17,036        15,420
   Custodian fees ................................................        84,717        124,054         37,585        67,375
   Registration fees .............................................         8,009          8,609          7,505         8,009
   Legal fees ....................................................        16,539         31,973         15,020        20,371
   Trustees' fees ................................................         5,131          9,664          4,242         5,905
   Transfer agent fees ...........................................       121,294        134,390         50,596       111,335
   Insurance fees ................................................         4,033          7,562          3,025         4,537
   Other expenses ................................................         8,779         63,397          7,179         7,409
                                                                    --------------------------------------------------------
      Total expenses .............................................     1,032,342      1,426,914        446,379       609,736
                                                                    --------------------------------------------------------
         Less fees waived or reimbursed by the Manager ...........          (327)       (48,715)       (11,452)
                                                                    --------------------------------------------------------
         Net expenses ............................................     1,032,015      1,378,199        434,927       609,736
                                                                    --------------------------------------------------------
         Net investment income (loss) ............................     2,058,991      8,572,404      2,684,739     4,023,239
                                                                    --------------------------------------------------------

   Net Realized and Unrealized Gain (Loss) on Investments,
     Futures, Written Options, Forward Contracts and Foreign
     Currency
   Net realized gain (loss) on:
      Unaffiliated investments ..................................        537,482     (3,264,132)      (354,357)
      Affiliated investments ....................................         64,689
      Futures ...................................................      4,462,900
      Foreign denominated other assets, liabilities & currency ..                     1,694,627
   Increase (decrease) in net unrealized appreciation
      (depreciation) on: ........................................
      Investments ...............................................      2,298,417     (5,346,347)    (1,170,091)
      Futures ...................................................       (448,489)
      Options ...................................................         (1,323)
      Foreign denominated other assets, liabilities & currency ..                    (1,559,258)
                                                                    --------------------------------------------------------
      Net gain (loss) ...........................................      6,913,676     (8,475,110)    (1,524,448)
                                                                    --------------------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations .................................   $  8,972,667    $    97,294    $ 1,160,291   $ 4,023,239
                                                                    ========================================================

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2005 (unaudited)

                                                ---------------------------------------------------------------
                                                     International Growth              International Value
                                                ---------------------------------------------------------------
                                                6 Months Ended    Year Ended     6 Months Ended    Year Ended
                                                  12/31/05+         6/30/05         12/31/05+       6/30/05
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $     (37,685)   $     375,188   $   2,264,830    $  11,742,008
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency .........       1,432,152        2,050,281      39,980,250       20,617,202
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency ...............................       9,166,351        1,926,696      68,224,963       36,028,473
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...      10,560,818        4,352,165     110,470,043       68,387,683
                                                ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income ..................        (375,000)                     (11,750,000)      (7,300,000)
     Short-term capital gains ...............                                       (2,785,897)      (2,547,878)
     Long-term capital gains ................                                      (41,731,584)     (20,226,268)
                                                ---------------------------------------------------------------
                                                     (375,000)                     (56,267,481)     (30,074,146)
                                                ---------------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ...............      17,442,648       17,506,750      32,581,758      245,677,231
     Value of distributions reinvested. .....         323,816                       48,114,817       25,623,510
     Cost of shares redeemed ................      (3,454,646)     (12,046,430)    (87,845,800)     (98,710,413)
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................      14,311,818        5,460,320      (7,149,225)     172,590,328
                                                ---------------------------------------------------------------
           Total increase (decrease) ........      24,497,636        9,812,485      47,053,337      210,903,865

Net Assets
     Beginning of period. ...................      50,953,670       41,141,185     733,901,820      522,997,955
                                                ---------------------------------------------------------------
     End of period ..........................   $  75,451,306    $  50,953,670   $ 780,955,157    $ 733,901,820
                                                ===============================================================
     Undistributed (distributions in excess
       of )net investment income (loss) at
       end of period ........................   $    (445,519)   $     (32,834)  $     146,563    $   9,631,733
                                                ===============================================================
Number of Fund Shares
     Sold ...................................       1,827,476        2,169,815       1,903,856       15,805,755
     Issued for distributions reinvested ....          32,446                        2,825,297        1,600,469
     Redeemed ...............................        (371,306)      (1,544,692)     (5,173,715)      (6,315,673)
                                                ---------------------------------------------------------------
       Net increase (decrease) in shares
         outstanding ........................       1,488,616          625,123        (444,562)      11,090,551
   Outstanding at:
     Beginning of period. ...................       6,009,851        5,384,728      45,981,400       34,890,849
                                                ---------------------------------------------------------------
     End of period ..........................       7,498,467        6,009,851      45,536,838       45,981,400
                                                ===============================================================

---------------------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2005.

See notes to financial statements

                                                ---------------------------------------------------------------
                                                       Small Cap Growth                  Mid Cap Growth
                                                ---------------------------------------------------------------
                                                6 Months Ended    Year Ended     6 Months Ended    Year Ended
                                                  12/31/05+        6/30/05          12/31/05+        6/30/05
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $    (479,270)   $  (1,127,355)  $    (318,959)   $    (830,721)
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency .........       5,902,328        5,427,456       6,149,634        5,843,944
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency ...............................       5,568,650       (1,782,835)      5,375,814        3,134,444
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...      10,991,708        2,517,266      11,206,489        8,147,667
                                                ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
     Short-term capital gains ...............                                         (732,373)
     Long-term capital gains ................                                       (6,404,997)
                                                ---------------------------------------------------------------
                                                                                    (7,137,370)
                                                ---------------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ...............      14,710,103       25,119,400      22,832,006       26,865,378
     Value of distributions reinvested. .....                                        6,609,656
     Cost of shares redeemed ................     (20,931,402)     (37,797,603)    (15,131,726)     (34,895,361)
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................      (6,221,299)     (12,678,203)     14,309,936       (8,029,983)
                                                ---------------------------------------------------------------
           Total increase (decrease) ........       4,770,409      (10,160,937)     18,379,055          117,684

Net Assets
     Beginning of period. ...................     110,636,898      120,797,835     100,982,084      100,864,400
                                                ---------------------------------------------------------------
     End of period ..........................   $ 115,407,307    $ 110,636,898     119,361,139    $ 100,982,084
                                                ===============================================================
     Undistributed (distributions in excess
       of )net investment income (loss) at
       end of period ........................   $    (479,270)                   $    (318,959)
                                                ===============================================================
Number of Fund Shares
     Sold ...................................       1,546,503        2,913,400       1,979,603        2,689,950
     Issued for distributions reinvested ....                                          583,376
     Redeemed ...............................      (2,203,144)      (4,414,481)     (1,334,880)      (3,532,611)
                                                ---------------------------------------------------------------
       Net increase (decrease) in shares
         outstanding ........................        (656,641)      (1,501,081)      1,228,099         (842,661)
   Outstanding at:
     Beginning of period. ...................      12,292,762       13,793,843       9,298,691       10,141,352
                                                ---------------------------------------------------------------
     End of period ..........................      11,636,121       12,292,762      10,526,790        9,298,691
                                                ===============================================================

                                                ------------------------------
                                                       Large Cap Growth
                                                ------------------------------
                                                6 Months Ended    Year Ended
                                                   12/31/05+       6/30/05
                                                ------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $     (741,054)  $     854,394
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency .........       23,253,250      17,950,838
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency ...............................       32,869,285       3,967,117
                                                ------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...       55,381,481      22,772,349
                                                ------------------------------
   Distributions to shareholders from:
     Net investment income ..................         (750,922)       (100,000)
     Short-term capital gains
     Long-term capital gains
                                                ------------------------------
                                                      (750,922)       (100,000)
                                                ------------------------------
   Fund share transactions:
     Receipts for shares sold ...............       26,157,810      60,028,934
     Value of distributions reinvested. .....          748,699          99,706
     Cost of shares redeemed ................      (28,618,247)    (76,057,064)
                                                ------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................       (1,711,738)    (15,928,424)
                                                ------------------------------
           Total increase (decrease) ........       52,918,821       6,743,925

Net Assets
     Beginning of period. ...................      417,064,055     410,320,130
                                                ------------------------------
     End of period ..........................   $  469,982,876   $ 417,064,055
                                                ==============================
     Undistributed (distributions in excess
       of )net investment income (loss) at
       end of period ........................   $     (739,717)  $     752,259
                                                ==============================
Number of Fund Shares
     Sold ...................................        1,983,785       5,306,535
     Issued for distributions reinvested ....           53,980           8,372
     Redeemed ...............................       (2,191,490)     (6,732,752)
                                                ------------------------------
       Net increase (decrease) in shares
         outstanding ........................         (153,725)     (1,417,845)
   Outstanding at:
     Beginning of period. ...................       34,411,403      35,829,248
                                                ------------------------------
     End of period ..........................       34,257,678      34,411,403
                                                ==============================

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2005 (unaudited)

                                                ---------------------------------------------------------------
                                                               Value                    Asset Allocation
                                                ---------------------------------------------------------------
                                                6 Months Ended     Year Ended    6 Months Ended    Year Ended
                                                   12/31/05+        6/30/05         12/30/05+       6/30/05
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $   1,296,874    $   2,532,390   $   2,058,991    $   3,205,419
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency .........      20,920,714       18,527,020       5,065,071        4,862,717
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency ...............................     (10,134,282)      (6,095,007)      1,848,605        5,427,778
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...      12,083,306       14,964,403       8,972,667       13,495,914
                                                ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income ..................      (2,600,000)      (2,060,000)     (2,058,991)      (3,205,418)
     Short-term capital gains ...............      (2,551,819)      (9,237,343)     (1,719,883)          (5,600)
     Long-term capital gains ................     (17,523,299)     (18,446,314)     (3,187,938)      (3,119,590)
                                                ---------------------------------------------------------------
                                                  (22,675,118)     (29,743,657)     (6,966,812)      (6,330,608)
                                                ---------------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ...............      11,244,161       41,223,986      19,212,285       57,811,813
     Value of distributions reinvested. .....      22,627,167       29,673,924       6,924,142        6,282,590
     Cost of shares redeemed ................     (29,722,859)     (44,480,554)    (17,185,349)     (36,907,289)
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................       4,148,469       26,417,356       8,951,078       27,187,114
                                                ---------------------------------------------------------------
           Total increase (decrease) ........      (6,443,343)      11,638,102      10,956,933       34,352,420

Net Assets
     Beginning of period. ...................     335,639,185      324,001,083     209,001,743      174,649,323
                                                ---------------------------------------------------------------
     End of period ..........................   $ 329,195,842    $ 335,639,185   $ 219,958,676    $ 209,001,743
                                                ===============================================================
     Undistributed (distributions in excess
       of )net investment income at end of
       period ...............................   $       7,248    $   1,310,374
                                                ===============================================================
Number of Fund Shares
     Sold ...................................         707,665        2,592,823       1,417,150        4,470,313
     Issued for distributions reinvested ....       1,485,697        1,881,669         513,593          478,789
     Redeemed ...............................      (1,872,429)      (2,806,860)     (1,280,288)      (2,899,285)
                                                ---------------------------------------------------------------
       Net increase (decrease) in shares
         outstanding ........................         320,933        1,667,632         650,455        2,049,817
   Outstanding at:
     Beginning of period. ...................      21,388,275       19,720,643      15,813,910       13,764,093
                                                ---------------------------------------------------------------
     End of period ..........................      21,709,208       21,388,275      16,464,365       15,813,910
                                                ===============================================================

+     Unaudited for the six-month period ended December 31, 2005.

 See notes to financial statements

                                                ---------------------------------------------------------------
                                                                                     Short-Term Government
                                                           Fixed Income                   Securities
---------------------------------------------------------------------------------------------------------------
                                                6 Months Ended    Year Ended     6 Months Ended      Year Ended
                                                  12/31/05+         6/30/05         12/31/05+         6/30/05
                                                ---------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $   8,572,404    $  13,823,016   $   2,684,739    $   4,702,388
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency .........      (1,569,505)       9,706,901        (354,357)        (715,162)
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency ...............................      (6,905,605)       4,805,643      (1,170,091)        (286,885)
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...          97,294       28,335,560       1,160,291        3,700,341
                                                ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income ..................      (8,814,850)     (12,824,221)     (2,684,739)      (4,702,388)
     Short-term capital gains ...............         (55,067)      (3,264,282)
     Long-term capital gains ................      (5,352,995)      (3,565,398)
                                                ---------------------------------------------------------------
                                                  (14,222,912)     (19,653,901)     (2,684,739)      (4,702,388)
                                                ---------------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ...............      37,047,702      103,776,086      20,458,654       23,872,104
     Value of distributions reinvested. .....      14,209,593       19,620,311       2,666,455        4,692,771
     Cost of shares redeemed ................     (37,137,687)     (43,603,593)    (17,545,010)     (37,328,830)
                                                ---------------------------------------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................      14,119,608       79,792,804       5,580,099       (8,763,955)
                                                ---------------------------------------------------------------
           Total increase (decrease) ........          (6,010)      88,474,463       4,055,651       (9,766,002)

Net Assets
     Beginning of period. ...................     402,991,758      314,517,295     171,977,164      181,743,166
                                                ---------------------------------------------------------------
     End of period ..........................   $ 402,985,748    $ 402,991,758   $ 176,032,815    $ 171,977,164
                                                ===============================================================
     Undistributed (distributions in excess
       of )net investment income at end of
       period ...............................   $   2,679,319    $   2,921,765
                                                ===============================================================
Number of Fund Shares
     Sold ...................................       3,405,653        9,502,062       2,109,080        2,439,095
     Issued for distributions reinvested ....       1,327,880        1,796,292         275,497          479,791
     Redeemed ...............................      (3,443,352)      (4,013,040)     (1,808,132)      (3,823,192)
                                                ---------------------------------------------------------------
       Net increase (decrease) in shares
         outstanding ........................       1,290,181        7,285,314         576,445         (904,306)
   Outstanding at:
     Beginning of period. ...................      36,649,862       29,364,548      17,637,666       18,541,972
                                                ---------------------------------------------------------------
     End of period ..........................      37,940,043       36,649,862      18,214,111       17,637,666
                                                ===============================================================

                                                ------------------------------
                                                          Money Market
                                                ------------------------------
                                                6 Months Ended    Year Ended
                                                  12/31/05+         6/30/05
                                                ------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .............   $    4,023,239   $   4,145,021
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
     assets, liabilities & currency
   Increase (decrease) in net unrealized
     appreciation (depreciation) on
     investments, futures, written
     options,forward contracts, & foreign
     denominated other assets,liabilities &
     currency
                                                ------------------------------
       Net increase (decrease) in net
         assets resulting from operations ...       4,023,239        4,145,021
                                                ------------------------------
   Distributions to shareholders from:
     Net investment income ..................      (4,023,239)      (4,145,021)
     Short-term capital gains
     Long-term capital gains
                                                ------------------------------
                                                   (4,023,239)      (4,145,021)
                                                ------------------------------
   Fund share transactions:
     Receipts for shares sold ...............     110,825,038      161,490,846
     Value of distributions reinvested. .....       4,022,575        4,142,876
     Cost of shares redeemed ................    (100,498,666)    (136,467,305)
                                                ------------------------------
       Net increase (decrease) in net
         assets from fund share
         transactions .......................      14,348,947       29,166,417
                                                ------------------------------
           Total increase (decrease) ........      14,348,947       29,166,417

Net Assets
     Beginning of period. ...................     245,974,103      216,807,686
                                                ------------------------------
     End of period. .........................   $ 260,323,050    $ 245,974,103
                                                ==============================
     Undistributed (distributions in excess
       of )net investment income at end of
       period
                                                ==============================
Number of Fund Shares
     Sold ...................................     110,825,038      161,490,846
     Issued for distributions reinvested ....       4,022,575        4,142,876
     Redeemed ...............................    (100,498,666)    (136,467,305)
                                                ------------------------------
       Net increase (decrease) in shares
         outstanding ........................      14,348,947       29,166,417
   Outstanding at:
     Beginning of period. ...................     245,974,103      216,807,686
                                                ------------------------------
     End of period ..........................     260,323,050      245,974,103
                                                ==============================

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Financial Highlights December 31, 2005 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                                      -----------------------------------------------------------------------------------
                                      Income (Loss) From Investment Operations           Less Distributions
-------------------------------------------------------------------------------------------------------------------------
                                                        Net
                          Net Asset        Net        Realized        Total                    From Net
                           Value,      Investment        and           from       From Net     Realized
                          Beginning      Income      Unrealized     Investment   Investment     Gain on         Total
                           of Year       (Loss)      Gain (Loss)    Operations     Income     Investments   Distributions
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                  $   10.00    $  (0.01)      $  (0.29)      $  (0.30)   $     --      $     --       $     --
   2002                        9.70       (0.01)         (1.81)         (1.82)         --            --             --
   2003                        7.88        0.02          (1.51)         (1.49)         --            --             --
   2004                        6.39       (0.01)          1.26           1.25          --            --             --
   2005                        7.64        0.07^          0.77           0.84          --            --             --
   Six-months Ended
   12/31/05 (unaudited)        8.48       (0.01)          1.64           1.63       (0.05)           --          (0.05)
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                       18.11        0.16          (1.06)         (0.90)      (0.35)        (2.91)         (3.26)
   2002                       13.95        0.19          (0.44)         (0.25)      (0.24)        (1.24)         (1.48)
   2003                       12.22        0.18          (1.13)         (0.95)      (0.05)        (0.02)         (0.07)
   2004                       11.20        0.24           3.68           3.92       (0.13)           --          (0.13)
   2005                       14.99        0.28           1.39           1.67       (0.17)        (0.53)         (0.70)
   Six-months Ended
   12/31/05 (unaudited)       15.96        0.05           2.43           2.48       (0.27)        (1.02)         (1.29)
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                       12.65       (0.08)         (4.05)         (4.13)         --            --             --
   2002                        8.52       (0.07)         (2.23)         (2.30)         --            --             --
   2003                        6.22       (0.06)          0.33           0.27          --            --             --
   2004                        6.49       (0.09)          2.36           2.27          --            --             --
   2005                        8.76       (0.09)          0.33           0.24          --            --             --
   Six-months Ended
   12/31/05 (unaudited)        9.00       (0.04)          0.96           0.92          --            --             --
-------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                      10.00       (0.05)          2.48           2.43          --            --             --
   2002                       12.43       (0.09)         (3.93)         (4.02)         --         (0.85)         (0.85)
   2003                        7.56       (0.09)          0.38           0.29          --            --^^           --
   2004                        7.85       (0.10)          2.20           2.10          --            --             --
   2005                        9.95       (0.09)          1.00           0.91          --            --             --
   Six-months Ended
   12/31/05 (unaudited)       10.86       (0.03)          1.23           1.20          --         (0.72)         (0.72)
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                       26.43       (0.02)         (7.36)         (7.38)         --         (5.83)         (5.83)
   2002                       13.22        0.00          (3.18)         (3.18)         --^^          --             --
   2003                       10.04        0.01          (0.45)         (0.44)         --            --             --
   2004                        9.60       (0.02)          1.88           1.86       (0.01)           --          (0.01)
   2005                       11.45        0.02^          0.65           0.67          --^^          --             --
   Six-months Ended
   12/31/05 (unaudited)       12.12       (0.02)          1.64           1.62       (0.02)           --          (0.02)
-------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

  +   For the period 4/2/01 (commencement of operations) - 6/30/01.

 ++   Not annualized

+++   Annualized

  ^   Reflects impact of a special dividend.

 ^^   Distribution represents less than $0.01 per share.

See notes to financial statements

                                                                    --------------------------------------------
                                                                            Ratios to Average Net Assets
                                                                    --------------------------------------------
                                                                                       Operating
                        Net Asset       Total                                       Expenses Before        Net
                         Value,       Return at                                        Voluntary       Investment
                         End of       Net Asset      Net Assets,      Operating        Waiver or         Income     Portfolio
                          Year        Value(1)       End of Year      Expenses       Reimbursements      (Loss)      Turnover
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                 $   9.70      (3.00%)++   $   24,908,857      0.77%++             --           (0.06%)++     42.68%++
   2002                      7.88     (18.76%)         24,156,314      1.90%               --           (0.15%)      160.30%
   2003                      6.39     (18.91%)         22,911,932      2.02%               --            0.25%       162.33%
   2004                      7.64      19.56%          41,141,185      1.91%               --           (0.14%)      126.96%
   2005                      8.48      10.99%#         50,953,670      1.54%o            1.67%           0.83%^      181.40%
   Six-months Ended
   12/31/05 (unaudited)     10.06      19.24%#++       75,451,306      1.42%o+++         1.57%+++       (0.12)%+++    39.63%++
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     13.95      (5.51%)        312,147,220      1.20%               --            1.02%        29.48%
   2002                     12.22      (0.75%)        217,161,153      1.26%               --            0.90%        43.45%
   2003                     11.20      (7.75%)##      251,802,359      1.03%***          1.27%           1.71%        23.04%
   2004                     14.99      35.14%##       522,997,955      1.02%***          1.27%           1.75%        30.59%
   2005                     15.96      11.13%##       733,901,820      0.99%***          1.24%           1.74%        23.01%
   Six-months Ended
   12/31/05 (unaudited)     17.15      15.57%##++     780,955,157      0.95%***+++       1.20%+++        0.59%+++      6.65%++
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      8.52     (32.65%)         95,760,903      1.26%               --           (0.81%)      183.26%
   2002                      6.22     (26.99%)         45,956,103      1.37%               --           (0.98%)      193.79%
   2003                      6.49       4.34%          58,519,402      1.50%               --           (1.04%)      189.87%
   2004                      8.76      34.98%         120,797,835      1.35%               --           (1.08%)      166.73%
   2005                      9.00       2.74%         110,636,898      1.28%               --           (1.00%)      139.70%
   Six-months Ended
   12/31/05 (unaudited)      9.92      10.22%++       115,407,307      1.28%+++**        1.30%+++       (0.84%)+++    83.20%++
------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                    12.43      24.30%++        33,528,389      0.61%++             --           (0.47%)++     95.83%++
   2002                      7.56     (33.77%)         29,806,797      1.47%               --           (1.11%)      246.60%
   2003                      7.85       3.84%          48,018,289      1.62%               --           (1.33%)      203.95%
   2004                      9.95      26.75%         100,864,400      1.33%               --           (1.01%)      157.19%
   2005                     10.86       9.15%         100,982,084      1.28%               --           (0.86%)      156.94%
   Six-months Ended
   12/31/05 (unaudited)     11.34      11.06%++       119,361,139      1.28%+++            --           (0.58%)+++    84.44%++
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     13.22     (30.38%)        587,565,012      0.85%               --           (0.14%)       95.12%
   2002                     10.04     (24.13%)        415,177,701      0.87%               --           (0.04%)       72.56%
   2003                      9.60      (4.29%)        375,057,897      0.94%               --            0.08%        65.10%
   2004                     11.45      19.35%         410,320,130      0.95%               --           (0.20%)       75.13%
   2005                     12.12       5.88%         417,064,055      0.94%               --            0.21%^       67.67%
   Six-months Ended
   12/31/05 (unaudited)     13.72      13.38%++       469,982,876      0.92%+++            --           (0.33)%+++     4.86%++
------------------------------------------------------------------------------------------------------------------------------

  # The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

 ## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

  o The operating expenses would have been higher if a portion of the management fee had not been waived beginning September 1, 2004.

 ** The operating expenses would have been higher if a portion of the expenses had not been reimbursed by the manager beginning October 2005.

*** The operating expenses would have been higher if a portion of the management fee had not been waived beginning July 1, 2002.

The Preferred Group of Mutual Funds Financial Highlights December 31, 2005 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                                      ---------------------------------------------------------------------------------
                                      Income (Loss) From Investment Operations              Less Distributions
-----------------------------------------------------------------------------------------------------------------------
                                                         Net
                          Net Asset       Net         Realized        Total                    From Net
                           Value,      Investment        and           from       From Net     Realized      In Excess
                          Beginning      Income      Unrealized     Investment   Investment    Gains on     of Realized
                           of Year       (Loss)      Gain (Loss)    Operations     Income     Investments      Gains
-----------------------------------------------------------------------------------------------------------------------
VALUE
-----------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                   $   21.95    $   0.18       $   2.33       $  2.51      $  (0.16)    $  (2.68)       $  --
   2002                       21.62        0.16          (3.19)        (3.03)        (0.17)       (1.53)          --
   2003                       16.89        0.20          (0.61)        (0.41)        (0.19)       (0.38)          --
   2004                       15.91        0.12           2.74          2.86         (0.20)       (2.14)          --
   2005                       16.43        0.12           0.66          0.78         (0.11)       (1.41)          --
   Six-months Ended
   12/31/05 (unaudited)       15.69        0.06           0.53          0.59         (0.13)       (0.99)          --
-----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                       16.77        0.45          (1.20)        (0.75)        (0.45)       (2.01)          --
   2002                       13.56        0.20          (1.46)        (1.26)        (0.20)       (1.01)          --
   2003                       11.09        0.13           0.18          0.31         (0.13)          --           --
   2004                       11.27        0.11           1.42          1.53         (0.11)          --           --
   2005                       12.69        0.22           0.73          0.95         (0.21)       (0.21)          --
   Six-months Ended
   12/31/05 (unaudited)       13.22        0.13           0.45          0.58         (0.13)       (0.31)          --
-----------------------------------------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                        9.51        0.62           0.38          1.00         (0.60)          --           --
   2002                        9.90        0.45           0.26          0.71         (0.45)          --           --
   2003                       10.16        0.33           0.86          1.19         (0.34)       (0.03)          --
   2004                       10.98        0.32          (0.10)         0.22         (0.33)       (0.16)          --
   2005                       10.71        0.42           0.47          0.89         (0.39)       (0.21)          --
   Six-months Ended
   12/31/05 (unaudited)       11.00        0.23          (0.23)           --         (0.23)       (0.15)          --
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                        9.51        0.58           0.23          0.81         (0.57)          --           --
   2002                        9.75        0.40           0.21          0.61         (0.40)          --           --
   2003                        9.96        0.31           0.19          0.50         (0.31)          --           --
   2004                       10.15        0.24          (0.29)        (0.05)        (0.24)       (0.06)          --
   2005                        9.80        0.25          (0.05)         0.20         (0.25)          --           --
   Six-months Ended
   12/31/05 (unaudited)        9.75        0.15          (0.08)         0.07         (0.15)          --           --
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                        1.00        0.06             --          0.06         (0.06)          --           --
   2002                        1.00        0.02             --          0.02         (0.02)          --           --
   2003                        1.00        0.01             --          0.01         (0.01)          --           --
   2004                        1.00        0.01             --          0.01         (0.01)          --           --
   2005                        1.00        0.02             --          0.02         (0.02)          --           --
   Six-months Ended
   12/31/05 (unaudited)        1.00        0.02             --          0.02         (0.02)          --           --
-----------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

 ++   Not annualized

+++   Annualized

See notes to financial statements

                        In Excess                   Net Asset     Total
                         of Net                       Value,    Return at
                       Investment        Total        End of    Net Asset   Net Assets,
                      Income (Loss)  Distributions     Year     Value(1)    End of Year
-----------------------------------------------------------------------------------------
VALUE
-----------------------------------------------------------------------------------------
Year Ended June 30,
  2001                   $     --      $  (2.84)     $  21.62    11.78%    $ 403,458,824
  2002                         --         (1.70)        16.89   (14.69%)     327,763,365
  2003                         --         (0.57)        15.91    (2.21%)     288,431,408
  2004                         --         (2.34)        16.43    18.74%      324,001,083
  2005                         --         (1.52)        15.69     4.70%      335,639,185
  Six-months Ended
  12/31/05 (unaudited)         --         (1.12)        15.16     3.73%++    329,195,842
-----------------------------------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------------------------------
Year Ended June 30,
  2001                         --         (2.46)        13.56    (5.13%)     158,792,161
  2002                         --         (1.21)        11.09    (9.94%)     130,355,912
  2003                         --         (0.13)        11.27     2.95%      123,591,833
  2004                         --         (0.11)        12.69    13.61%      174,649,323
  2005                         --         (0.42)        13.22     7.62%      209,001,743
  Six-months Ended
  12/31/05 (unaudited)         --         (0.44)        13.36     4.33%++    219,958,676
-----------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------
Year Ended June 30,
  2001                      (0.01)        (0.61)         9.90    10.78%      167,877,396
  2002                         --         (0.45)        10.16     7.25%      202,984,376
  2003                         --         (0.37)        10.98    11.94%      290,829,784
  2004                         --         (0.49)        10.71     1.99%      314,517,295
  2005                         --         (0.60)        11.00     8.43%      402,991,758
  Six-months Ended
  12/31/05 (unaudited)         --         (0.38)        10.62     0.03%++    402,985,748
-----------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-----------------------------------------------------------------------------------------
Year Ended June 30,s
  2001                         --         (0.57)         9.75     8.64%      100,880,412
  2002                         --         (0.40)         9.96     6.40%      118,991,973
  2003                         --         (0.31)        10.15     5.05%      139,434,554
  2004                         --         (0.30)         9.80    (0.50%)     181,743,166
  2005                         --         (0.25)         9.75     2.05%      171,977,164
  Six-months Ended
  12/31/05 (unaudited)         --         (0.15)         9.66     0.63%++    176,032,815
-----------------------------------------------------------------------------------------
MONEY MARKET
-----------------------------------------------------------------------------------------
Year Ended June 30,
  2001                         --         (0.06)         1.00     5.69%      197,822,641
  2002                         --         (0.02)         1.00     2.25%      188,108,964
  2003                         --         (0.01)         1.00     1.08%      208,829,549
  2004                         --         (0.01)         1.00     0.62%      216,807,686
  2005                         --         (0.02)         1.00     1.78%      245,974,103
  Six-months Ended
  12/31/05 (unaudited)         --         (0.02)         1.00     1.66%++    260,323,050
-----------------------------------------------------------------------------------------

                      ------------------------------------------
                              Ratios to Average Net Assets
                      ------------------------------------------
                                        Operating
                                     Expenses Before      Net
                                        Voluntary     Investment   Portfolio
                        Operating       Waiver or       Income      Turnover
                         Expenses     Reimbursements    (Loss)        Rate
----------------------------------------------------------------------------
VALUE
----------------------------------------------------------------------------
Year Ended June 30,
  2001                  0.87%              --          0.81%        25.95%
  2002                  0.87%              --          0.81%        19.02%
  2003                  1.05%              --          1.33%       114.06%
  2004                  1.17%              --          0.77%        79.49%
  2005                  1.12%              --          0.77%        31.86%
  Six-months Ended
  12/31/05 (unaudited)  1.11%+++**       1.11%+++      0.77%+++     58.17%++
----------------------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------------------
Year Ended June 30,
  2001                  0.93%              --          2.95%        18.72%
  2002                  0.99%              --          1.60%        13.70%
  2003                  1.11%              --          1.24%        11.90%
  2004                  1.03%              --          0.91%        11.79%
  2005                  0.98%              --          1.69%        34.58%
  Six-months Ended
  12/31/05 (unaudited)  0.95%+++**       0.95%+++      1.89%+++     21.26%++
----------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------
Year Ended June 30,
  2001                  0.69%              --          6.39%       117.61%
  2002                  0.69%              --          4.48%       506.61%
  2003                  0.74%              --          3.18%       665.38%
  2004                  0.71%              --          2.96%       372.42%
  2005                  0.68%*           0.69%         3.84%       297.35%
  Six-months Ended
  12/31/05 (unaudited)  0.68%*+++**      0.70%+++      4.20%+++    220.35%++
----------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-----------------------------------------------------------------------------
Year Ended June 30,s
  2001                  0.54%              --          5.89%        85.75%
  2002                  0.54%              --          4.02%       140.06%
  2003                  0.56%              --          3.04%       115.00%
  2004                  0.53%              --          2.37%       175.25%
  2005                  0.50%              --          2.54%        99.58%
  Six-months Ended
  12/31/05 (unaudited)  0.50%+++**       0.51%+++      3.09%+++     14.48%++
----------------------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------------------
Year Ended June 30,
  2001                  0.47%              --          5.42%          N/A
  2002                  0.45%              --          2.23%          N/A
  2003                  0.52%              --          1.06%          N/A
  2004                  0.51%              --          0.61%          N/A
  2005                  0.50%              --          1.79%          N/A
  Six-months Ended
  12/31/05 (unaudited)  0.50%+++           --          1.65%+++       N/A
----------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

  * The operating expenses would have been higher if a tax penalty and interest had not been reimbursed by the manager. The fund is in the process of the reimbursement.

 ** The operating expenses would have been higher if a portion of the expenses had not been reimbursed by the manager beginning October 2005.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred International Growth Fund

--------------------------------------------------------------------------------
              COMMON STOCK--96.27%                    SHARES          VALUE
--------------------------------------------------------------------------------

Australia--2.29%

Insurance--2.29%
   QBE Insurance Group Ltd ~                           120,255   $    1,730,391
                                                                 --------------
   Total Australia                                                    1,730,391
                                                                 --------------
Canada--3.86%

Materials--1.73%
   Teck Cominco Ltd                                     24,550        1,306,512

Telecommunication Services--2.13%
   Rogers Communications Inc ~                          37,990        1,603,077
                                                                 --------------
   Total Canada                                                       2,909,589
                                                                 --------------
China (Hong Kong)--3.85%

Energy--2.01%
   CNOOC Ltd                                         2,285,000        1,517,724

Telecommunication Services--1.84%
   China Mobile                                        293,000        1,384,972
                                                                 --------------
   Total China (Hong Kong)                                            2,902,696
                                                                 --------------
Finland--1.96%

Energy--1.96%
   Fortum OYJ                                           78,700        1,476,233
                                                                 --------------
   Total Finland                                                      1,476,233

France--7.60%

Capital Goods--2.42%
   Vinci SA                                             21,250        1,828,183

Insurance--2.67%
   AGF - Assur Gen De France                            20,290        2,011,095

Telecommunication Services--2.51%
   Bouygues *                                           38,815        1,898,343
                                                                 --------------
   Total France                                                       5,737,621
                                                                 --------------
Germany--11.20%

Banks--3.93%
   Commerzbank AG                                       52,900        1,630,001
   Unicredito Italian                                  194,800        1,337,956
                                                                 --------------
                                                                      2,967,957
                                                                 --------------
Diversified Financials--1.69%
   Hypo Real Estate *                                   24,515        1,276,768

Health Care Providers &
Services--1.77%
   Fresenius Medical ~                                  12,700        1,338,501

Materials--2.12%
   Bayer AG                                             38,200        1,596,394

Pharmaceuticals &
Biotechnology--1.69%
   Merck KGaA                                           15,350   $    1,271,514
                                                                 --------------
   Total Germany                                                      8,451,134
                                                                 --------------
Ireland--1.79%

Banks--1.79%
   Anglo Irish Bank Corp PLC *                          88,760        1,347,505
                                                                 --------------
   Total Ireland                                                      1,347,505
                                                                 --------------
Italy--2.79%

Banks--1.48%
   Banca Popolare Di Milano *~                         101,855        1,116,307

Transportation--1.31%
   Fiat SPA                                            131,850          988,386
                                                                 --------------
   Total Italy                                                        2,104,693
                                                                 --------------
Japan--19.03%

Banks--2.77%
   Mitsubishi Tokyo Financial Group                        154        2,090,261

Diversified Financials--4.01%
   Daiwa Securities Group Inc ~                        108,000        1,224,941
   Mitsui Trust Holdings Inc                           150,200        1,804,235
                                                                 --------------
                                                                      3,029,176
                                                                 --------------

Pharmaceuticals &
Biotechnology--1.76%
   Takeda Pharmaceutical Co Ltd                         24,500        1,326,010

Retailing--3.89%
   Marui Co                                             60,600        1,190,100
   Yamada Denki Co ~                                    13,950        1,746,709
                                                                 --------------
                                                                      2,936,809
                                                                 --------------

Transportation--4.91%
   Mitsubishi Corp *                                    92,700        2,052,486
   Mitsui Osk Lines ~                                  189,000        1,649,822
                                                                 --------------
                                                                      3,702,308
                                                                 --------------

Telecommunication Services--1.69%
   Ibiden Co ~                                          23,750        1,273,329
                                                                 --------------
   Total Japan                                                       14,357,893
                                                                 --------------
Mexico--2.81%

Food, Beverage & Tobacco--1.63%
   Fomento Economico Mexicano
     Sponsored ADR                                      16,940        1,228,319

Telecommunication Services--1.18%
   America Movil ADR                                    30,480          891,845
                                                                 --------------
   Total Mexico                                                       2,120,164
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
                  COMMON STOCK                        SHARES          VALUE
--------------------------------------------------------------------------------

Norway--3.18%

Energy--3.18%
   Norsk Hydro ASA                                      10,645   $    1,093,583
   Statoil ASA                                          56,740        1,303,749
                                                                 --------------
   Total Norway                                                       2,397,332
                                                                 --------------
South Africa--1.42%

Energy--1.42%
   Sasol Ltd                                            29,950        1,072,518
                                                                 --------------
   Total South Africa                                                 1,072,518
                                                                 --------------
South Korea--5.32%

Automobiles & Components--1.91%
   Hyundai Motor Co                                     15,010        1,443,869

Diversified Financials--1.81%
   Shinhan Financial                                    33,600        1,363,599

Semiconductors & Semiconductor
Equipment--1.60%
   Samsung Electronic                                    1,850        1,205,289
                                                                 --------------
   Total South Korea                                                  4,012,757
                                                                 --------------
Spain--3.77%

Capital Goods--2.38%
   ACS Actividades                                      55,675        1,793,964

Utilities--1.39%
   Endesa SA ~                                          39,900        1,049,886
                                                                 --------------
   Total Spain                                                        2,843,850
                                                                 --------------
Sweden--1.81%

Capital Goods--1.81%
   Atlas Copco AB                                       61,150        1,362,927
                                                                 --------------
   Total Sweden                                                       1,362,927
                                                                 --------------
Switzerland--8.77%

Food & Staples Retailing--2.82%
   Nestle SA                                             7,125        2,129,453

Pharmaceuticals &
Biotechnology--5.95%
   Novartis AG *                                        43,585        2,288,714
   Roche Holding AG ADR                                 14,645        2,197,390
                                                                 --------------
                                                                      4,486,104
                                                                 --------------

   Total Switzerland                                                  6,615,557
                                                                 --------------

Taiwan--2.97%

Rights / Warrants--2.97%
   Merrill Lynch International Warrants                166,000   $      910,278
   Merrill CW10 High Tech Company
     Warrants                                           70,800        1,328,633
                                                                 --------------
   Total Taiwan                                                       2,238,911
                                                                 --------------
United Kingdom--11.85%

Consumer Services--1.20%
   Sportingbet PLC                                     153,500          906,197

Energy--2.34%
   Scottish Power                                      189,300        1,768,225

Materials--5.12%
   BHP Billiton PLC *                                  143,070        2,334,700
   Rio Tinto PLC                                        33,550        1,530,892
                                                                 --------------
                                                                      3,865,592
                                                                 --------------

Pharmaceuticals &
Biotechnology--3.19%
   GlaxoSmithKline PLC                                  95,635        2,414,494
                                                                 --------------

   Total United Kingdom                                               8,954,508
                                                                 --------------
Total Common Stock
   (Cost $57,631,462)                                                72,636,279
                                                                 --------------

--------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--13.48%                    SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--2.71%
   State Street Global Advisors
   Money Market Fund ^^^
   3.93% yield as of December 31, 2005               2,041,328        2,041,328

Short Term Investment
Trust--10.77%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005               8,128,986        8,128,986
                                                                 --------------
Total Short Term Investments
   (Cost $10,170,314)                                                10,170,314
                                                                 --------------
Total Investments--109.75%
   (Cost $67,801,776)                                                82,806,593
                                                                 --------------
Other Assets & Liabilities-- -9.75%                                  (7,355,287)
                                                                 --------------
Total Net Assets--100%                                           $   75,451,306
                                                                 ==============

                                                          www.PreferredGroup.com

The Preferred  Group of Mutual Funds  Schedule of Investments
December 31, 2005 (unaudited)

Preferred International Value Fund

--------------------------------------------------------------------------------
              COMMON STOCK--98.28%                    SHARES          VALUE
--------------------------------------------------------------------------------

Australia--1.98%

Real Estate--1.98%
   Lend Lease Corporation Ltd                        1,458,366   $   15,503,153
                                                                 --------------
   Total Australia                                                   15,503,153
                                                                 --------------
Brazil--1.87%

Energy--1.87%
   Petroleo Brasileiro SA ADR ~                        205,208       14,625,174
                                                                 --------------
   Total Brazil                                                      14,625,174
                                                                 --------------
China (Hong Kong)--1.69%

Diversified Financials--1.69%
   Swire Pacific Ltd                                 1,468,500       13,163,099
                                                                 --------------
   Total China (Hong Kong)                                           13,163,099
                                                                 --------------
Finland--1.64%

Materials--1.64%
   Stora Enso OYJ ~                                    943,700       12,784,537
                                                                 --------------
   Total Finland                                                     12,784,537
                                                                 --------------
France--6.74%

Capital Goods--2.22%
   Schneider Electric ~                                194,600       17,364,054

Food, Beverage & Tobacco--1.68%
   Carrefour SA ~                                      279,381       13,094,764

Insurance--2.84%
   AXA ~                                               686,160       22,150,130
                                                                 --------------
   Total France                                                      52,608,948
                                                                 --------------
Germany--8.36%

Capital Goods--1.95%
   Siemens AG                                          177,381       15,207,951

Consumer Durables
& Apparel--2.33%
   Adidas-Salomon AG ~                                  96,208       18,228,721

Retailing--2.20%
   Metro AG ~                                          355,894       17,195,146

Transportation--1.88%
   Deutsche Post AG                                    603,900       14,646,033
                                                                 --------------
   Total Germany                                                     65,277,851
                                                                 --------------
Italy--3.85%

Banks--1.93%
   Unicredito Italiano Bank                          2,184,100       15,052,912

Energy--1.92%
   Saipem SPA ~                                        915,900   $   15,032,677
                                                                 --------------
   Total Italy                                                       30,085,589
                                                                 --------------
Japan--18.52%

Automobiles & Components--4.51%
   Bridgestone Corp ~                                  782,000       16,286,139
   Toyota Motor Corp                                   364,700       18,934,204
                                                                 --------------
                                                                     35,220,343
                                                                 --------------
Consumer Durables &
Apparel--1.64%
   Fuji Photo Film Co ~                                386,700       12,793,773

Diversified Financials--6.41%
   Mitsubishi Tokyo Financial Group                      1,434       19,463,862
   Sumitomo Trust & Banking Co Ltd                   2,995,800       30,623,846
                                                                 --------------
                                                                     50,087,708
                                                                 --------------

Insurance--1.25%
   Sompo Japan Insurance Inc                           721,700        9,765,113

Pharmaceuticals &
Biotechnology--2.86%
   Takeda Pharmaceutical Co Ltd                        411,900       22,293,197

Technology Hardware &
Equipment--1.85%
   Kyocera Corp                                        198,400       14,474,381
                                                                 --------------
   Total Japan                                                      144,634,515
                                                                 --------------
Mexico--2.69%

Telecommunication Services--2.69%
   Telefonos De Mexico SA ADR ~                        853,080       21,054,015
                                                                 --------------
   Total Mexico                                                      21,054,015
                                                                 --------------
Netherlands--6.38%

Banks--1.97%
   ABN AMRO Holdings NV                                587,863       15,377,894

Diversified Financials--2.22%
   ING Groep NV                                        498,969       17,312,756

Media--2.19%
   VNU NV ~                                            516,846       17,143,493
                                                                 --------------
   Total Netherlands                                                 49,834,143
                                                                 --------------
Portugal--1.95%

Telecommunication Services--1.95%
   Portugal Telecom SGPS SA                          1,507,812       15,266,460
                                                                 --------------
   Total Portugal                                                    15,266,460
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Value Fund continued

--------------------------------------------------------------------------------
                  COMMON STOCK                        SHARES          VALUE
--------------------------------------------------------------------------------

Singapore--2.89%

Banks--2.05%
   United Overseas Bank Ltd                          1,823,000   $   16,003,728

Capital Goods--0.84%
   Keppel Corp Ltd ~                                   990,800        6,553,304
                                                                 --------------
   Total Singapore                                                   22,557,032
                                                                 --------------
South Korea--5.00%

Banks--2.89%
   Kookmin Bank                                        298,270       22,558,235

Consumer Durables &
Apparel--2.11%
   LG Electronics Inc                                  186,700       16,482,758
                                                                 --------------
   Total South Korea                                                 39,040,993
                                                                 --------------
Spain--5.19%

Banks--1.88%
   BBV Argentaria ~                                    821,880       14,676,915

Energy--1.39%
   Repsol YPF SA ~                                     370,380       10,820,360

Utilities--1.92%
   Iberdrola SA ~                                      549,469       15,024,228
                                                                 --------------
   Total Spain                                                       40,521,503
                                                                 --------------
Sweden--1.70%

Capital Goods--1.70%
   Atlas Copco AB ~                                    596,600       13,297,177
                                                                 --------------
   Total Sweden                                                      13,297,177
                                                                 --------------
Switzerland--9.41%

Consumer Durables &
Apparel--2.07%
   Swatch Group ~                                      109,237       16,199,259

Food & Staples Retailing--2.28%
   Nestle SA                                            59,671       17,833,912

Materials--5.06%
   Givaudan AG                                          26,500       17,946,120
   Holcim Ltd                                          315,807       21,494,906
                                                                 --------------
                                                                     39,441,026
                                                                 --------------

   Total Switzerland                                                 73,474,197
                                                                 --------------
United Kingdom--18.42%

Banks--3.80%
   Lloyds TSB Group PLC                              1,763,920       14,809,177
   Royal Bank of Scotland PLC                          493,486       14,884,677
                                                                 --------------
                                                                     29,693,854
                                                                 --------------

Commercial Services &
Supplies--1.02%
   Group 4 Securicor PLC                             2,883,100   $    7,977,615

Media--3.95%
   Pearson PLC                                       1,280,410       15,128,965
   WPP Group                                         1,453,300       15,710,622
                                                                 --------------
                                                                     30,839,587
                                                                 --------------

Pharmaceuticals &
Biotechnology--2.63%
   GlaxoSmithKline PLC                                 813,066       20,527,453

Retailing--4.84%
   Kingfisher                                        3,854,296       15,715,882
   Marks & Spencer Group PLC                         2,542,274       22,064,861
                                                                 --------------
                                                                     37,780,743
                                                                 --------------

Telecommunication Services--2.18%
   Vodafone Group                                    7,887,201       17,011,950
                                                                 --------------

   Total United Kingdom                                             143,831,202
                                                                 --------------
Total Common Stock
   (Cost $589,917,542)                                              767,559,588
                                                                 --------------

--------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--20.12%                    SHARES          VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--1.52%
   State Street Repo, 2.05%, dated
   December 30, 2005, due January 3,
   2006, repurchase price $11,872,704,
   collateralized by 11,870,000 U.S.
   Treasury Note, 7.875%, due
   February 15, 2021, valued at
   $12,199,097 ^^^                                  11,870,000       11,870,000

Short Term Investment
Trust--18.60%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005             145,232,958      145,232,958
                                                                 --------------
Total Short Term Investments
   (Cost $157,102,958)                                              157,102,958
                                                                 --------------
Total Investments--118.40%
   (Cost $747,020,500)                                              924,662,546
                                                                 --------------
Other Assets & Liabilities-- -18.40%                               (143,707,388)
                                                                 --------------
Total Net Assets--100%                                           $  780,955,157
                                                                 ==============

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Small Cap Growth Fund

--------------------------------------------------------------------------------
              COMMON STOCK--99.18%                    SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--11.06%

Automobiles & Components--0.41%
   Directed Electronics Inc *~                          33,090   $      474,842

Consumer Durables &
Apparel--1.33%
   Carter Holdings Inc *~                               14,180          834,493
   Wolverine World Wide Inc ~                           31,220          701,201
                                                                 --------------
                                                                      1,535,694
                                                                 --------------

Consumer Services--2.66%
   Administaff Inc                                      14,560          612,248
   California Pizza Kitchen Inc *~                      25,420          812,677
   McCormick & Schmick's Seafood
      Restaurants Inc *                                 26,870          607,531
   Red Robin Gourmet Burgers Inc *~                     20,290        1,033,978
                                                                 --------------
                                                                      3,066,434
                                                                 --------------

Retailing--6.66%
   Coldwater Creek Inc *~                               28,235          862,015
   Dress Barn Inc *~                                    15,990          617,374
   Gamestop Corp *~                                     26,970          858,185
   Genesco Inc *~                                       30,450        1,181,156
   Guess? Inc *~                                        22,700          808,120
   Gymboree Corp *~                                     52,320        1,224,288
   Hibbett Sporting Goods Inc *~                        32,550          927,024
   Pacific Sunwear of California *~                     25,960          646,923
   Tractor Supply Co *~                                 10,660          564,340
                                                                 --------------
                                                                      7,689,425
                                                                 --------------

   Total Consumer Discretionary                                      12,766,395
                                                                 --------------
Consumer Staples--1.54%

Food, Beverage & Tobacco--0.96%
   Hansen Natural Corp *~                               13,990        1,102,552

Food & Staples Retailing--0.58%
   Caseys General Stores Inc                            27,200          674,560
                                                                 --------------
   Total Consumer Staples                                             1,777,112
                                                                 --------------
Energy--8.63%

Energy--8.63%
   Basic Energy Services Inc *~                         22,260          444,087
   Cheniere Energy Inc *~                               18,760          698,247
   Foundation Coal Holdings Inc                         20,770          789,260
   Frontier Oil Corp                                    23,210          871,071
   Hornbeck Offshore Services Inc *                     26,980          882,246
   Oil States International Inc *~                      27,910          884,189
   Parallel Petroleum Corp *~                           49,350          839,444
   RPC Inc ~                                            25,919          682,706
   St Mary Land & Exploration Co ~                      22,220          817,918
   Superior Energy Services Inc *~                      34,550          727,278
   Todco *                                              19,200          730,752
   Warren Resources Inc *~                              45,410          718,386
                                                                 --------------
   World Fuel Services Corp                             25,970          875,708
                                                                 --------------

   Total Energy                                                       9,961,292
                                                                 --------------

Financials--8.91%

Banks--2.33%
   Boston Private Financial
      Holdings Inc ~                                    32,130   $      977,395
   East West Bancorp Inc                                23,690          864,448
   Wintrust Financial Corp ~                            15,390          844,911
                                                                 --------------
                                                                      2,686,754
                                                                 --------------

Diversified Financials--3.53%
   Greenhill & Company Inc ~                            11,510          646,402
   Heartland Payment Systems Inc *~                     24,890          539,117
   IntercontinentalExchange Inc *~                       4,310          156,669
   Investment Technology Group Inc *                    30,960        1,097,222
   Moneygram International Inc *                        37,940          989,475
   Nasdaq Stock Market Inc *~                           18,290          643,442
                                                                 --------------
                                                                      4,072,327
                                                                 --------------

Insurance--0.66%
   Argonaut Group Inc *~                                23,080          756,332

Real Estate 2.39%
   Jones Lang Lasalle Inc ~                             17,020          856,957
   Kilroy Realty Corp REIT ~                            12,360          765,084
   Sunstone Hotel Investors Inc REIT ~                  43,170        1,147,027
                                                                 --------------
                                                                      2,769,068
                                                                 --------------

   Total Financials                                                  10,284,481
                                                                 --------------
Health Care--19.55%

Health Care Equipment &
Services--11.92%
   American Healthways Inc *~                           24,600        1,113,150
   Chemed Corp                                          17,230          855,986
   Intuitive Surgical Inc *                             12,530        1,469,393
   Kyphon Inc *                                         21,290          869,271
   LCA-Vision Inc ~                                     27,480        1,305,575
   Psychiatric Solutions Inc *                          30,660        1,800,968
   Sierra Health Services Inc *~                        25,780        2,061,369
   Sunrise Senior Living Inc *~                         42,110        1,419,528
   Sybron Dental Specialties Inc *                      28,360        1,129,012
   VCA Antech Inc *                                     33,830          954,006
   WellCare Health Plans Inc *~                         19,020          776,967
                                                                 --------------
                                                                     13,755,225
                                                                 --------------

Pharmaceuticals &
Biotechnology--7.63%
   Adams Respiratory
     Therapeutics Inc *~                                21,030          855,080
   Amylin Pharmaceuticals Inc *~                        29,650        1,183,628
   Cubist Pharmaceuticals Inc *~                        41,070          872,738
   CV Therapeutics Inc *~                               29,140          720,632
   Myogen Inc *~                                        36,050        1,087,268
   New River Pharmaceuticals Inc *~                     20,410        1,058,871
   United Therapeutics Corp *                           22,770        1,573,862
   Vertex Pharmaceuticals Inc *~                        22,960          635,303
   ViroPharma Inc *~                                    44,330          822,322
                                                                 --------------
                                                                      8,809,704
                                                                 --------------

   Total Health Care                                                 22,564,929
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
                  COMMON STOCK                        SHARES          VALUE
--------------------------------------------------------------------------------

Industrials--17.12%

Capital Goods--9.84%
   Astec Industries Inc *~                              20,120   $      657,119
   Bucyrus International Inc ~                          18,800          990,760
   Ceradyne Inc *~                                      15,710          688,098
   Energy Conversion Devices Inc *~                     14,720          599,840
   Gardner Denver Inc *                                 11,980          590,614
   Hexcel Corp *~                                       37,730          681,027
   JLG Industries Inc ~                                 37,250        1,700,835
   Lennox International Inc ~                           29,510          832,182
   Manitowoc Inc ~                                      12,050          605,151
   Washington Group International Inc                   11,530          610,744
   Wabtec Corp ~                                        26,210          705,049
   Watsco Inc                                           20,590        1,231,488
   WESCO International Inc *~                           34,290        1,465,212
                                                                 --------------
                                                                     11,358,119
                                                                 --------------

Commercial Services &
Supplies--4.43%
   FTI Consulting Inc *~                                32,930          903,599
   Global Cash Access Holdings Inc *~                   35,330          515,465
   Heidrick & Struggles
      International Inc *~                              20,000          641,000
   Jackson Hewitt Tax Service Inc                       38,800        1,075,148
   Resources Connection Inc *~                          41,990        1,094,259
   VistaPrint Ltd *                                     38,970          886,723
                                                                 --------------
                                                                      5,116,194
                                                                 --------------
Transportation--2.85%
   American Commercial Lines Inc *~                     16,640          504,026
   Continental Airlines Inc *~                          57,270        1,219,851
   Forward Air Corp ~                                   22,100          809,965
   Pacer International Inc                              28,910          753,395
                                                                 --------------
                                                                      3,287,237
                                                                 --------------

   Total Industrials                                                 19,761,550
                                                                 --------------

Information Technology--27.41%

Semiconductor & Semiconductor Equipment--6.07%
   ATMI Inc *~                                          20,350          569,190
   Integrated Device Technology Inc *~                  69,230          912,451
   Microsemi Corp *~                                    35,720          988,015
   ON Semiconductor Corp *~                            100,150          553,830
   Semtech Corp *                                       45,070          822,978
   Silicon Laboratories Inc *~                          25,200          923,832
   Trident Microsystems Inc *~                          69,260        1,246,680
   Varian Semiconductor Equipment Association Inc *~    22,390          983,593
                                                                 --------------
                                                                      7,000,569
                                                                 --------------

Software & Services--12.04%
   Advent Software Inc *~                               19,210          555,361
   Ansys Inc *                                          13,170          562,227
   Aquantive Inc *~                                     34,070          859,927
   Blue Coat Systems Inc *~                             17,300          790,956
   CNET Networks Inc *~                                 64,290          944,420
   Digital Insight Corp *~                              27,750          888,555

   Euronet Worldwide Inc *~                             22,520   $      626,056
   Homestore Inc *~                                    141,750          722,925
   Intrado Inc *                                        22,600          520,252
   MICROS Systems Inc *~                                30,550        1,476,176
   MPS Group Inc *                                      55,250          755,267
   Openwave Systems Inc *~                              73,000        1,275,310
   RightNow Technologies Inc *~                         51,520          951,059
   ValueClick Inc *~                                    75,370        1,364,951
   Witness Systems Inc *~                               81,390        1,600,941
                                                                 --------------
                                                                     13,894,383
                                                                 --------------

Technology Hardware &
Equipment--9.30%
   ADTRAN Inc ~                                         33,710        1,002,535
   Brightpoint Inc *~                                   37,340        1,035,438
   Cognex Corp                                          22,560          678,830
   Electronics for Imaging Inc *                        22,400          596,064
   F5 Networks Inc *~                                   27,050        1,546,989
   Foundry Networks Inc *~                              89,720        1,239,033
   Itron Inc *                                          16,720          669,469
   Neoware Systems Inc *                                 7,810          181,973
   Powerwave Technologies Inc *~                        47,420          596,069
   Rackable Systems Inc *~                              31,700          902,816
   Redback Networks Inc *~                              77,160        1,084,870
   SiRF Technology Holdings Inc *~                      40,280        1,200,344
                                                                 --------------
                                                                     10,734,430
                                                                 --------------

   Total Information Technology                                      31,629,382
                                                                 --------------

Materials 3.11%

Materials--3.11%
   Aleris International Inc *~                          21,640          697,674
   Cleveland Cliffs Inc ~                                9,100          805,987
   Eagle Materials Inc ~                                 9,310        1,139,172
   Titanium Metals Corp *~                              15,040          951,430
                                                                 --------------

   Total Materials                                                    3,594,263
                                                                 --------------

Telecommunication
Services--1.35%

Telecommunication Services--1.35%
   SBA Communications Corp *~                           86,770        1,553,183
                                                                 --------------

   Total Telecommunication Services                                   1,553,183
                                                                 --------------

Utilities--0.50%

Utilities--0.50%
   El Paso Electric Co *~                               27,280          573,971
                                                                 ---------------

   Total Utilities                                                      573,971
                                                                 ---------------
Total Common Stock
   (Cost $92,864,981)                                               114,466,558
                                                                 ---------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--24.46%                    SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--0.72%
   State Street Global Advisors
   Money Market Fund ^^^
   3.93% yield as of December 31, 2005                 830,079   $      830,079

Short Term Investment
Trust--23.74%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005              27,387,689       27,387,689
                                                                 --------------

Total Short Term Investments
   (Cost $28,217,768)                                            $   28,217,768
                                                                 --------------
Total Investments--123.64%
   (Cost $121,082,749)                                              142,684,326
                                                                 --------------
Other Assets & Liabilities-- -23.64%                                (27,277,019)
                                                                 --------------
Total Net Assets--100%                                           $  115,407,307
                                                                 ==============

Preferred Mid Cap Growth Fund

--------------------------------------------------------------------------------
           COMMON STOCK--95.01%                       SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--16.45%

Automobiles & Components--0.56%
   Johnson Controls Inc                                  9,210   $      671,501

Consumer Durables &
Apparel--3.86%
   Coach Inc *                                          67,020        2,234,447
   Harman International Industries Inc                  13,680        1,338,588
   Polo Ralph Lauren Corp                               18,460        1,036,344
                                                                 --------------
                                                                      4,609,379
                                                                 --------------

Consumer Services--3.09%
   Scientific Games Corp *                              35,460          967,349
   Starwood Hotels & Resorts
   Worldwide Inc REIT                                   27,150        1,733,799
   Station Casinos Inc                                  14,540          985,812
                                                                 --------------
                                                                      3,686,960
                                                                 --------------

Media--2.88%
   Getty Images Inc *                                   12,060        1,076,596
   Sirius Satellite Radio Inc *~                       269,440        1,805,248
   XM Satellite Radio Holdings Inc *~                   20,200          551,056
                                                                 --------------
                                                                      3,432,900
                                                                 --------------

Retailing--6.06%
   Chico's FAS Inc *                                    37,010        1,625,849
   Circuit City Stores Inc                              32,730          739,371
   GameStop Corp *~                                     19,850          631,627
   Nordstrom Inc                                        33,670        1,259,258
   Tiffany & Co ~                                       24,260          928,915
   Urban Outfitters Inc *~                              30,200          764,362
   Williams-Sonoma Inc *                                29,830        1,287,165
                                                                 --------------
                                                                      7,236,547
                                                                 --------------

   Total Consumer Discretionary                                  $   19,637,287
                                                                 --------------

Consumer Staples--1.97%

Food & Staples Retailing--1.97%
   Hansen Natural Corp *~                               13,040        1,027,682
   Whole Foods Market Inc                               17,060        1,320,273
                                                                 --------------

   Total Consumer Staples                                             2,347,955
                                                                 --------------

Energy--9.27%

Energy--9.27%
   Cal Dive International Inc *~                        15,020          539,068
   Chesapeake Energy Corp ~                             20,840          661,253
   CONSOL Energy Inc                                    16,590        1,081,336
   Grant Prideco Inc *                                  15,350          677,242
   National-Oilwell Inc *                               17,100        1,072,170
   Newfield Exploration Co *                            16,950          848,687
   Range Resources Corp ~                               58,810        1,549,055
   Southwestern Energy Co *                             30,800        1,106,952
   Sunoco Inc                                           16,910        1,325,406
   Ultra Petroleum Corp *~                              15,510          865,458
   XTO Energy Inc                                       30,466        1,338,676
                                                                 --------------

   Total Energy                                                      11,065,303
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
                  COMMON STOCK                        SHARES          VALUE
--------------------------------------------------------------------------------

Financials--10.60%

Banks--0.45%
   Colonial BancGroup Inc                               22,760   $      542,143

Diversified Financials--8.68%
   Affiliated Managers Group Inc *~                     16,110        1,292,828
   Ameritrade Holding Corp *                            50,410        1,209,840
   Chicago Merchantile Exchange
   Holdings Inc                                          4,060        1,492,009
   Legg Mason Inc                                       12,630        1,511,685
   Mellon Financial Corp                                39,840        1,364,520
   Moody's Corp                                         17,940        1,101,875
   Nasdaq Stock Market Inc *                            18,310          644,146
   T Rowe Price Group Inc                               24,160        1,740,245
                                                                 --------------
                                                                     10,357,148
                                                                 --------------

Insurance--0.65%
   HCC Insurance Holdings Inc                           26,230          778,506

Real Estate--0.82%
   C B Richard Ellis Group Inc *                        16,510          971,614
                                                                 --------------

   Total Financials                                                  12,649,411
                                                                 --------------

Health Care--15.77%

Health Care Equipment &
Services--7.71%
   Cerner Corp *~                                       11,810        1,073,647
   Community Health Systems Inc *                       13,670          524,108
   Dade Behring Holdings Inc                            28,820        1,178,450
   Davita Inc *                                         15,610          790,490
   Express Scripts Inc *                                15,150        1,269,570
   Intuitive Surgical Inc *                              5,000          586,350
   Omnicare Inc                                         29,320        1,677,690
   Pharmaceutical Product
   Development Inc                                       9,440          584,808
   ResMed Inc *                                         21,290          815,620
   Varian Medical Systems Inc *                         13,990          704,257
   WellPoint Inc *                                           1               37
                                                                 --------------
                                                                      9,205,027
                                                                 --------------

Pharmaceuticals &
Biotechnology--8.06%
   Allergan Inc                                         15,620        1,686,335
   Barr Pharmaceuticals Inc *                           20,430        1,272,585
   Biogen Idec Inc *                                    20,190          915,213
   Celgene Corp *~                                      16,710        1,082,808
   Cephalon Inc *~                                       9,890          640,279
   MedImmune Inc *                                      31,420        1,100,328
   Protein Design Labs Inc *                            32,630          927,345
   Sepracor Inc *~                                      10,810          557,796
   Shire Pharmaceuticals Group PLC
   Sponsored ADR ~                                      23,850          925,142
   United Therapeutics Corp *~                           7,310          505,267
                                                                 --------------
                                                                      9,613,098
                                                                 --------------

   Total Health Care                                                 18,818,125
                                                                 --------------

Industrials--12.18%

Capital Goods--7.66%
   Actuant Corp                                          8,300   $      463,140
   AMETEK Inc                                           17,130          728,710
   Ceradyne Inc *~                                      16,150          707,370
   Joy Global Inc                                       35,030        1,401,200
   McDermott International Inc *~                       17,690          789,151
   Oshkosh Truck Corp                                   19,510          869,951
   Precision Castparts Corp                             21,600        1,119,096
   Roper Industries Inc                                 28,710        1,134,332
   Terex Corp *                                         11,660          692,604
   WESCO International Inc *~                           28,830        1,231,906
                                                                 --------------
                                                                      9,137,460
                                                                 --------------
Commercial Services &
Supplies--2.33%
   Manpower Inc                                         21,140          983,010
   Monster Worldwide Inc *                              43,910        1,792,406
                                                                 --------------
                                                                      2,775,416
                                                                 --------------
Transportation--2.19%
   C H Robinson Worldwide Inc *                         26,320          974,630
   Norfolk Southern Corp                                17,540          786,318
   UTI Worldwide Inc                                     9,280          861,555
                                                                 --------------
                                                                      2,622,503
                                                                 --------------

   Total Industrials                                                 14,535,379
                                                                 --------------

Information Technology--23.52%

Semiconductor & Semiconductor
Equipment--10.65%
   Advanced Micro Devices Inc                           70,460        2,156,076
   ASML Holding NV *~                                   50,610        1,016,249
   ATI Technolgies Inc *~                               39,840          676,882
   Broadcom Corp *                                      54,230        2,556,945
   KLA Tencor Corp                                      37,610        1,855,301
   Lam Research Corp *                                  15,490          552,683
   Micron Technology Inc *                              94,330        1,255,532
   Silicon Laboratories Inc *~                          34,190        1,253,405
   Trident Microsystems Inc *~                          26,740          481,320
   Varian Semiconductor Equipment
   Association Inc *                                    20,580          904,079
                                                                 --------------
                                                                     12,708,472
                                                                 --------------

Software & Services--5.75%
   Akamai Technologies Inc *~                           59,440        1,184,639
   Aquantive Inc *~                                     24,360          614,846
   CNET Networks Inc *~                                 87,530        1,285,816
   Global Payments Inc                                  19,460          907,031
   MPS Group Inc *                                      45,100          616,517
   Openwave Systems Inc *~                              41,220          720,113
   Red Hat Inc *~                                       15,260          415,682
   Salesforce.com Inc *                                 11,540          369,857
   ValueClick Inc *~                                    41,650          754,282
                                                                 --------------
                                                                      6,868,783
                                                                 --------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
              COMMON STOCK                            SHARES          VALUE
--------------------------------------------------------------------------------

Technology Hardware &
Equipment--7.12%
   Agilent Technologies Inc *                           41,440   $    1,379,538
   Cogent Inc *~                                        35,070          795,388
   Comverse Technology Inc *                            22,180          589,766
   F5 Networks Inc *                                    27,930        1,597,317
   Foundry Networks Inc *                               65,530          904,969
   Itron Inc *~                                         11,210          448,848
   JDS Uniphase Corp *                                 466,860        1,101,790
   Network Appliance Inc *                              39,540        1,067,580
   SiRF Technology Holdings Inc *~                      20,710          617,158
                                                                 --------------
                                                                      8,502,354
                                                                 --------------

   Total Information Technology                                      28,079,609
                                                                 --------------

Materials--2.86%

Materials--2.86%
   Allegheny Technologies Inc ~                         27,060          976,325
   Florida Rock Industries Inc                           9,220          452,333
   Freeport-McMoRan Copper
   & Gold Inc                                           22,390        1,204,582
   Peabody Energy Corp                                   9,460          779,693
                                                                 --------------

   Total Materials                                                    3,412,933
                                                                 --------------

Telecommunication
Services--2.39%

Telecommunication Services--2.39%
   Crown Castle International Corp *                    26,970          725,763
   NII Holdings Inc *~                                  48,880        2,135,078
                                                                 --------------

   Total Telecommunication Services                                   2,860,841
                                                                 --------------

Total Common Stock
   (Cost $93,410,973)                                               113,406,843
                                                                 --------------

--------------------------------------------------------------------------------
                  SHORT TERM
              INVESTMENTS--24.48%                     SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--4.01%
   State Street Global Advisors
   Money Market Fund ^^^
   3.93% yield as of December 31, 2005               4,789,483   $    4,789,483

Short Term Investment
Trust--20.47%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005              24,422,658       24,422,658
                                                                 --------------

Total Short Term Investments
   (Cost $29,212,141)                                                29,212,141
                                                                 --------------

Total Investments--119.49%
   (Cost $122,623,114)                                              142,618,984
                                                                 --------------

Other Assets & Liabilities-- -19.49%                                (23,257,845)
                                                                 --------------

Total Net Assets--100%                                           $  119,361,139
                                                                 ==============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund

-------------------------------------------------------------------------------
        COMMON STOCK--99.40%                          SHARES          VALUE
-------------------------------------------------------------------------------

Consumer Discretionary--16.50%

Consumer Durables & Apparel--3.19%
   Coach Inc *                                         208,200   $    6,941,388
   Nike Inc Class B                                     92,500        8,028,075
                                                                 --------------
                                                                     14,969,463
                                                                 --------------
Consumer Services--1.82%
   Marriott International Inc Class A                   68,700        4,600,839
   Starbucks Corp *                                     74,800        2,244,748
   The Cheesecake Factory *                             45,900        1,716,201
                                                                 --------------
                                                                      8,561,788
                                                                 --------------
Media--0.28%
   Getty Images Inc *~                                  14,600        1,303,342

Retailing--11.21%
   Chico's FAS Inc *                                   217,400        9,550,382
   eBay Inc *                                          359,500       15,548,375
   Federated Department Stores Inc                      87,100        5,777,343
   Lowe's Companies Inc                                107,100        7,139,286
   Target Corp                                         187,100       10,284,887
   Williams-Sonoma Inc *                               102,000        4,401,300
                                                                 --------------
                                                                     52,701,573
                                                                 --------------

   Total Consumer Discretionary                                      77,536,166
                                                                 --------------

Consumer Staples--7.36%

Food & Staples Retailing--1.99%
   Whole Foods Market Inc ~                            121,100        9,371,929

Food, Beverage & Tobacco--2.46%
   Cadbury Schweppes PLC ADR ~                         141,200        5,406,548
   PepsiCo Inc                                         103,800        6,132,504
                                                                 --------------
                                                                     11,539,052
                                                                 --------------

Household & Personal Products--2.91%
   Procter & Gamble Co                                 236,080       13,664,310
                                                                 --------------

   Total Consumer Staples                                            34,575,291
                                                                 --------------

Energy 3.96%

Energy--3.96%
   Occidental Petroleum Corp                            64,100        5,120,308
   Schlumberger Ltd                                    138,800       13,484,420
                                                                 --------------

   Total Energy                                                      18,604,728
                                                                 --------------

Financials--12.62%

Banks--1.00%
   Bank of America Corp                                102,000        4,707,300

Diversified Financials--9.13%
   American Express Co                                 225,200       11,588,792
   Charles Schwab Corp                                 579,900        8,507,133
   Goldman Sachs Group Inc                              44,100        5,632,011
   JPMorgan Chase & Co                                 147,152        5,840,463

   Lehman Brothers Holdings Inc                         20,900   $    2,678,753
   Merrill Lynch & Co Inc                              127,800        8,655,894
                                                                 --------------
                                                                     42,903,046
                                                                 --------------

Insurance--2.49%
   American International Group Inc                    171,400       11,694,622
                                                                 --------------

   Total Financials                                                  59,304,968
                                                                 --------------

Health Care--20.98%

Health Care Equipment & Services--8.87%
   Alcon Inc                                            60,900        7,892,640
   Caremark Rx Inc *                                   148,800        7,706,352
   CIGNA Corp                                           38,600        4,311,620
   St Jude Medical Inc *                               139,300        6,992,860
   UnitedHealth Group Inc                              132,500        8,233,550
   Wellpoint Inc *                                      82,000        6,542,780
                                                                 --------------
                                                                     41,679,802
                                                                 --------------

Pharmaceuticals &
Biotechnology--12.11%
   Abbott Laboratories                                  76,700        3,024,281
   Amgen Inc *                                         127,100       10,023,106
   Genentech Inc *                                     106,000        9,805,000
   Gilead Sciences Inc *                               155,700        8,194,491
   Novartis AG ADR                                     184,300        9,672,064
   Roche Holding AG ADR                                136,000       10,179,750
   Sanofi-Aventis ADR                                  137,700        6,045,030
                                                                 --------------
                                                                     56,943,722
                                                                 --------------

   Total Health Care                                                 98,623,524
                                                                 --------------

Industrials--3.25%

Capital Goods--3.25%
   General Electric Co                                 436,200       15,288,810
                                                                 --------------

   Total Industrials                                                 15,288,810
                                                                 --------------

Information Technology--33.38%

Semiconductor & Semiconductor
Equipment--9.47%
   Applied Materials Inc                               402,100        7,213,674
   Intel Corp                                          259,500        6,477,120
   Marvell Technology Group Ltd *                      204,300       11,459,187
   Maxim Integrated Products Inc                       259,800        9,415,152
   Texas Instruments Inc                               310,300        9,951,321
                                                                 --------------
                                                                     44,516,454
                                                                 --------------

Software & Services--15.15%
   Adobe Systems Inc                                   309,500       11,439,120
   Electronic Arts Inc *                               167,300        8,751,463
   Google Inc Class A *                                 44,600       18,502,756
   Microsoft Corp                                      300,400        7,855,460
   Navteq Corp *                                        86,500        3,794,755

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Large Cap Growth Fund continued

-------------------------------------------------------------------------------
            COMMON STOCK                             SHARES           VALUE
-------------------------------------------------------------------------------

Software & Services (continued)
   SAP Aktiengesellschaft
      Sponsored ADR ~                                  170,900   $    7,702,463
   Yahoo! Inc *                                        336,200       13,172,316
                                                                 --------------
                                                                     71,218,333
                                                                 --------------

Technology Hardware &
Equipment--8.76%
   Agilent Technologies Inc *                          131,900        4,390,951
   Apple Computer Inc *                                129,000        9,273,810
   Cisco Systems Inc *                                 288,800        4,944,256
   Dell Inc*                                           164,000        4,918,360
   EMC Corp *                                          351,000        4,780,620
   Nokia Corp ADR                                      362,900        6,641,070
   Qualcomm Inc                                        143,600        6,186,288
                                                                 --------------
                                                                     41,135,355
                                                                 --------------

Total Information Technology                                        156,870,142
                                                                 --------------

Telecommunication
Services--1.35%

Telecommunication Services--1.35%
   Sprint Nextel Corp                                  271,879        6,351,093
                                                                 --------------

   Total Telecommunication Services                                   6,351,093
                                                                 --------------

Total Common Stock
   (Cost $368,033,236)                                              467,154,722
                                                                 --------------

-------------------------------------------------------------------------------
             SHORT TERM
         INVESTMENTS--2.80%                           SHARES           VALUE
-------------------------------------------------------------------------------

Commercial Paper--0.04%
   Citigroup Funding Inc
      4.00% January 3, 2006 @                          193,000   $      193,000

Short Term Investment
Trust--2.76%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005              12,994,458       12,994,458
                                                                 --------------
Total Short Term Investments
   (Cost $13,187,458)                                                13,187,458
                                                                 --------------

Total Investments--102.20%
   (Cost $381,220,694)                                              480,342,180
                                                                 --------------

Other Assets & Liabilities-- -2.20%                                 (10,359,304)
                                                                 --------------

Total Net Assets--100%                                           $  469,982,876
                                                                 ==============

--------------------------------------------------------------------------------

Preferred Value Fund

-------------------------------------------------------------------------------
        COMMON STOCK--98.28%                          SHARES          VALUE
-------------------------------------------------------------------------------

Consumer Discretionary--4.87%

Automobiles & Components--0.30%
   Honda Motor Co Ltd                                   34,000   $      984,980

Consumer Durables--0.68%
   Mattel Inc                                          142,500        2,254,350

Consumer Services--0.92%
   Carnival Corp                                        56,800        3,037,096

Media--2.03%
   Comcast Corp *                                       69,400        1,782,886
   Gannett Inc                                          29,700        1,798,929
   The Walt Disney Co                                   50,400        1,208,088
   Tribune Co                                           62,500        1,891,250
                                                                 --------------
                                                                      6,681,153
                                                                 --------------

Retailing--0.94%
   Dollar General Corp                                  86,600   $    1,651,462
   IAC / InterActiveCorp *~                             27,650          782,771
   RadioShack Corp ~                                    29,800          626,694
                                                                 --------------
                                                                      3,060,927
                                                                 --------------

   Total Consumer Discretionary                                      16,018,506
                                                                 --------------

Consumer Staples--14.61%

Food & Staples Retailing--2.09%
   CVS Corp                                             36,491          964,092
   Kroger Co *                                         165,100        3,117,088
   Wal-Mart Stores Inc                                  60,100        2,812,680
                                                                 --------------
                                                                      6,893,860
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Value Fund continued

-------------------------------------------------------------------------------
            COMMON STOCK                              SHARES          VALUE
-------------------------------------------------------------------------------

Food, Beverage & Tobacco--9.38%
   Altria Group Inc                                     82,400   $    6,156,928
   Campbell Soup Co                                     83,500        2,485,795
   Coca Cola Co                                         16,300          657,053
   ConAgra Foods Inc                                   119,100        2,415,348
   Diageo PLC Sponsored ADR ~                           37,100        2,162,930
   General Mills Inc                                    10,000          493,200
   HJ Heinz Co                                          25,700          866,604
   Imperial Tobacco Group PLC
      Sponsored ADR                                     84,200        5,093,258
   Kraft Foods Inc ~                                   131,700        3,706,038
   PepsiCo Inc                                          49,500        2,924,460
   UST Inc *                                            95,700        3,907,431
                                                                 --------------
                                                                     30,869,045
                                                                 --------------

Household & Personal
Products--3.14%
   Clorox Co                                            27,900        1,587,231
   Kimberly-Clark Corp                                  43,900        2,618,635
   Procter & Gamble Co                                 105,635        6,114,154
                                                                 --------------
                                                                     10,320,020
                                                                 --------------

   Total Consumer Staples                                            48,082,925
                                                                 --------------

Energy--10.89%

Energy--10.89%
   Anadarko Petroleum Corp                              15,200        1,440,200
   Baker Hughes Inc                                     26,400        1,604,592
   BP PLC Sponsored ADR                                 69,500        4,463,290
   Chevron Corp                                         57,000        3,235,890
   ConocoPhillips                                       93,000        5,410,740
   El Paso Corp ~                                       63,900          777,024
   Exxon Mobil Corp                                    143,700        8,071,629
   Marathon Oil Corp                                    36,100        2,201,017
   Occidental Petroleum Corp                            65,000        5,192,200
   Schlumberger Ltd                                     35,500        3,448,825
                                                                 --------------

   Total Energy                                                      35,845,407
                                                                 --------------

Financials--20.55%

Banks--5.82%
   Bank of America Corp                                117,880        5,440,162
   Freddie Mac                                          10,800          705,780
   Marshall & Ilsley Corp ~                             23,300        1,002,832
   MGIC Investment Corp                                 43,000        2,830,260
   PNC Financial Services Group Inc                     13,300          822,339
   Wachovia Corp                                         9,700          512,742
   Washington Mutual Inc                               101,900        4,432,650
   Wells Fargo & Co                                     54,200        3,405,386
                                                                 --------------
                                                                     19,152,151
                                                                 --------------

Diversified Financials--8.14%
   Bank of New York Company Inc                         87,600        2,790,060
   Capital One Financial Corp                           23,600        2,039,040
   Citigroup Inc                                       162,600        7,890,978
   J.P. Morgan Chase & Co                               88,504        3,512,724
   MBNA Corp                                           176,400        4,789,260
   Mitsubishi UFJ Financial Group
      Inc Sponsored ADR *~                              71,400   $      977,466
   Morgan Stanley                                        5,300          300,722
   SLM Corp                                             81,600        4,495,344
                                                                 --------------
                                                                     26,795,594
                                                                 --------------

Insurance--6.59%
   ACE Ltd                                              22,200        1,186,368
   AFLAC Inc                                            36,200        1,680,404
   Allstate Corp                                        90,600        4,898,742
   American International Group Inc                     46,000        3,138,580
   Hartford Financial Services
      Group Inc                                         64,200        5,514,138
   MetLife Inc                                           8,600          421,400
   XL Capital Ltd                                       72,100        4,858,098
                                                                 --------------
                                                                     21,697,730
                                                                 --------------

   Total Financials                                                  67,645,475
                                                                 --------------

Health Care--16.64%

Health Care Equipment &
Services--5.04%
   Baxter International Inc                            168,800        6,355,320
   CIGNA Corp                                           19,000        2,122,300
   Medtronic Inc                                        31,900        1,836,483
   WellPoint Inc *                                      78,600        6,271,494
                                                                 --------------
                                                                     16,585,597
                                                                 --------------

Pharmaceuticals &
Biotechnology--11.60%
   Biogen Idec Inc *                                    22,700        1,028,991
   Bristol-Myers Squibb Co                             124,700        2,865,606
   GlaxoSmithKline PLC
      Sponsored ADR                                     58,500        2,953,080
   Johnson & Johnson                                    28,400        1,706,840
   MedImmune Inc *                                      44,000        1,540,880
   Merck & Co Inc                                       56,900        1,809,989
   Novartis AG ADR                                      85,198        4,471,191
   Pfizer Inc                                          398,000        9,281,360
   Schering-Plough Corp                                218,600        4,557,810
   Teva Pharmaceutical Industries
      Ltd Sponsored ADR ~                               46,600        2,004,266
   Wyeth                                               129,300        5,956,851
                                                                 --------------
                                                                     38,176,864
                                                                 --------------

   Total Health Care                                                 54,762,461
                                                                 --------------

Industrials--12.33%

Capital Goods--9.87%
   American Power Conversion Corp                      120,600        2,653,200
   Boeing Co                                            11,000          772,640
   Deere & Company                                      22,200        1,512,042
   Eaton Corp                                           10,600          711,154
   Emerson Electric Co                                  98,900        7,387,830
   Fluor Corp                                           27,600        2,132,376
   General Dynamics Corp                                13,600        1,551,080

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments
December 31, 2005 (unaudited)

Preferred Value Fund continued

-------------------------------------------------------------------------------
            COMMON STOCK                              SHARES          VALUE
-------------------------------------------------------------------------------

Capital Goods (continued)
   General Electric Co                                 100,500   $    3,522,525
   Honeywell International Inc                          84,000        3,129,000
   Illinois Tool Works Inc                              20,700        1,821,393
   Pall Corp                                            39,000        1,047,540
   Parker Hannifin Corp                                 39,800        2,625,208
   Raytheon Co                                          44,700        1,794,705
   Tyco International Ltd                               64,000        1,847,040
                                                                 --------------
                                                                     32,507,733
                                                                 --------------

Commercial Services &
Supplies--0.61%
   Waste Management Inc                                 65,800        1,997,030

Transportation--1.85%
   Burlington Northern Santa Fe Corp                    53,000        3,753,460
   Union Pacific Corp                                   28,865        2,323,921
                                                                 --------------
                                                                      6,077,381
                                                                 --------------

   Total Industrials                                                 40,582,144
                                                                 --------------

Information Technology--5.81%

Software & Services--2.37%
   Automatic Data Processing Inc                        72,800        3,340,792
   Electronic Data Systems Corp                         57,800        1,389,512
   Microsoft Corp                                      117,600        3,075,240
                                                                 --------------
                                                                      7,805,544
                                                                 --------------

Technology Hardware &
Equipment--3.44%
   Hewlett Packard Co                                   78,000        2,233,140
   Motorola Inc                                        141,500        3,196,485
   Nokia Corp Sponsored ADR                            274,100        5,016,030
   Sun Microsystems Inc *                              211,800          887,442
                                                                 --------------
                                                                     11,333,097
                                                                 --------------

   Total Information Technology                                      19,138,641
                                                                 --------------

Materials--5.10%

Materials--5.10%
   Barrick Gold Corp ~                                  93,400        2,603,058
   International Paper Co                              125,500        4,218,055
   Lyondell Chemical Co                                 61,800        1,472,076
   Monsanto Co                                          31,400        2,434,442
   Newmont Mining Corp                                  70,600        3,770,040
   Potash Corporation of
      Saskatchewan Inc                                   4,000          320,880
   Praxair Inc                                          37,100        1,964,816
                                                                 --------------

   Total Materials                                                   16,783,367
                                                                 --------------

Telecommunication
Services--3.51%

Telecommunication Services--3.51%
   AT&T Inc                                            123,500   $    3,024,515
   Bellsouth Corp                                       59,400        1,609,740
   Sprint Corp                                          70,000        1,635,200
   Verizon Communications Inc                          175,800        5,295,096
                                                                 --------------

   Total Telecommunication Services                                  11,564,551
                                                                 --------------

Utilities--3.97%

Utilities--3.97%
   Ameren Corp                                          23,300        1,193,892
   American Electric Power Co Inc                       68,500        2,540,665
   Duke Energy Co                                      121,600        3,337,920
   Entergy Corp                                         63,200        4,338,680
   PG&E Corp                                            19,100          708,992
   Southern Co ~                                        28,900          997,917
                                                                 --------------

   Total Utilities                                                   13,118,066
                                                                 --------------

Total Common Stock
   (Cost $308,076,348)                                              323,541,543
                                                                 --------------

-------------------------------------------------------------------------------
             SHORT TERM
         INVESTMENTS--4.04%                           SHARES          VALUE
-------------------------------------------------------------------------------

Short Term Investment
Fund--1.28%
   State Street Global Advisors
   Money Market Fund ^^^
   3.93% yield as of December 31, 2005               4,230,134        4,230,134

Short Term Investment
Trust--2.76%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005               9,064,996        9,064,996
                                                                 --------------

Total Short Term Investments
   (Cost $13,295,130)                                                13,295,130
                                                                 --------------

Total Investments--102.32%
   (Cost $321,371,478)                                              336,836,673
                                                                 --------------

Other Assets & Liabilities-- -2.32%                                  (7,640,831)
                                                                 --------------

Total Net Assets--100%                                           $  329,195,842
                                                                 ==============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund

-------------------------------------------------------------------------------
             COMMON STOCK--46.58%                      SHARES         VALUE
-------------------------------------------------------------------------------

Consumer Discretionary--4.99%

Automobiles & Components--0.43%
   Cooper Tire & Rubber Co                                 300   $        4,596
   Dana Corp ~                                             950            6,821
   Ford Motor Corp                                      23,387          180,548
   General Motors Corp ~                                 1,710           33,208
   Goodyear Tire and Rubber Co *~                       16,500          286,770
   Harley-Davidson Inc                                   1,590           81,869
   Johnson Controls Inc                                  4,800          349,968
                                                                 --------------
                                                                        943,780
                                                                 --------------
Consumer Durables & Apparel--0.92%
   Black & Decker Corp                                   2,600          226,096
   Brunswick Corp                                        8,900          361,874
   Coach Inc *                                           2,200           73,348
   D R Horton Inc                                          600           21,438
   Fortune Brands Inc                                      600           46,812
   Jones Apparel Group Inc                               5,600          172,032
   KB HOME ~                                             6,080          441,773
   Leggett & Platt Inc                                   1,500           34,440
   Lennar Corp                                             400           24,408
   Liz Claiborne Inc                                     5,700          204,174
   Mattel Inc                                            2,000           31,640
   Newell Rubbermaid Inc                                 1,100           26,158
   NIKE Inc                                              1,430          124,110
   Pulte Homes Inc                                       1,200           47,232
   Reebok International Ltd                                219           12,752
   Snap-on Inc                                             200            7,512
   The Stanley Works                                     3,600          172,944
                                                                 --------------
                                                                      2,028,743
                                                                 --------------
Consumer Services--0.60%
   Carnival Corp                                         1,290           68,976
   CCE Spinco Inc *                                         91            1,192
   Harrahs Entertainment Inc                               400           28,516
   Hilton Hotels Corp                                    4,000           96,440
   International Game Technology                         1,000           30,780
   Marriott International Inc                              730           48,888
   McDonald's Corp                                      18,670          629,552
   Starbucks Corp *                                      1,100           33,011
   Starwood Hotels & Resorts
   Worldwide Inc REIT                                    5,700          364,002
   Yum! Brands Inc                                         266           12,470
                                                                 --------------
                                                                      1,313,827
                                                                 --------------
Media--1.27%
   Clear Channel Communications Inc                        730           22,959
   Comcast Corp *                                       15,909          412,998
   Dow Jones & Co Inc ~                                    300           10,647
   Gannett Co Inc                                          380           23,017
   Interpublic Group of
   Companies Inc *                                       1,480           14,282
   McGraw-Hill Companies Inc                             6,640          342,823
   Meredith Corp                                           400           20,936
   News Corp                                            10,900          169,495
   Omnicom Group                                           100            8,513
   The Walt Disney Co                                   25,310          606,681

   Time Warner Inc                                      41,420   $      722,365
   Tribune Co                                            1,400           42,364
   Univision Communications Inc *                          600           17,634
   Viacom Inc                                           11,846          386,180
                                                                 --------------
                                                                      2,800,894
                                                                 --------------
Retailing--1.77%
   AutoZone Inc *                                          350           32,113
   Bed Bath & Beyond Inc *                               1,000           36,150
   Best Buy Company Inc                                  1,420           61,742
   Circuit City Stores Inc                               1,500           33,885
   Dollar General Corp                                   4,200           80,094
   eBay Inc *                                            3,400          147,050
   Federated Department Stores Inc                       9,118          604,797
   Gap Inc                                               1,950           34,398
   Genuine Parts Co                                        600           26,352
   Home Depot Inc                                       21,694          878,173
   JC Penney Inc                                         7,000          389,200
   Kohls Corp *                                            450           21,870
   Lowe's Companies Inc                                  7,530          501,950
   Nordstrom Inc                                        10,900          407,660
   Office Depot Inc *                                    8,200          257,480
   OfficeMax Inc ~                                         300            7,608
   Sears Holdings Corp *                                   314           36,276
   Sherwin-Williams Co                                     550           24,981
   Staples Inc                                           3,750           85,163
   Target Corp                                           3,450          189,647
   TJX Companies Inc                                     1,750           40,653
                                                                 --------------
                                                                      3,897,242
                                                                 --------------

                                                                 --------------
   Total Consumer Discretionary                                      10,984,486
                                                                 --------------

Consumer Staples--4.43%

Food & Staples Retailing--1.35%
   Costco Wholesale Corp                                 7,550          373,499
   CVS Corp                                              1,300           34,346
   Kroger Co *                                          21,500          405,920
   Pepsi Bottling Group Inc                             12,600          360,486
   Safeway Inc                                             300            7,098
   SUPERVALU Inc                                         7,000          227,360
   Sysco Corp                                            1,810           56,201
   Walgreen Co                                           3,640          161,106
   Wal-Mart Stores Inc                                  28,590        1,338,012
                                                                 --------------
                                                                      2,964,028
                                                                 --------------
Food, Beverage & Tobacco--2.08%
   Altria Group Inc                                     24,470        1,828,398
   Anheuser-Busch Companies Inc                          1,460           62,722
   Archer-Daniels-Midland Co                             3,605           88,899
   Brown-Forman Corp                                       278           19,271
   Campbell Soup Co                                      1,300           38,701
   Coca-Cola Co #                                       16,860          679,627
   Coca-Cola Enterprises Inc #                           9,400          180,198
   General Mills Inc                                     4,200          207,144
   Hershey Foods Corp                                    3,880          214,370
   H J Heinz Co                                          1,300           43,836
   Kellogg Co                                            2,450          105,889

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
                 COMMON STOCK                          SHARES          VALUE
-------------------------------------------------------------------------------

Food, Beverage & Tobacco (continued)
   McCormick & Company Inc                               1,200   $       37,104
   PepsiCo Inc                                          13,803          815,481
   Pilgrims Pride Corp ~                                 5,200          172,432
   Reynolds American Inc ~                                 300           28,599
   UST Inc                                                 580           23,681
   Wm Wrigley Jr Co                                        400           26,596
                                                                 --------------
                                                                      4,572,948
                                                                 --------------
Household & Personal
Products--1.00%
   Alberto-Culver Co                                     1,400           64,050
   Avon Products Inc                                     2,300           65,665
   Clorox Co                                               550           31,290
   Colgate-Palmolive Co                                  2,100          115,185
   Kimberly-Clark Corp                                   6,446          384,504
   Procter & Gamble Co                                  26,539        1,536,077
                                                                 --------------
                                                                      2,196,771
                                                                 --------------

   Total Consumer Staples                                             9,733,747
                                                                 --------------

Energy--4.31%

Energy--4.31%
   Allegheny Energy Inc *                                  600           18,990
   Amerada Hess Corp                                       340           43,119
   Anadarko Petroleum Corp                               3,318          314,381
   Apache Corp                                           4,554          312,040
   Ashland Inc                                             300           17,370
   Baker Hughes Inc                                        100            6,078
   BJ Services Co                                        1,600           58,672
   Burlington Resources Inc                              1,300          112,060
   ChevronTexaco Corp                                   14,177          804,828
   ConocoPhillips                                       20,444        1,189,432
   Devon Energy Corp                                    10,600          662,924
   El Paso Corp ~                                        1,898           23,080
   EOG Resources Inc                                     1,200           88,044
   Exxon Mobil Corp #                                   60,828        3,416,709
   Halliburton Co                                        1,850          114,626
   Kerr-McGee Corp                                         464           42,159
   Marathon Oil Corp                                    10,540          642,624
   Murphy Oil Corp                                         600           32,394
   Nabors Industries Ltd *                               1,500          113,625
   Noble Corp                                              500           35,270
   Occidental Petroleum Inc                              8,150          651,022
   Rowan Companies Inc                                   2,300           81,972
   Schlumberger Ltd                                      3,680          357,512
   Transocean Inc *                                      2,141          149,206
   Valero Energy Corp                                    2,200          113,520
   Weatherford International Ltd *                         800           28,960
   Williams Companies Inc                                1,950           45,182
                                                                 --------------

   Total Energy                                                       9,475,799
                                                                 --------------

Financials--9.98%

Banks--3.59%
   AmSouth Bancorporation                                1,200   $       31,452
   Bank of America Corp #                               46,922        2,165,450
   BB&T Corp                                             1,910           80,048
   CIT Group Inc                                         9,900          512,622
   Comerica Inc                                          4,350          246,906
   Compass Bancshares Inc                                4,400          212,476
   Countrywide Financial Corp                            2,098           71,731
   Fannie Mae                                            5,620          274,312
   Freddie Mac                                           5,350          349,623
   Fifth Third Bancorp                                   2,532           95,507
   First Horizon National Corp ~                           700           26,908
   Golden West Financial Corp                            3,300          217,800
   KeyCorp                                               7,000          230,510
   Marshall & Ilsley Corp                                  850           36,584
   MGIC Investment Corp                                    300           19,746
   National City Corp                                   10,200          342,414
   North Fork Bancorporation Inc                         2,100           57,456
   Regions Financial Corp                                1,717           58,653
   Sovereign Bancorp Inc                                 9,800          211,876
   SunTrust Banks Inc                                    6,290          457,660
   Synovus Financial Corp                                3,300           89,133
   U S Bancorp                                          16,583          495,666
   Wachovia Corp                                        11,723          619,678
   Washington Mutual Inc                                 6,420          279,270
   Wells Fargo & Co                                     11,180          702,439
                                                                 --------------
                                                                      7,885,920
                                                                 --------------
Diversified Financials--3.81%
   A G Edwards Inc                                       4,800          224,928
   American Express Co                                  16,930          871,218
   Ameriprise Financial Inc                                906           37,146
   Bank of New York Co Inc                               2,280           72,618
   Bear Stearns Companies Inc                              800           92,424
   Capital One Financial Corp                            4,100          354,240
   Charles Schwab Corp                                   5,815           85,306
   Citigroup Inc #                                      43,380        2,105,231
   E*TRADE Financial Corp *                             16,100          335,846
   Franklin Resources Inc                                  800           75,208
   Goldman Sachs Group Inc                               2,000          255,420
   JP Morgan Chase & Co                                 29,693        1,178,515
   Lehman Brothers Holdings Inc                          5,580          715,189
   MBNA Corp                                            12,338          334,977
   Merrill Lynch & Co Inc                               10,450          707,779
   Moody's Corp                                            200           12,284
   Morgan Stanley                                        8,196          465,041
   Northern Trust Corp ^^^                               4,900          253,918
   SLM Corp                                              2,350          129,462
   State Street Corp ^^^                                 1,190           65,974
   T Rowe Price Group Inc                                  100            7,203
                                                                 --------------
                                                                      8,379,927
                                                                 --------------
Insurance--2.33%
   ACE Ltd                                               1,000           53,440
   AFLAC Inc                                             6,840          317,513
   Allstate Corp                                         8,988          485,981
   Ambac Financial Group Inc                               400           30,824

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
              COMMON STOCK                             SHARES          VALUE
-------------------------------------------------------------------------------

Insurance (continued)
   American International Group Inc                     20,497   $    1,398,510
   AON Corp                                                850           30,558
   Chubb Corp                                            2,800          273,420
   Cincinnati Financial Corp                               613           27,389
   Hartford Financial Services Group Inc                 7,260          623,561
   Jefferson Pilot Corp                                    500           28,465
   Lincoln National Corp                                   600           31,818
   Loews Corp                                              540           51,219
   Marsh & McLennan Companies Inc                        1,810           57,486
   MBIA Inc                                              1,000           60,160
   MetLife Inc                                          14,470          709,030
   Progressive Corp                                        650           75,907
   Prudential Financial Inc                              6,930          507,207
   Safeco Corp                                             500           28,250
   St Paul Travelers Cos Inc ^^^                         5,863          261,900
   Torchmark Corp                                          400           22,240
   XL Capital Ltd                                          900           60,642
                                                                 --------------
                                                                      5,135,520
                                                                 --------------
Real Estate--0.25%
   Apartment Investment & Management Co REIT               350           13,255
   Archstone-Smith Trust REIT                              700           29,323
   Equity Office Properties Trust REIT                   1,350           40,946
   Equity Residential REIT                               1,000           39,120
   Plum Creek Timber Co Inc REIT                           700           25,235
   ProLogis REIT                                           900           42,048
   Public Storage Inc REIT                                 300           20,316
   Simon Property Group Inc REIT                         3,900          298,857
   Vornado Realty Trust REIT                               400           33,388
                                                                 --------------
                                                                        542,488
                                                                 --------------

                                                                 --------------
   Total Financials                                                  21,943,855
                                                                 --------------

Health Care--6.09%

Health Care Equipment & Services--2.82%
   Aetna Inc                                             3,300          311,223
   Bausch & Lomb Inc                                     5,350          363,265
   Baxter International Inc                                790           29,743
   Becton Dickinson & Co                                 6,550          393,524
   Biomet Inc                                              960           35,107
   Boston Scientific Corp *                              1,560           38,204
   Cardinal Health Inc                                   4,430          304,562
   Caremark RX Inc *                                     8,500          440,215
   CIGNA Corp                                            2,900          323,930
   Coventry Health Care Inc *                            5,700          324,672
   CR Bard Inc                                           4,500          296,640
   Express Scripts Inc *                                   900           75,420
   Guidant Corp                                          1,380           89,355
   Health Management Associates Inc                      1,450           31,842
   Hospira Inc *                                           556           23,786
   Humana Inc *                                          9,600          521,568
   IMS Health Inc                                        1,000           24,920
   Manor Care Inc New                                    1,838           73,097

   Medco Health Solutions Inc *                            473   $       26,393
   Medtronic Inc                                         6,650          382,841
   Patterson Cos Inc *                                     800           26,720
   Quest Diagnostics Inc                                 1,800           92,664
   St Jude Medical Inc *                                   600           30,120
   Stryker Corp                                          1,840           81,751
   Tenet Healthcare Corp *                               1,700           13,022
   Thermo Electron Corp *                                  950           28,623
   United Healthcare Corp                               17,100        1,062,594
   Wellpoint Inc *                                       8,000          638,320
   Zimmer Holdings Inc *                                 1,670          112,625
                                                                 --------------
                                                                      6,196,746
                                                                 --------------
Pharmaceuticals & Biotechnology--3.27%
   Abbott Laboratories                                   9,360          369,065
   Allergan Inc                                            770           83,129
   Amgen Inc *                                           8,434          665,105
   Biogen Idec Inc *                                     1,150           52,129
   Bristol-Myers Squibb Co                              10,310          236,924
   Chiron Corp *                                           350           15,561
   Eli Lilly and Co                                      4,318          244,356
   Forest Laboratories Inc *                             1,190           48,409
   Genzyme Corp *                                        3,500          247,730
   Gilead Sciences Inc *                                 1,600           84,208
   Johnson & Johnson #                                  33,576        2,017,918
   King Pharmaceuticals Inc *                            1,150           19,458
   MedImmune Inc *                                         960           33,619
   Merck & Co Inc                                       19,030          605,344
   Mylan Labs Inc                                          300            5,988
   Pfizer Inc #                                         73,708        1,718,871
   Schering-Plough Corp                                  8,160          170,136
   Wyeth                                                12,570          579,100
                                                                 --------------
                                                                      7,197,050
                                                                 --------------

   Total Health Care                                                 13,393,796
                                                                 --------------

Industrials--5.33%

Capital Goods--4.25%
   3M Co                                                 5,920          458,800
   American Power Conversion Corp                          700           15,400
   American Standard Cos Inc                               200            7,990
   Boeing Co                                             6,972          489,713
   Caterpillar Inc ^                                     2,720          157,134
   Cummins Inc                                           2,500          224,325
   Danaher Corp                                            840           46,855
   Deere & Company                                         900           61,299
   Dover Corp                                            1,000           40,490
   Eaton Corp                                            6,500          436,085
   Emerson Electric Co                                     960           71,712
   General Dynamics Corp                                 2,420          276,001
   General Electric Co #                                85,980        3,013,599
   Goodrich Corp                                        10,100          415,110
   Honeywell International Inc                           2,666           99,308
   Illinois Tool Works Inc                                 740           65,113

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
                    COMMON STOCK                      SHARES          VALUE
-------------------------------------------------------------------------------

Capital Goods (continued)
   Ingersoll-Rand Co                                     2,740   $      110,614
   ITT Industries Inc                                      500           51,410
   Lockheed Martin Corp                                  7,034          447,573
   Masco Corp                                            8,940          269,899
   Navistar International Corp *                         2,100           60,102
   Northrop Grumman Corp                                 1,942          116,734
   Paccar Inc                                            4,335          300,112
   Parker Hannifin Corp                                  1,400           92,344
   Raytheon Co                                          12,670          508,701
   Rockwell Automation Inc                               1,090           64,484
   Rockwell Collins Inc                                    950           44,146
   Textron Inc                                           2,500          192,450
   Tyco International Ltd                               18,399          530,995
   United Technologies Corp                             12,220          683,220
                                                                 --------------
                                                                      9,351,718
                                                                 --------------
Commercial Services &
Supplies--0.28%
   Allied Waste Industries Inc *                         1,300           11,362
   Apollo Group Inc *                                      750           45,345
   Avery Dennison Corp                                     400           22,108
   Cendant Corp                                         18,028          310,983
   Cintas Corp                                             600           24,708
   Equifax Inc                                             400           15,208
   H & R Block Inc.                                      1,100           27,005
   Monster Worldwide Inc *                                 500           20,410
   Pitney Bowes Inc                                        770           32,533
   Robert Half International Inc                           600           22,734
   RR Donnelley & Sons Co                                  850           29,078
   Waste Management Inc                                  1,989           60,366
                                                                 --------------
                                                                        621,840
                                                                 --------------
Transportation--0.80%
   Burlington Northern Santa Fe Corp                     1,350           95,607
   CSX Corp                                              9,960          505,669
   FedEx Corp                                            4,302          444,784
   Norfolk Southern Corp                                 1,400           62,762
   Ryder Systems Inc                                     5,500          225,610
   Southwest Airlines Co                                 2,900           47,647
   Union Pacific Corp                                      910           73,264
   United Parcel Service Inc                             4,000          300,600
                                                                 --------------
                                                                      1,755,943
                                                                 --------------

   Total Industrials                                                 11,729,501
                                                                 --------------
Information Technology--7.24%

Semiconductor & Semiconductor
Equipment--1.54%
   Advanced Micro Devices Inc *                            700           21,420
   Altera Corp *                                         1,760           32,613
   Applied Materials Inc                                 2,890           51,847
   Broadcom Corp *                                       1,330           62,709
   Freescale Semiconductor Inc *                         9,330          234,836
   Intel Corp #                                         71,510        1,784,890
   Linear Technology Corp                                1,500           54,105
   LSI Logic Corp *                                      2,600           20,800
   Maxim Integrated Products Inc                           460           16,670
   National Semiconductor Corp                           1,400   $       36,372
   NVIDIA Corp *                                         1,500           54,840
   PMC Sierra Inc *                                      2,100           16,191
   Teradyne Inc *                                        1,300           18,941
   Texas Instruments Inc                                30,360          973,645
                                                                 --------------
                                                                      3,379,879
                                                                 --------------
Software & Services--2.43%
   Adobe Systems Inc                                     1,800           66,528
   Affiliated Computer Services Inc *                    6,600          390,588
   Automatic Data Processing Inc                           750           34,417
   BMC Software Inc *                                   16,300          333,987
   Citrix Systems Inc *                                  1,050           30,219
   Computer Associates
      International Inc                                   1,683          47,444
   Computer Sciences Corp *                              8,650          438,036
   Compuware Corp *                                      3,000           26,910
   Convergys Corp *                                      1,020           16,167
   Electronic Data Systems Corp                          1,820           43,753
   First Data Corp                                       2,808          120,772
   Fiserv Inc *                                          8,250          356,977
   Intuit Inc *                                          3,000          159,900
   Mercury Interactive Corp *                              700           19,453
   Microsoft Corp #                                     92,220        2,411,553
   Oracle Corp *                                        34,128          416,703
   Paychex Inc                                           1,595           60,801
   Sabre Holdings Corp                                   2,200           53,042
   Siebel Systems Inc                                    1,900           20,102
   Symantec Corp *                                       4,774           83,545
   Yahoo! Inc *                                          5,200          203,736
                                                                 --------------
                                                                      5,334,633
                                                                 --------------
Technology Hardware &
Equipment--3.27%
   ADC Telecommunications Inc *~                           442            9,874
   Agilent Technologies Inc *                            2,335           77,732
   Apple Computer Inc *                                  4,000          287,560
   Arrow Electronics Inc *                               7,900          253,037
   Ciena Corp *                                          1,600            4,752
   Cisco Systems Inc *                                  58,060          993,987
   Comverse Technology Inc *                             1,100           29,249
   Corning Inc *                                         8,650          170,059
   Dell Inc *                                           23,290          698,467
   EMC Corp *                                           26,380          359,296
   Gateway Inc *~                                        1,400            3,514
   Hewlett-Packard Co                                   29,914          856,438
   International Business
      Machines Corp #                                   18,570        1,526,454
   Jabil Circuit Inc *                                   8,900          330,101
   JDS Uniphase Corp *~                                  5,400           12,744
   Lucent Technologies Inc *~                            9,900           26,334
   Molex Inc                                               700           18,165
   Motorola Inc                                         23,721          535,857
   NCR Corp *                                           13,500          458,190
   Network Appliance Inc *                               2,300           62,100
   Qualcomm Inc                                          5,540          238,663
   Sanmina-SCI Corp *                                    1,800            7,668

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
                    COMMON STOCK                      SHARES          VALUE
-------------------------------------------------------------------------------

Technology Hardware &
Equipment (continued)
   Scientific-Atlanta Inc                                1,500   $       64,605
   Solectron Corp *                                        900            3,294
   Sun Microsystems Inc *                                6,300           26,397
   Tektronix Inc                                           350            9,874
   Xerox Corp *                                         10,200          149,430
                                                                 ---------------
                                                                      7,213,841
                                                                 ---------------
   Total Information Technology                                      15,928,353
                                                                 ---------------

Materials--1.39%

Materials--1.39%
   Air Products and Chemicals Inc                          200           11,838
   Alcoa Inc                                             3,024           89,420
   Allegheny Technologies Inc                              300           10,824
   Ball Corp                                               400           15,888
   Bemis Co Inc                                            400           11,148
   Dow Chemical Co                                       4,791          209,942
   Eastman Chemical Co                                   7,425          383,056
   E I du Pont de Nemours & Co                           4,038          171,615
   Engelhard Corp                                          450           13,567
   FMC Corp *                                            5,600          297,752
   Freeport McMoRan Copper &
      Gold Inc                                             700           37,660
   Hercules Inc *                                          350            3,955
   International Flavors &
      Fragrances Inc                                       300           10,050
   International Paper Co                                1,802           60,565
   Louisiana-Pacific Corp                                7,200          197,784
   Lubrizol Corp                                         5,700          247,551
   MeadWestvaco Corp                                       700           19,621
   Newmont Mining Corp                                   1,550           82,770
   Nucor Corp                                              600           40,032
   Phelps Dodge Corp                                     2,950          424,416
   PPG Industries Inc                                    4,900          283,710
   Rohm and Haas Co                                      7,151          346,251
   Sigma-Aldrich Corp                                      500           31,645
   Temple Inland Inc                                       400           17,940
   United States Steel Corp                                360           17,305
   Vulcan Materials Co                                     400           27,100
                                                                 --------------

   Total Materials                                                    3,063,405
                                                                 --------------
Telecommunication
Services--1.24%

Telecommunication Services--1.24%
   Alltel Corp                                             480           30,288
   AT&T Inc                                             35,517          869,811
   BellSouth Corp                                       14,610          395,931
   CenturyTel Inc                                          550           18,238
   Citizens Communications Co                              900           11,007
   Qwest Communications International Inc *              5,900           33,335
   Sprint Corp                                          22,687   $      529,968
   Verizon Communications Inc                           28,058          845,107
                                                                 --------------

   Total Telecommunication Services                                   2,733,685
                                                                 --------------
Utilities--1.58%

Utilities--1.58%
   AES Corp *                                           19,350          306,310
   Ameren Corp                                             300           15,372
   American Electric Power Company Inc                   1,750           64,907
   CenterPoint Energy Inc                                1,100           14,135
   Cinergy Corp                                            400           16,984
   CMS Energy Corp *                                       400            5,804
   Constellation Energy Group Inc                        6,210          357,696
   Dominion Resources Inc                                1,249           96,423
   DTE Energy Co                                           700           30,233
   Duke Energy Co                                       10,202          280,045
   Dynegy Inc *~                                         1,000            4,840
   Edison International                                  8,630          376,354
   Entergy Corp                                            890           61,098
   Exelon Corp                                           9,034          480,067
   FirstEnergy Corp                                      1,500           73,485
   PG&E Corp                                             7,710          286,195
   PPL Corp                                              1,600           47,040
   Progress Energy Inc                                     952           41,812
   Public Service Enterprise Group Inc                   1,050           68,218
   Sempra Energy                                         1,100           49,324
   Southern Co ~                                         2,900          100,137
   TECO Energy Inc                                       1,350           23,193
   TXU Corp                                             12,794          642,131
   XCEL Energy Inc                                       1,950           35,997
                                                                 --------------

   Total Utilities                                                    3,477,800
                                                                 --------------

Total Common Stock                                                  102,464,427
   (Cost $94,973,594)                                            --------------

-------------------------------------------------------------------------------
                FIXED INCOME--12.58%                   PAR            VALUE
-------------------------------------------------------------------------------

U.S. Treasury--12.58%
   United States Treasury Bonds
     5.25% November 15, 2028 ~                     $ 2,060,000        2,246,848
     5.25% February 15, 2029 ~                         685,000          747,480
     5.50% August 15, 2028 ~                           360,000          404,789
     6.00% February 15, 2026 ~                         790,000          931,583
     6.125% November 15, 2027 ~                        575,000          693,863
     6.125% August 15, 2029 ~                          479,000          583,463
     6.25% August 15, 2023 ~                           470,000          561,246
     6.25% May 15, 2030 ~                            1,360,000        1,689,056
     6.375% August 15, 2027 ~                          215,000          266,340
     6.50% November 15, 2026 ~                         145,000          181,205
     6.625% February 15, 2027 ~                        170,000          215,674

-------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
                  FIXED INCOME                         PAR            VALUE
-------------------------------------------------------------------------------

U.S. Treasury (continued)
   United States Treasury Bonds
     6.75% August 15, 2026 ~                       $   345,000   $      441,816
     6.875% August 15, 2025 ~                          600,000          772,687
     7.125% February 15, 2023 ~                        315,000          407,482
     7.25% May 15, 2016 ~                              817,000        1,003,187
     7.25% August 15, 2022 ~                         1,695,000        2,207,341
     7.50% November 15, 2016 ~                         640,000          803,900
     7.50% November 15, 2024                           471,000          640,394
     7.625% November 15, 2022 ~                        185,000          249,598
     7.625% February 15, 2025 ~                        204,000          281,090
     7.875% February 15, 2021 ~                      1,765,000        2,388,679
     8.00% November 15, 2021 ~                         755,000        1,040,160
     8.125% August 15, 2019 ~                          775,000        1,051,397
     8.125% May 15, 2021                               595,000          823,726
     8.125% August 15, 2021 ~                          305,000          423,199
     8.50% February 15, 2020 ~                       1,215,000        1,704,417
     8.75% May 15, 2017 ~                              335,000          460,023
     8.75% May 15, 2020                                185,000          265,410
     8.75% August 15, 2020 ~                           645,000          927,893
     8.875% August 15, 2017 ~                          245,000          340,454
     8.875% February 15, 2019 ~                      1,295,000        1,841,530
     9.00% November 15, 2018 ~                         210,000          300,235
     9.125% May 15, 2018 ~                             155,000          221,662
     9.25% February 15, 2016 ~                         400,000          554,328
                                                                 --------------
Total Fixed Income
  (Cost $25,072,065)                                                 27,672,155
                                                                 --------------
Total Long Term Assets
  (Cost $120,045,659)                                               130,136,582
                                                                 --------------

-------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--52.79%                  PAR/SHARES        VALUE
-------------------------------------------------------------------------------

Commercial Paper--30.96%
   ABN Amro North American Financial Inc
     4.25% January 19, 2006 #@                       4,000,000        3,991,500
   ANZ (Delaware) Inc
     4.39% March 22, 2006 #@                         4,000,000        3,962,000
   Bank America Corp
     4.37% March 14, 2006 @                          4,000,000        3,965,800
   CBA Finance Inc (Delaware)
     4.38% March 20, 2006 #@                         4,000,000        3,963,000
   DNB NOR Bank ASA
     4.305% March 2, 2006 #@                         4,000,000        3,971,840
   General Electric Capital Corp
     3.95% January 3, 2006 #@                        9,500,000        9,497,915
   HBOS Treasury Services PLC
     4.39% March 15, 2006 #@                         4,000,000        3,965,520
   ING U S Funding LLC
     4.27% January 25, 2006 #@                       4,000,000        3,988,613
   International Lease Finance Corp
     4.34% March 2, 2006 #@                          4,000,000        3,972,040
   Lloyds Bank PLC
     4.16% January 5, 2006 #@                        3,000,000        2,998,613
   Nordea North America Inc
     4.16% January 23, 2006 #@                     $ 3,000,000   $    2,992,373
   Paccar Financial Corp Yrs 3 + 4
     4.35% March 15, 2006 #@                         3,000,000        2,974,140
   San Paolo U S Financial Co
     4.38% March 2, 2006 #@                          4,000,000        3,971,840
   Societe Generale North America Inc
     4.36% March 6, 2006 #@                          4,000,000        3,970,040
   Spintab AB
     4.34% February 28, 2006 #@                      3,000,000        2,979,024
   UBS Financial Delaware LLC
     4.39% February 28, 2006 #@                      3,000,000        2,978,782
   Unicredit Delaware Inc
     4.39% March 16, 2006 #@                         4,000,000        3,964,960
                                                                 --------------
                                                                     68,108,000
                                                                 --------------
Repurchase Agreements--4.76%
   State Street Repo, 2.05%, dated
   December 30, 2005, due January 3,
   2006, repurchase price $10,483,387
   collateralized by 10,870,000 U.S.
   Treasury Note, 3.25%, due
   January 15, 2009, valued at
   $10,687,455 # ^^^                                10,481,000       10,481,000

Short Term Investment
Fund--1.41%
   State Street Global Advisors
   Money Market Fund
   3.93% yield as of December 31, 2005 #^^^          3,085,531        3,085,531

Short Term Investment
Trust--12.34%
   State Street Securities Lending
   Quality Trust
   4.27% yield as of December 31, 2005 ^^^          27,132,892       27,132,892

U.S. Treasury--3.32%
   United States Treasury Bills
     0.00% March 9, 2006 #                           5,000,000        4,964,845
     0.00% March 16, 2006 #                          2,350,000        2,331,621
                                                                 --------------
                                                                      7,296,466
                                                                 --------------
Total Short Term Investments
   (Cost $116,093,417)                                              116,103,889
                                                                 --------------
Total Investments--111.95%
   (Cost $236,139,076)                                              246,240,471
                                                                 --------------
Other Assets & Liabilities-- -11.95%                                (26,281,795)
                                                                 --------------
Total Net Assets--100%                                           $  219,958,676
                                                                 ==============

-------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund

--------------------------------------------------------------------------------
FIXED INCOME--122.28%                                 PAR+          VALUE
--------------------------------------------------------------------------------

Asset Backed Securities--2.22%
  Aegis Asset Backed Securities Trust
    4.479% June 25, 2035 ##^^                      $ 2,038,647   $    2,039,024
  AQ Financial
    4.639% August 25, 2008 ##**^^                        8,413            8,412
  Conseco Financial
    Securitization Corp
    6.60% February 1, 2033 ^^                          683,846          690,813
    7.27% September 1, 2032 ^^                         800,000          735,633
  GSMPS Mortgage Loan Trust
    4.609% July 25, 2035 ##**^^                      2,830,487        2,830,232
  Keycorp Student Loan Trust
    4.195% December 27, 2016 ##^^                      550,000          549,450
  M & I Auto Loan Trust
    2.31% February 20, 2008 ^^                         361,074          358,188
  MSDWCC Heloc Trust
    4.569% July 25, 2017 ##^^                          415,008          415,066
  Pegasus Aviation Lease Securities
    8.37% March 25, 2030 **^^                          400,000          252,000
  PSNH Funding LLC
    6.48% May 1, 2015 ^^                             1,000,000        1,072,839
                                                                 --------------
                                                                      8,951,657
                                                                 --------------
Commercial Mortgage-Backed
Securities--10.60%
  Banc of America Commercial
    Mortgage Inc
    5.115% October 10, 2045 ^^                         350,000          348,414
  Countrywide Alternative Loan Trust
    4.689% October 25, 2035 ##^^                     3,546,768        3,546,236
    4.709% October 25, 2035 ##^^                     3,978,781        3,978,264
    4.70% October 25, 2035 ##^^                      4,185,406        4,190,399
    4.49% January 25, 2036 ##^^                      1,978,083        1,977,866
  Deutsche Mortgage and Asset
    Receiving Corp
    6.538% June 15, 2031 ^^                          1,659,693        1,700,132
  Diversified REIT Trust
    0.532% March 18, 2011 IO **^^                   30,816,881          443,147
  First Franklin Mortgage Loan Trust
    4.459% March 25, 2035 ##^^                       1,940,167        1,940,397
  GMAC Commercial Mortgage
    Securities Inc
    6.70% May 15, 2030 ^^                            1,486,827        1,531,985
  GS Mortgage Securities Corp
    4.68% July 10, 2039 ^^                             700,000          681,826
    6.62% October 18, 2030 ^^                          674,390          695,728
  IMPAC Secured Assets Corp
    4.66% March 25, 2036 ##^^                        2,300,000        2,299,770
  JP Morgan Chase Commercial
    Mortgage Securities Corp
    4.895% September 12, 2037 ^^                     2,880,000        2,820,978
    4.918% October 15, 2042 ^^                       1,100,000        1,078,772
  Lehman XS Trust
    4.50% December 25, 2035 ##^^                     1,969,443        1,969,069
  Master Reperforming Loan Trust
    7.00% August 25, 2034 **^^                       1,561,540        1,612,442
  Merrill Lynch Mortgage Trust
    4.747% May 12, 2043 ^^                             600,000          581,556
  Morgan Stanley Capital Inc
    4.989% August 13, 2042 ^^                      $   910,000   $      897,516
  Opteum Mortgage Acceptance Corp
    4.549% November 25, 2035 ^^                      5,727,574        5,727,452
  Peoples Choice Home Loan
    Securities Trust
    4.489% May 25, 2035 ##^^                         1,371,500        1,371,668
  Structured Adjustable Rate
    Mortgage Loan Trust
    4.719% August 25, 2035 ##^^                      3,336,752        3,328,736
                                                                 --------------
                                                                     42,722,353
                                                                 --------------
Corporates--21.93%
  AES Corp
    7.75% March 1, 2014                                 99,000          103,826
    8.75% May 15, 2013 **                              449,000          488,849
    8.875% February 15, 2011 ~                          47,000           50,819
    9.375% September 15, 2010 ~                         92,000          100,510
    9.50% June 1, 2009 ~                                95,000          102,600
  AIFUL Corp
    5.00% August 10, 2010 **                           500,000          493,585
  Altria Group Inc
    7.00% November 4, 2013                             260,000          284,503
    7.75% January 15, 2027                             590,000          700,430
  Amerada Hess Corp
    7.30% August 15, 2031                            1,315,000        1,521,828
  American Achievement Corp
    8.25% April 1, 2012 ~                               30,000           30,450
  Amerigas Partners LP
    7.25% May 20, 2015 **                               80,000           81,600
  AmerisourceBergen Corp
    5.875% September 15, 2015 **                       120,000          121,050
  Anadarko Petroleum Corp
    6.75% May 1, 2011                                  335,000          362,448
  AOL Time Warner Inc
    7.70% May 1, 2032                                1,145,000        1,287,735
  Apache Corp
    6.25% April 15, 2012                               390,000          419,085
  AT&T Wireless Services Inc
    7.875% March 1, 2011                               225,000          252,463
    8.125% May 1, 2012                                  75,000           86,657
  Bank of America Corp
    7.40% January 15, 2011                             750,000          826,143
  Bank One Corp
    5.90% November 15, 2011                            825,000          857,963
  Banque Paribas NY
    6.875% March 1, 2009                               140,000          147,952
  Bear Stearns Co Inc
    4.747% June 19, 2006 MTN ##                        200,000          200,286
  Beazer Homes USA Inc
    8.625% May 15, 2011                                 10,000           10,450
  Bellsouth Corp
    4.75% November 15, 2012                             40,000           38,979
  Boeing Capital Corp
    6.50% February 15, 2012 ~                          535,000          577,491

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                           PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
  Bristol-Myers Squibb Co
    5.75% October 1, 2011                          $   140,000   $      144,589
  British Telecommunication PLC
    8.375% December 15, 2010                           410,000          466,728
  Case New Holland Inc
    9.25% August 1, 2011                                49,000           52,430
  Chesapeake Energy Corp
    6.25% January 15, 2018                             150,000          147,000
    7.50% September 15, 2013                            30,000           31,875
  ChevronTexaco Corp
    3.50% September 17, 2007                           625,000          612,267
  Cincinnati Bell Inc
    7.00% February 15, 2015                            232,000          227,360
  Cingular Wireless LLC
    6.50% December 15, 2011                            220,000          235,418
  Citigroup Inc
    5.00% September 15, 2014                         1,040,000        1,023,729
  Citizens Communications Co
    9.25% May 15, 2011                                  40,000           44,100
  Clear Channel Communications Inc
    4.25% May 15, 2009                                 250,000          240,314
    4.625% January 15, 2008 ~                           30,000           29,588
    4.90% May 15, 2015                                 180,000          162,770
    5.50% September 15, 2014                           720,000          688,959
  Cleveland Electric Illumination
    5.65% December 15, 2013                            100,000          101,943
  Columbia/HCA Healthcare Corp
    7.25% May 20, 2008                                  40,000           41,349
  Comcast Corp
    6.50% January 15, 2015                              40,000           42,274
    7.125% June 15, 2013                               185,000          201,084
  Conoco Inc
    6.95% April 15, 2029                                 5,000            6,035
  ConocoPhillips
    5.90% October 15, 2032                               5,000            5,366
  Corporacion Nacional Del Cobre
    4.75% October 15, 2014 **                          210,000          203,449
  Countrywide Home Loans Inc
    4.50% February 17, 2006 MTN ##                     570,000          569,953
  CSC Holdings Inc
    7.625% April 1, 2011                               175,000          174,125
  DaimlerChrysler Holdings
    6.50% November 15, 2013                            110,000          115,175
    7.30% January 15, 2012                             290,000          312,912
    7.75% January 18, 2011                             235,000          257,120
  Davita Inc
    7.25% March 15, 2015                                70,000           70,875
  Devon Energy Corp
    7.95% April 15, 2032                               495,000          638,385
  DirecTV Holdings LLC
    6.375% June 15, 2015                               180,000          175,950
  Dominion Resources Inc
    4.75% December 15, 2010                            160,000          156,367
    5.70% September 17, 2012                           570,000          579,583
  Dow Chemical Co
    6.00% October 1, 2012                              325,000          341,568
  DR Horton Inc
    8.50% April 15, 2012                           $    55,000   $       58,762
  Duke Energy Co
    3.75% March 5, 2008                                440,000          429,722
    6.25% January 15, 2012                             165,000          173,898
  Eastman Kodak Co
    3.625% May 15, 2008 MTN                            520,000          477,860
    7.25% November 15, 2013                            335,000          320,198
  Echostar Corp
    7.304% October 1, 2008 ##                          147,000          149,940
  EIRCOM Funding
    8.25% August 15, 2013                              120,000          128,400
  El Paso Electric Co
    8.375% June 15, 2032                               685,000          773,664
  Entercom Communications Corp
    7.625% March 1, 2014                               130,000          130,325
  E*Trade Financial Corp
    7.375% September 15. 2013 **                        40,000           40,500
  Exelon Corp
    5.625% June 15, 2035                               470,000          442,919
  Export Import Bank of Korea
    5.25% February 10, 2014 **                         225,000          225,930
  First Energy Corp
    5.50% November 15, 2006                            300,000          301,078
    6.45% November 15, 2011                            110,000          116,600
    7.375% November 15, 2031                         1,310,000        1,545,761
  Ford Motor Co
    4.95% January 15, 2008                             760,000          680,955
    6.625% October 1, 2028                              90,000           58,050
    7.25% October 25, 2011                           1,170,000        1,010,712
    7.45% July 16, 2031 ~                              270,000          183,600
    7.875% June 15, 2010                             1,185,000        1,066,372
  Ford Motor Credit Co
    6.625% June 16, 2028                                80,000           72,564
    7.375% October 28, 2009                          3,490,000        3,095,232
  Forest City Enterprises Inc
    6.50% February 1, 2017 ~                            48,000           47,040
    7.625% June 1, 2015                                 20,000           21,200
  General Electric Capital Corp
    4.751% September 15, 2014
      MTN ##                                         1,370,000        1,377,416
    5.45% January 15, 2013 MTN                         690,000          706,793
  General Electric Co
    5.00% February 1, 2013                           1,660,000        1,659,137
  General Motors Acceptance Corp
    4.375% December 10, 2007 MTN                       160,000          142,176
    5.125% May 9, 2008                                 330,000          293,777
    5.625% May 15, 2009                              1,000,000          889,692
    5.85% January 14, 2009 ~                           700,000          626,239
    6.125% February 1, 2007                            355,000          338,900
    6.125% August 28, 2007                             650,000          602,535
    6.15% April 5, 2007                              1,030,000          972,887
    6.311% November 30, 2007                           290,000          262,375
    7.75% January 19, 2010                             570,000          532,316

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                           PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
  General Motors Corp
    7.20% January 15, 2011 ~                        $  435,000   $      305,588
    8.375% July 5, 2033                                250,000          196,784
    8.375% July 14, 2033 ~                             800,000          528,000
  Georgia-Pacific Corp
    8.125% May 15, 2011                                 20,000           20,025
    9.50% December 1, 2011                              39,000           41,096
  Goldman Sachs Group Inc
    4.331% August 1, 2006 MTN ##                     2,500,000        2,501,318
    4.50% June 15, 2010                                200,000          195,451
    4.75% July 15, 2013                                 80,000           77,598
    6.60% January 15, 2012                             350,000          375,966
  HCA Inc
    5.75% March 15, 2014                                40,000           38,788
    6.25% February 15, 2013                            640,000          640,455
    6.30% October 1, 2012                              220,000          221,098
    6.375% January 15, 2015 ~                        1,060,000        1,071,484
  Health Care REIT Inc
    8.00% September 12, 2012                            79,000           88,091
  Hertz Corp
    8.875% January 1, 2014 **                           90,000           91,688
  Hilton Hotels Corp
    7.625% May 15, 2008                                127,000          132,566
  HMH Properties Inc
    7.875% August 1, 2008 ~                              9,000            9,101
  Host Marriott Corp
    9.50% January 15, 2007                              76,000           78,660
  Household Finance Corp
    6.375% October 15, 2011                            180,000          190,274
    6.375% November 27, 2012                           340,000          361,278
    7.00% May 15, 2012                                  20,000           21,877
  HSBC Finance Corp
    6.75% May 15, 2011                                 470,000          504,390
  Hydro Quebec
    7.50% April 1, 2016                                220,000          263,710
  IMC Global Inc
    10.875% August 1, 2013                              50,000           57,438
    11.25% June 1, 2011                                100,000          107,500
  Inn of the Mountain Gods
    Resort & Casino
    12.00% November 15, 2010                            80,000           79,200
  Intelsat Bermuda Ltd
    8.625% January 15, 2015 **                         110,000          111,100
  International Paper Co
    5.50% January 15, 2014                             215,000          211,307
  Iron Mountain Inc
    8.625% April 1, 2013                                85,000           88,613
  J C Penney Co Inc
    7.40% April 1, 2037                                 50,000           55,861
  John Deere Capital Corp
    7.00% March 15, 2012                               295,000          325,830
  JP Morgan Chase & Co
    4.50% November 15, 2010                            240,000          234,662
    5.35% March 1, 2007                                375,000          376,470
    5.75% January 2, 2013                              450,000          464,078
  Kabel Deutschland GMBH
    10.625% July 1, 2014 **                             75,000           78,938
  Kansas City Southern Co
    9.50% October 1, 2008                           $   25,000   $       27,063
  Kerr McGee Corp
    7.875% September 15, 2031                        1,390,000        1,649,449
  Kraft Foods Inc
    5.25% June 1, 2007                                 400,000          401,624
    5.625% November 1, 2011                            300,000          307,799
  Lamar Media Corp
    7.25% January 1, 2013                              109,000          113,088
  La Quinta Properties Inc
    7.00% August 15, 2012                               20,000           21,650
  Lehman Brothers Holdings Inc
    4.00% January 22, 2008                             350,000          344,203
    6.625% January 18, 2012                            235,000          253,722
  Liberty Media Corp
    5.70% May 15, 2013 ~                                20,000           18,635
    5.991% September 17, 2006 ##                       773,000          777,491
    7.875% July 15, 2009 ~                              20,000           21,074
  Lockheed Martin Corp
    8.50% December 1, 2029                             175,000          238,519
  Lyondell Chemical Co
    9.625% May 1, 2007                                 114,000          118,987
  Macdermid Inc
    9.125% July 15, 2011                                30,000           31,762
  Mandalay Resort Group
    9.50% August 1, 2008                                10,000           10,837
  Merrill Lynch & Co Inc
    3.375% September 14, 2007 MTN                      385,000          375,388
  MGM Grand Inc
    9.75% June 1, 2007                                 105,000          110,644
  MGM Mirage Inc
    6.625% September 15, 2015                          120,000          119,700
    6.75% September 1, 2012                            100,000          101,375
    8.50% September 15, 2010                           101,000          109,459
  Midamerican Energy Co
    6.75% December 30, 2031                            165,000          188,681
  Mirant North America LLC
    7.375% December 31, 2013 **                         50,000           50,563
  Mohegan Tribal Gaming Authority
    8.00% April 1, 2012                                 20,000           21,050
  Morgan Stanley Group Inc
    3.625% April 1, 2008                                10,000            9,742
    5.30% March 1, 2013                                 90,000           90,180
    5.80% April 1, 2007                                825,000          833,409
  News America Inc
    6.20% December 15, 2034                             85,000           84,431
  Nextel Communications Inc
    5.95% March 15, 2014                                44,000           44,230
    7.375% August 1, 2015                              150,000          158,298
  Niagara Mohawk Power Corp
    7.75% October 1, 2008                            1,150,000        1,227,849
  Norfolk Southern Corp
    6.75% February 15, 2011 ~                          145,000          156,422
  Northrop Grumman Corp
    4.079% November 16, 2006                           275,000          272,876
  OMI Corp
    7.625% December 1, 2013 ~                           80,000           81,100

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
                  FIXED INCOME                        PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
   Omnicare Inc
     6.875% December 15, 2015                      $    59,000   $       59,885
   Oncor Electric Delivery Co
     6.375% January 15, 2015                           100,000          106,115
   Oxford Industries Inc
     8.875% June 1, 2011                                60,000           61,125
   Pacific Energy Partners LP
     7.125% June 15, 2014                               60,000           61,800
   Pacific Gas and Electric Co
     6.05% March 1, 2034                               290,000          300,138
   Park Place Entertainment Corp
     7.00% April 15, 2013                                8,000            8,558
     8.125% May 15, 2011                                61,000           67,329
   Peabody Energy Corp
     5.875% April 15, 2016 ~                            40,000           38,950
     6.875% March 15, 2013                             107,000          111,280
   Plains Exploration & Production Co
     7.125% June 15, 2014 ~                             90,000           93,150
   Pogo Producing Co
     6.875% October 1, 2017 **                          60,000           58,500
   Premier Entertainment (Biloxi)
     10.75% February 1, 2012                            60,000           57,900
   Pride International Inc
     7.375% July 15, 2014 ~                            130,000          139,425
   Qwest Corp
     5.625% November 15, 2008                          550,000          544,500
     8.875% March 15, 2012                              50,000           56,375
   Raytheon Co
     6.55% March 15, 2010                              165,000          173,864
   Readers Digest Association Inc
     6.50% March 1, 2011                                50,000           48,875
   River Rock Entertainment Authority
     9.75% November 1, 2011                             30,000           32,325
   R J Reynolds Tobacco Holdings Inc
     7.25% June 1, 2012 ~                              875,000          892,500
     7.75% May 15, 2006                                220,000          221,650
   Rogers Cable Inc
     5.50% March 15, 2014                               20,000           18,725
     6.75% March 15, 2015                               70,000           71,050
   Rogers Wireless Communications Inc
     6.375% March 1, 2014                              120,000          120,300
     7.50% March 15, 2015                               20,000           21,600
   Royal KPN NV
     8.00% October 1, 2010                             290,000          318,492
     8.375% October 1, 2030                            665,000          788,011
   Russell Corp
     9.25% May 1, 2010 ~                                71,000           71,976
   SBC Communications Inc
     5.10% September 15, 2014                          400,000          390,753
   Seariver Maritime Financial Holdings
     0.00% September 1, 2012                           780,000          565,303
   Semgroup LP
     8.75% November 15, 2015 **                         10,000           10,225
   Service Corp International
     7.50% June 15, 2017 **                            120,000          119,100
   Shaw Communications Inc
     7.20% December 15, 2011                       $    61,000   $       63,592
     7.25% April 6, 2011 ~                              50,000           52,125
     8.25% April 11, 2010                                6,000            6,442
   Sinclair Broadcast Group Inc
     8.00% March 15, 2012                               20,000           20,600
   SLM Corp
     4.77% April 1, 2009 ##                          1,060,000        1,024,469
   Solo Cup Co
     8.50% February 15, 2014 ~                          40,000           35,000
   Sonat Inc
     7.625% July 15, 2011 ~                            340,000          345,950
   Southern Natural Gas Co
     8.00% March 1, 2032                               830,000          910,106
     8.875% March 15, 2010                             130,000          138,933
   Sprint Capital Corp
     4.78% August 17, 2006                             520,000          519,582
     6.00% January 15, 2007                            750,000          757,334
     6.125% November 15, 2008                          340,000          349,626
     8.375% March 15, 2012                              20,000           23,179
   Station Casinos Inc
     6.00% April 1, 2012 ~                              90,000           89,775
     6.875% March 1, 2016                               60,000           61,350
   Starwood Hotels & Resorts
     Worldwide Inc
     7.375% May 1, 2007                                119,000          121,380
   Sun Media Corp
     7.625% February 15, 2013                           50,000           51,250
   Suburban Propane Partners
     6.875% December 15, 2013                          160,000          149,600
   Sungard Data Systems Inc
     9.125% August 15, 2013 **                         120,000          124,200
   TCI Communications Inc
     7.875% February 15, 2026                          455,000          525,173
   Teekay Shipping Corp
     8.875% July 15, 2011                              159,000          179,670
   Tele Communications Inc
     9.80% February 1, 2012                             30,000           36,192
   Telecom Italia Cap
     4.95% September 30, 2014                          430,000          410,688
     5.25% October 1, 2015                             120,000          116,554
   Tenet Healthcare Corp
     6.375% December 1, 2011                           271,000          247,965
     9.25% February 1, 2015 **                         623,000          618,327
     9.875% July 1, 2014                               994,000        1,013,880
   Time Warner Entertainment Co
     8.375% July 15, 2033                               10,000           11,812
   Time Warner Inc
     6.875% May 1, 2012                                520,000          553,530
   TXU Corp
     6.375% June 15, 2006                               60,000           60,306
     6.55% November 15, 2034                         1,035,000          977,969
   TXU Energy Co LLC
     7.00% March 15, 2013                              130,000          138,536

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
                  FIXED INCOME                        PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
   Tyco International Ltd
     6.00% November 15, 2013                       $   810,000   $      827,404
     6.375% February 15, 2006                          130,000          130,212
     6.375% October 15, 2011                         1,095,000        1,137,261
     6.875% January 15, 2029                         2,725,000        2,970,092
   UGS Corp
     10.00% June 1, 2012                                40,000           43,600
   Union Pacific Corp
     6.50% April 15, 2012                              100,000          107,555
     6.65% January 15, 2011                            130,000          138,474
   US Bancorp
     3.125% March 15, 2008 MTN                         420,000          405,590
   US Bank National Association
     6.375% August 1, 2011                             265,000          282,975
   Ventas Realty Ltd
     6.75% June 1, 2010                                 70,000           71,750
     7.125% June 1, 2015                                60,000           63,000
     8.75% May 1, 2009                                  80,000           86,400
     9.00% May 1, 2012                                  20,000           22,800
   Verizon Global Funding Corp
     4.375% June 1, 2013 ~                              65,000           61,560
     7.375% September 1, 2012                          205,000          228,624
   Verizon New York Inc
     6.875% April 1, 2012                              465,000          484,730
   Vintage Petroleum Inc
     7.875% May 15, 2011                                30,000           31,350
     8.25% May 1, 2012                                  80,000           85,800
   Visteon Corp
     8.25% August 1, 2010                              150,000          127,500
   Waste Management Inc
     6.375% November 15, 2012                          380,000          404,839
     6.50% November 15, 2008                           430,000          445,896
     7.75% May 15, 2032                                810,000        1,000,193
   Wells Fargo & Co
     4.57% June 12, 2006 ##~                         1,220,000        1,220,943
     4.20% January 15, 2010                            140,000          136,294
     6.375% August 1, 2011                             335,000          359,069
   Western Oil Sands Inc
     8.375% May 1, 2012                                220,000          247,225
   Westlake Chemical Corp
     8.75% July 15, 2011                                60,000           64,200
   Weyerhaeuser Co
     6.75% March 15, 2012                              460,000          488,238
   Williams Companies Inc
     7.511% May 1, 2009 **                             600,000          619,500
     6.75% April 15, 2009 **                         4,410,000        4,465,125
     7.50% January 15, 2031                            195,000          201,825
   XTO Energy Inc
     6.25% April 15, 2013                              280,000          296,751
     7.50% April 15, 2012                               30,000           33,557
                                                                 --------------
                                                                     91,011,256
                                                                 --------------

Foreign Government--5.09%
   Brazil (Federative Republic)
     5.25% Callable, Sinkable, Floating Rate
     Bond, April 15, 2012 ##                           581,187          573,922
   Brazil (Federative Republic)
     8.875% Fixed Rate Bond,
   April 15, 2024                                  $   190,000   $      211,850
     8.875 Fixed Rate Bond,
   April 15, 2024                                       73,000           81,395
     11.00% Callable, Fixed Rate
   Bond, August 17, 2040 ~                           1,230,000        1,585,470
     12.25% Fixed Rate Bond,
      March 6, 2030 ~                                  370,000          533,725
   Bulgaria (National Republic)
     8.25% Fixed Rate Bond,
      January 15, 2015                                 370,000          446,812
   Canada (National Republic)
      3.50% Fixed Rate Note,
      September 17, 2007 ~                             875,000          857,770
   Canadian Government Real Return
     4.00% December 1, 2031                            898,206        1,194,064
   Colombia (Republic of)
     8.125% Fixed Rate Bond,
      May 21, 2024 ~                                   180,000          194,400
   11.75% Fixed Rate Bond,
     February 25, 2020 ~                               420,000          580,650
   Italy (Republic of)
     4.375% Fixed Rate Note,
      October 25, 2006                                 500,000          498,837
   Mexico (United Mexican States)
     7.50% April 8, 2033 MTN                         2,100,000        2,486,400
     8.30% August 15, 2031 MTN                         430,000          552,550
     8.375% January 14, 2011                           130,000          148,200
     11.50% Fixed Rate Bond,
      May 15, 2026 ~                                 1,280,000        2,092,800
   Panama (Republic of)
     7.125% Fixed Rate Bond,
      January 29, 2026                                 480,000          486,000
     8.875% Fixed Rate Bond,
      September 30, 2027                                80,000           95,200
     9.375% Fixed Rate Bond,
      January 16, 2023                                 120,000          150,300
   Peru (Republic of)
     5.00% Variable Rate Bond,
      March 7, 2017 ###                                447,720          428,692
     8.75% Fixed Rate Bond,
      November 21, 2033 ~                              470,000          528,750
   Queensland Treasury Corp
     6.00% June 14, 2011                             2,440,000        1,845,530
   Russian Federation
     5.00% Step-up Coupon,
      March 31, 2030 ###                             4,370,000        4,933,293
                                                                 --------------
                                                                     17,872,010
                                                                 --------------

Government/Agency--2.42%
   Federal Farm Credit Banks
   4.125% July 17, 2009 ~                            1,030,000        1,009,298
   Federal Home Loan Bank
   3.31% January 26, 2007                              810,000          797,797
   3.50% November 15, 2007                             790,000          772,148
   3.625% November 14, 2008                            250,000          242,964

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
                  FIXED INCOME                        PAR+            VALUE
--------------------------------------------------------------------------------

Government/Agency (continued)
   Federal Home Loan Bank
     4.125% April 18, 2008                        $    400,000   $      394,984
     4.375% November 16, 2007                          970,000          963,555
     4.875% November 15, 2006                        1,140,000        1,141,081
   Federal National Mortgage
     Association
     2.80% March 1, 2019 ##                            540,000          538,157
     3.00% April 26, 2019 ##                         1,610,000        1,600,107
     4.50% October 15, 2008 ~                          830,000          825,396
     4.75% December 15, 2010                           430,000          430,005
     6.75% September 15, 2029                          400,000          494,682
   Tennessee Valley Authority
     6.25% December 15, 2017                           490,000          548,036
                                                                 --------------
                                                                      9,758,210
                                                                 --------------
Government/Treasury--23.23%
   United States Treasury Bonds
     2.375% January 15, 2025 ~                       1,891,511        1,988,008
     3.875% April 15, 2029 ~                         4,713,318        6,360,034
     5.25% November 15, 2028 ~                          50,000           54,535
     5.50% August 15, 2028 ~                           100,000          112,441
     6.125% November 15, 2027 ~                      5,170,000        6,238,737
     6.125% August 15, 2029 ~                        6,205,000        7,558,224
     6.25% May 15, 2030 ~                            6,940,000        8,619,154
   United States Treasury Notes
     0.875% April 15, 2010 ~                         4,289,794        4,078,152
     1.875% July 15, 2013 ~                          5,531,052        5,455,431
     1.875% July 15, 2015 ~                          8,346,007        8,207,781
     2.00% January 15, 2014 ~                        2,296,140        2,283,135
     2.00% July 15, 2014 ~                              95,104           94,573
     2.25% February 15, 2007 ~                       1,170,000        1,142,076
     2.50% September 30, 2006 ~                      5,250,000        5,175,965
     2.875% November 30, 2006 ~                      1,640,000        1,617,258
     3.125% May 15, 2007 ~                             580,000          569,963
     3.75% May 15, 2008 ~                            1,120,000        1,104,075
     3.875% February 15, 2013 ~                        480,000          465,244
     4.125% August 15, 2010 ~                       14,530,000       14,386,967
     4.25% October 31, 2007 ~                        5,250,000        5,234,618
     4.25% January 15, 2010 ~                        3,575,408        3,875,964
     4.50% November 15, 2010 ~                       8,360,000        8,405,069
     4.50% November 15, 2015 ~                          90,000           90,738
   United States Treasury Bond - Treasury Strips
     0.00% November 15, 2021 *~                      1,000,000          479,177
                                                                 --------------
                                                                     93,597,319
                                                                 --------------

Mortgage-Backed
Securities--56.64%
   Bayview Financial Asset Trust
     4.929% January 25, 2033 ##**^^                   814,231            815,143
   Bear Stearns
     4.749% January 25, 2034 ##^^                     437,802            438,743
   Countrywide Asset-Backed
     Certificate
     4.719% November 15, 2028 ##^^                    378,237            380,475
   Countrywide Home Equity
     Loan Trust ##
     4.609% October 15, 2035 ^^                     3,782,465          3,782,049
   Credit Suisse First Boston USA
     5.029% November 25, 2031 ##^^                $    805,696   $      808,188
   Crusade Global
     4.687% September 18, 2034 ##^^                  1,167,035        1,169,788
   EMC Mortgage Loan Trust
     4.929% November 25, 2041 ##**^^                   978,259          980,463
   Federal Home Loan Mortgage Corp
     4.125% October 18, 2010 ^^~                       400,000          389,008
     5.00% 30 Years TBA *                            2,900,000        2,806,655
     5.00% July 1, 2020 ^^                             296,381          293,456
     5.00% November 1, 2020 ^^                         996,336          986,501
     5.30% May 12, 2020 ^^                           3,220,000        3,137,484
     5.50% October 1, 2017 ^^                           66,078           66,513
     5.625% November 23, 2035 ^^                     1,660,000        1,677,442
     7.00% May 1, 2029 ^^                              174,689          182,226
   Federal National Mortgage
     Association
     2.728% November 1, 2035 ^^                        799,317          809,650
     3.40% November 1, 2035 ^^                         798,673          813,469
     4.065% November 1, 2035 ^^                        896,170          904,308
     4.495% November 1, 2035 ^^                        798,691          808,287
     4.809% November 1, 2035 ^^                        799,073          817,512
     5.00% 30 Years TBA *                           78,000,000       75,562,500
     5.00% December 1, 2020 ^^                       1,494,447        1,478,541
     5.00% July 1, 2033 ^^                           2,683,741        2,609,726
     5.00% August 1, 2033 ^^                         4,137,728        4,023,614
     5.50% 30 Years TBA *                           49,900,000       49,401,000
     5.50% July 1, 2020 ^^                             996,360        1,002,716
     5.50% August 1, 2020 ^^                           396,983          399,515
     5.50% October 1, 2020 ^^                          989,024          995,333
     5.50% October 1, 2020 ^^                          996,171        1,002,525
     5.50% November 1, 2020 ^^                         199,271          200,542
     5.50% December 1, 2020 ^^                         996,183        1,002,537
     5.50% December 1, 2020 ^^                         996,877        1,003,236
     5.50% October 1, 2035 ^^                          497,225          492,460
     6.00% 30 Years TBA *                              400,000          403,625
     6.00% March 1, 2016 ^^                            414,030          423,230
     6.00% October 1, 2035 ^^                          297,680          300,502
     6.50% 30 Years TBA *                            2,600,000        2,666,625
     6.50% July 1, 2032 ^^                              72,906           74,928
     6.50% December 1, 2034 ^^                         355,817          365,753
   Governmental National Mortgage
     Association
     5.00% July 15, 2033 ^^                            158,206          156,354
     5.00% August 15, 2033 ^^                          588,698          581,807
     5.00% September 15, 2033 ^^                    13,526,012       13,367,690
     6.00% November 15, 2028 ^^                      1,760,252        1,805,298
     6.00% July 15, 2029 ^^                             24,325           24,941
     6.00% September 15, 2031 ^^                        43,922           45,029
     6.00% December 15, 2031 ^^                        500,205          512,678
     6.00% January 15, 2032 ^^                          76,729           78,658
     6.00% February 15, 2032 ^^                         91,192           93,485
     6.00% April 15, 2032 ^^                            50,830           52,108
     6.00% May 15, 2032 ^^                              52,913           54,243
     6.00% June 15, 2032 ^^                             47,657           48,855
     6.00% September 15, 2032 ^^                        15,832           16,230

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
                  FIXED INCOME                        PAR+            VALUE
--------------------------------------------------------------------------------

Mortgage-Backed
Securities (continued)
   Governmental National Mortgage Association
     6.00% October 15, 2032 ^^                    $     48,285   $       49,499
     6.00% November 15, 2032 ^^                      2,086,390        2,138,855
     6.00% December 15, 2032 ^^                        713,830          731,780
     6.00% January 15, 2033 ^^                          74,114           75,973
     6.00% February 15, 2033 ^^                      1,146,293        1,175,043
     6.00% July 15, 2033 ^^                            545,986          559,679
     6.00% November 15, 2033 ^^                        575,272          589,700
     6.00% August 15, 2034 ^^                        1,087,234        1,113,423
     6.00% September 15, 2034 ^^                       554,355          567,708
     6.00% December 15, 2034                           196,204          200,930
     6.00% June 15, 2035 ^^                          1,653,756        1,693,549
     6.50% May 15, 2029 ^^                             151,716          158,826
     6.50% June 15, 2031 ^^                            129,300          135,144
     6.50% July 15, 2031 ^^                            116,839          122,121
     6.50% October 15, 2031 ^^                         209,654          219,131
     6.50% November 15, 2031 ^^                        632,952          661,562
     6.50% December 15, 2031 ^^                        243,545          254,553
     6.50% January 15, 2032 ^^                       1,325,199        1,384,731
     6.50% February 15, 2032 ^^                        131,298          137,196
     7.50% May 15, 2030 ^^                              12,185           12,817
     7.50% February 15, 2031 ^^                         14,463           15,209
   IMPAC CMB Trust
     5.289% March 25, 2033 ##^^                        365,127          365,251
   Provident Bank Home Equity
     Loan Trust
     4.769% January 25, 2031 ##^^                      218,617          218,819
   Residential Funding Mortgage
     Securities II Inc
     4.499% September 25, 2035 ^^                    3,692,292        3,695,071
   Washington Mutual Mortgage
     Pass Through
     4.609% April 25, 2045 ##^^                      1,538,221        1,533,109
     4.64% December 25, 2045 ##^^                    3,900,000        3,899,298
     4.659% December 25, 2045 ##^^                   3,956,652        3,947,219
     4.66% December 25, 2045 ##^^                    2,000,000        1,999,680
     4.66% December 25, 2045 ##^^                    4,900,000        4,899,020
     4.669% October 25, 2045 ##^^                    3,366,599        3,360,171
     4.699% August 25, 2045 ##^^                     7,735,383        7,744,332
   Wells Fargo Mortgage Backed
     Securities Trust
     3.54% September 25, 2034 ^^                     2,360,000        2,265,665
                                                                 --------------
                                                                    228,238,708
                                                                 --------------

Convertible Bonds & Notes--0.15%
   General Motors Corp
     5.25% March 6, 2032                                41,800          622,820

Total Fixed Income
   (Cost $489,314,924)                                              492,774,333
                                                                 --------------

--------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--33.83%                    PAR+            VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--8.61%
   Merrill Lynch Repo, 4.24%, dated December 30,
   2005,due January 3, 2006, repurchase price
   $34,716,348, collateralized by $34,530,000
   Tennessee Valley Authority, 4.875%, due
   December 15, 2016, valued at $35,288,509       $ 34,700,000   $   34,700,000

Short Term Investment Fund--0.10%
   State Street Global Advisors
   Money Market Fund ^^^
   3.93% yield as of December 31, 2005                 395,461          395,461

Short Term Investment Trust--25.12%
   State Street Securities Lending
   Quality Trust ^^^
   4.27% yield as of December 31, 2005             101,246,861      101,246,861
                                                                 --------------
Total Short Term Investments
   (Cost $136,342,322)                                              136,342,322
                                                                 --------------
Total Investments--156.11%
   (Cost $625,657,246)                                              629,116,655
                                                                 --------------
Other Assets & Liabilities--56.11%                                 (226,130,907)
                                                                 --------------
Total Net Assets--100%                                           $  402,985,748
                                                                 ==============

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Preferred Short-Term Government Securities Fund

--------------------------------------------------------------------------------
              FIXED INCOME--96.19%                     PAR+          VALUE
--------------------------------------------------------------------------------

Asset Backed Securities--3.65%
   Americredit Automobile Receivables
     2.39% November 6, 2007 ^^                     $   116,755   $      116,629
   Ameriquest Mortgage Services Inc
     4.37% October 25, 2033 ^^                         737,028          734,445
   FHLMC Structured Pass Through
     4.78% October 27, 2031 ^^                         900,000          904,649
   G E Equipment Small Ticket LLC
     4.51% December 22, 2014 **^^                    1,000,000          987,645
   Nissan Auto Receivables
     2.43% December 15, 2006 ^^                        312,284          311,327
   New Century Home Equity Loan Trust
     4.659% February 25, 2035 ##^^                   1,000,000        1,001,178
   Residential Asset Securities Corp
     4.879% June 25, 2031 ##^^                         627,780          628,162
   TXU Electric Delivery Transition
     3.52% November 15, 2011 ^^                        770,460          750,902
   Volkswagen Auto Lease Trust
     3.94% October 20, 2010 ^^                       1,000,000          984,602
                                                                 --------------
                                                                      6,419,539
                                                                 --------------

Commercial Mortgage-Backed
Securities--1.44%
   Governmental National Mortgage Association
     4.287% September 16, 2025 ^^                    2,475,582        2,427,109
     5.311% November 16, 2015 ^^                        99,256           99,848
                                                                 --------------
                                                                      2,526,957
                                                                 --------------

Corporates--5.08%
   Ford Motor Credit Co
     5.29% November 16, 2006 ##                      1,000,000          970,960
     6.875% February 1, 2006                         2,000,000        1,995,700
   General Motors Acceptance Corp
     6.75% January 15, 2006                          5,000,000        4,996,700
   SLM Corp
     5.97% February 1, 2010 ##                       1,000,000          975,853
                                                                 --------------
                                                                      8,939,213
                                                                 --------------

Government/Agency--47.08%
   Federal Agricultural Mortgage Corp
     4.25% July 29, 2008                             2,000,000        1,976,544
   Federal Home Loan Mortgage Corp
     2.75% October 15, 2006                         11,000,000       10,836,078
   Federal National Mortgage Association
     2.50% June 15, 2006                            20,000,000       19,813,900
     3.29% November 20, 2006                        25,000,000       24,678,450
     3.31% January 26, 2007                         14,000,000       13,789,090
     3.53% October 19, 2007                         10,000,000        9,792,340
     4.25% July 15, 2007                             2,000,000        1,985,102
                                                                 --------------
                                                                     82,871,504
                                                                 --------------

Government/Treasury--14.66%
   United States Treasury Notes
     3.875% September 15, 2010                       5,000,000        4,895,900
     4.125% May 15, 2015                             4,000,000        3,912,344
     4.125% August 15, 2008                          4,000,000        3,977,968
     4.25% October 31, 2007                          2,000,000        1,994,140
   United States Treasury Notes
     4.25% November 30, 2007                       $ 5,000,000   $    4,985,350
     4.50% November 15, 2015                         6,000,000        6,049,218
                                                                 --------------
                                                                     25,814,920
                                                                 --------------

Mortgage-Backed
Securities--23.72%
   Federal Home Loan PC Pool
     3.882% February 1, 2034 ^^                      7,339,813        7,356,370
     4.193% February 1, 2033 ^^                      2,138,382        2,118,251
   Federal National Mortgage Association
     1.00% January 9, 2006 ^^                        5,000,000        4,995,422
     3.93% January 1, 2035 ^^                        7,933,529        7,843,486
     4.421% February 1, 2032 ^^                      3,619,427        3,572,692
     5.00% May 25, 2027 ^^                             211,169          210,612
     5.11% January 25, 2032 ^^                       1,119,940        1,116,490
   Federal National Mortgage Association Pool
     3.12% July 1, 2033 ^^                           3,011,131        3,035,207
     3.942% February 1, 2033 ^^                      2,318,330        2,296,603
     5.82% February 1, 2009 ^^                       4,690,763        4,765,695
   Washington Mutual Securities Corp
     4.829% June 25, 2035 ^^                         4,441,209        4,442,982
                                                                 --------------
                                                                     41,753,810
                                                                 --------------
Municipals--0.56%
   Illinois Educational Facilities
     3.90% March 1, 2030                             1,000,000          998,960

Total Fixed Income
   (Cost $171,363,247)                                              169,324,903
                                                                 --------------

--------------------------------------------------------------------------------
                  SHORT TERM
               INVESTMENTS--2.73%                      SHARES         VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--2.73%
   State Street Global Advisors Government Money
   Market Fund ^^^
   3.87% yield as of December 31, 2005               4,803,032        4,803,032
                                                                 --------------
Total Short Term Investments
   (Cost $4,803,032)                                                  4,803,032
                                                                 --------------
Total Investments--98.92%
   (Cost $176,166,279)                                              174,127,935
                                                                 --------------
Other Assets & Liabilities--1.08%                                     1,904,880
                                                                 --------------
Total Net Assets--100%                                           $  176,032,815
                                                                 ==============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Money Market Fund

--------------------------------------------------------------------------------
                  SHORT TERM
               INVESTMENTS--98.32%                     PAR+          VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--17.55%
   Barclays Bank PLC
     4.26% April 13, 2006                          $ 5,000,000   $    4,996,122
     4.725% November 6, 2006                         4,000,000        4,000,000
     4.795% December 5, 2006                         2,500,000        2,500,000
     BNP Paribas NY Branch
     4.249% October 4, 2006 ##                       5,000,000        4,999,032
     4.235% August 30, 2006                          2,600,000        2,600,000
     4.29% January 31, 2006                          3,000,000        3,000,000
   Calyon Corporation & Investment Bank
     3.41% March 21, 2006                            4,000,000        4,000,000
   Deutsche Bank Financial LLC @
     3.92% February 21, 2006                         3,000,000        2,983,340
   HBOS Treasury Services PLC
     4.305% September 28, 2006                       2,600,000        2,600,000
   Royal Bank Canada (NY Branch)
     3.805% May 2, 2006                              7,000,000        6,999,435
   Societe Generale
     3.97% August 11, 2006                           5,000,000        5,000,000
   Wells Fargo Bank
     3.755% March 29, 2006                           2,000,000        2,000,000
                                                                 --------------
                                                                     45,677,929
                                                                 --------------

Commercial Paper--55.81%
   Atlantis One Funding Corp
     4.28% February 21, 2006 **@                     7,000,000        6,957,557
   Amsterdam Funding Corp
     4.25% January 3, 2006 **@                      10,144,000       10,141,605
   ASB Bank Ltd
     4.39% March 14, 2006 **@                        5,000,000        4,956,100
   Aspen Funding Corp
     4.32% January 30, 2006 **@                     10,000,000        9,965,200
   Charta Corp
     4.23% January 23, 2006 **@                      8,053,000        8,032,183
   CIT Group Inc
     4.31% February 3, 2006 @                        8,000,000        7,968,393
   Ciesco Inc
     4.29% January 4, 2006 **@                       2,500,000        2,499,106
   Depfa Bank PLC
     4.25% February 9, 2006 **@                      5,500,000        5,474,677
   Deutsche Bank AG
     3.825% April 21, 2006                           1,200,000        1,200,000
   DZ Bank AG Deutsche Zentral-
     Genassenschaftsbank
     4.32% January 28, 2006 **@                      5,518,000        5,506,743
   Gemini Securitization Corp
     4.25% January 3, 2006 **@                       6,169,000        6,167,543
   Grampian Funding LTD / LLC
     4.43% April 19, 2006 **@                        5,000,000        4,933,550
   General Electric Capital Services
     3.91% March 1, 2006 @                           2,400,000        2,384,621
   Irish Life & Permanent PLC
     4.445% May 22, 2006 **@                         4,000,000        3,930,362
   Ixis Capital Corp
     4.43% April 19, 2006 **@                        5,000,000        4,933,550
   KBC Financial Products International
     4.24% January 3, 2006 **@                      11,000,000       10,997,409
   Lake Constance Funding
     4.26% February 14, 2006 **@                   $ 7,304,000   $    7,265,971
   Liberty Street Funding Corp
     4.27% January 5, 2006 **@                       5,000,000        4,997,628
   Macquarie Bank Ltd
     4.40% March 10, 2006 **@                        5,000,000        4,958,444
   Nordea North America Inc
     4.20% April 18, 2006 @                          7,000,000        6,912,617
   Northern Rock PLC
     4.28% February 22, 2006 **@                     2,244,000        2,230,127
   Silver Tower US Funding LLC
     4.45% April 18, 2006 **@                       10,000,000        9,867,736
   Tulip Funding Corp
     4.23% January 6, 2006 **@                       7,998,000        7,993,301
   UBS AG Stamford Branch
     4.295% January 31, 2006 @                       5,000,000        5,000,000
                                                                 --------------
                                                                    145,274,423
                                                                 --------------

Floating Rate Notes--24.96%
   Bear Stearns Cos Inc
     4.25% April 28, 2006 MTN ##                    10,000,000       10,001,101
   Credit Suisse First Boston NY
     4.35% July 19, 2006 ##                          8,000,000        8,000,320
   Crown Point Capital Corp LLC
     4.289% March 8, 2006 **##                      10,000,000        9,999,625
   Dexia Credit Local SA
     4.251% October 3, 2006 ##                       5,000,000        4,999,250
   General Electric Capital Corp
     4.44% February 9, 2007 ##                       3,000,000        3,000,000
   K2 USA LLC
     4.315% June 20, 2006 MTN **##                   3,000,000        2,999,930
   Links Finance LLC
     4.315% September 12, 2006
     MTN **##                                        3,000,000        2,999,687
   Monumental Global Funding
     4.41% May 19, 2006 **##                         8,000,000        8,001,688
   Suntrust Bank
     4.519% March 24, 2006 ##                       10,000,000       10,001,143
   Wells Fargo & Co
     4.271% February 2, 2007 MTN ##                  5,000,000        5,000,000
                                                                 --------------
                                                                     65,002,744
                                                                 --------------

Total Short Term Investments
   (Cost $255,955,096)                                              255,955,096
                                                                 --------------
Total Investments--98.32%
   (Cost $255,955,096)                                              255,955,096
                                                                 --------------
Other Assets & Liabilities--1.68%                                     4,367,954
                                                                 --------------
Total Net Assets--100%                                           $  260,323,050
                                                                 ==============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2005 (unaudited)

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, these securities amounted to $14,944,068 or 3.71% of the net assets of the Fixed Income Fund, $145,809,722 or 56.01% of the net assets of the Money Market Fund and $987,645 or 0.56% of the Short-Term Government Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2005.

## Floating rate note. The interest rate shown reflects the rate currently in effect.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

~     All or a portion of this security was out on loan at month-end.

^     Investments in Affiliates as of December 31, 2005:

            Caterpillar Inc. is the parent company of Caterpillar Investment Management Ltd. (CIML), the fund's adviser.

            Shares as of 06/30/05:        2,760
            Stock Split 07/14/05          2,760
            Shares purchased:               500
            Shares sold:                 (3,300)
            Shares as of 12/31/05:        2,720
            Net realized gain:        $  64,689
            Dividend income earned:   $   2,885
            Value at end of period:   $ 157,134

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^   Related parties.

Abbreviations:

ADR - American Depositary Receipt

IO - Interest Only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

MTN - Medium Term Notes

REIT - Real Estate Investment Trust

TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Preferred Value Fund

("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2005 (unaudited)

Security Valuations

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities with remaining maturities of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used.

Short-term portfolio debt securities having a remaining maturity of 60 days or less and money market investments held by the Money Market Fund are valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Global Advisors Money Market Fund and State Street Securities Lending Quality Trust are money market accounts which include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange ("Exchange"). The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of a fund's securities occur during such period, then these securities may be valued at the fair value as determined according to valuation procedures approved by the Trustees. In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds will fair value foreign equity securities if there has been a movement in the U.S. market and/or other economic factors that exceeds a specified threshold. Although, the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity and volatility, it is possible that fair value prices will be used by the funds frequently.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of the corporate action), net of non-rebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. Payments received in kind are recorded at the fair value of the securities received.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

On June 30, 2005, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                              Year of              Capital Loss
Fund                                        Expiration             Carryforward
--------------------------------------------------------------------------------

International Growth                           2011               $   5,338,534
Small Cap Growth                               2009                   1,852,435
Small Cap Growth                               2010                  21,446,019
Small Cap Growth                               2011                  11,341,036
Large Cap Growth                               2010                  81,250,757
Large Cap Growth                               2011                 101,762,725
Large Cap Growth                               2012                  16,251,315
Short-Term Government                          2012                     447,221
Short-Term Government                          2013                   1,257,868
Money Market                                   2009                       2,232
Money Market                                   2010                       3,628
Money Market                                   2011                       1,051
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Components of Distributable Earnings

As of June 30, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

-------------------------------------------------------------------------------------------------------------
                                             Undistributed     Undistributed    Undistributed
                          Capital Loss         Ordinary         Short-Term        Long-Term     Undistributed
                          Carryforward          Income            Gains             Gains           Total
-------------------------------------------------------------------------------------------------------------
International Growth     $  (5,338,534)                 -                -                  -               -
International Value                  -       $ 10,127,671      $ 2,712,741      $  17,593,277   $  30,433,689
Small Cap Growth           (34,639,490)                 -                -                  -               -
Mid Cap Growth                       -                  -                -          3,460,072       3,460,072
Large Cap Growth          (199,264,797)           750,922                -                  -         750,922
Value                                -          1,310,373        2,219,775         11,586,237      15,116,385
Asset Allocation                     -                  -        1,406,984          2,135,055       3,542,039
Fixed Income                         -          4,529,492           54,721          5,359,492       9,943,705
Short-Term Government       (1,705,089)                 -                -                  -               -
Money Market                    (6,911)             6,911                -                  -           6,911
-------------------------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at December 31, 2005, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

---------------------------------------------------------------------------------------------
                                                              Net Unrealized       Cost for
                        Gross Unrealized   Gross Unrealized    Appreciation/     Federal Tax
                          Appreciation      (Depreciation)    (Depreciation)      Purposes
---------------------------------------------------------------------------------------------
International Growth      $  15,122,228      $   (117,411)     $  15,004,817    $  67,801,776
International Value         183,172,903        (5,530,857)       177,642,046      747,020,500
Small Cap Growth             22,656,438        (1,054,861)        21,601,577      121,082,749
Mid Cap Growth               20,888,982          (893,112)        19,995,870      122,623,114
Large Cap Growth            101,967,560        (2,846,074)        99,121,486      381,220,694
Value                        23,125,338        (7,660,143)        15,465,195      321,371,478
Asset Allocation             18,375,094        (8,273,699)        10,101,395      236,139,076
Fixed Income                  7,655,233        (4,195,824)         3,459,409      625,657,246
Short-Term Government            36,676        (2,075,020)        (2,038,344)     176,166,279
Money Market                          -                 -                  -      255,955,096
---------------------------------------------------------------------------------------------

Post-October Losses

For the year ended June 30, 2005, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

----------------------------------------
                                Losses
----------------------------------------
International Growth          $   28,485
International Value              495,938
Small Cap Growth                       -
Mid Cap Growth                         -
Large Cap Growth                       -
Value                                  -
Asset Allocation                       -
Fixed Income                           -
Short-Term Government            614,857
Money Market                           -
----------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2005 (unaudited)

Distributions to Shareholders

International Growth, International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth and Value declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. See Note 4 for all open forward contracts held as of December 31, 2005.

Certain risks may arise upon entering into forward contracts for various reasons, including potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed-income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin"requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statements of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2005.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among other things, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves leverage risk and credit risk due to the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the State Street Bank Securities Lending Quality Trust. See Note 5 for description of collateral as of December 31, 2005.

Stripped Mortgage-Backed Securities (SMBS)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only Securities (IO's), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trusts (REITs)

Because the funds may invest in Real Estate Investment Trusts (REITs), the funds may be subject to risks similar to those associated with direct ownership of real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The funds estimate the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the funds' net assets, but results in a decrease to net investment income and a corresponding increase/decrease to realized gain/loss.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While no fund is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk

All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Treasury Inflation Protected Securities (TIPS)

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity.

Prospectus and SAI

Additional information regarding the investments described above, including their risks, may be found in the funds' prospectus and statement of additional information.

Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2005 (unaudited)

2.    Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

-------------------------------------------------------
                                   Annual Percentage of
Fund                                Average Net Assets
-------------------------------------------------------
International Growth                     1.05%*
International Value                      0.95%**
Small Cap Growth                         1.00%
Mid Cap Growth                           1.00%
Large Cap Growth                         0.75%
Value                                    0.90%***
Asset Allocation                         0.70%
Fixed Income                             0.50%
Short-Term Government                    0.35%
Money Market                             0.30%
-------------------------------------------------------

* The Manager voluntarily waives a portion (0.15%) of its management fee (1.05%) for the Preferred International Growth Fund effective September 1, 2004. This waiver may be terminated at any time.

** The Manager voluntarily waives a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002. This waiver may be terminated at any time.

*** Effective January 1, 2006, the Manager voluntarily waives a portion (0.15%) of its management fee (0.90%) for the Preferred Value Fund. This waiver may be terminated at any time.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                         Subadvisers
--------------------------------------------------------------------------------
International Growth         McKinley Capital Management, Inc. ("McKinley")
International Value          Mercator Asset Management, L.P. ("Mercator")
Small Cap Growth             Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth               Turner Investment Partners, Inc. ("Turner")
Large Cap Growth             Jennison Associates LLC ("Jennison")
Value                        Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")+
                             and Lord, Abbett & Co. LLC ("Lord Abbett")
Asset Allocation             Mellon Capital Management Corporation ("Mellon")
                             and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                 Western Asset Management Company ("Western")++
Short-Term Government        None
Money Market                 J.P. Morgan Investment Management Inc. ("Morgan")
--------------------------------------------------------------------------------

+ Prior to November 29, 2005, Pacific Financial Research, Inc. subadvised a portion of the fund.

++ Western has retained Western Asset Management Company Limited as a tertiary adviser.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 2005, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

-------------------------------------------------------------------------------------------------------------
                                       International   Small Cap   Mid Cap   Large Cap                Asset
                                           Value        Growth     Growth     Growth     Value     Allocation
-------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                           $   4,400   $ 8,422   $  15,634   $ 4,227   $      891
J.P. Morgan Securities, Ltd.           $      18,792
J.P. Morgan Securities, Asia/Pacific           2,125
Legg Mason Wood Walker Inc.                                                        332
Prudential Securities Inc                                               38                   468
Wachovia Capital Markets                                   1,698       290
                                       ----------------------------------------------------------------------
                                       $      20,917   $   6,098   $ 8,750   $  15,966   $ 4,695   $      891

                                       ======================================================================
-------------------------------------------------------------------------------------------------------------

Trustees' Fees

For the six months ended December 31, 2005, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $16,000. In addition, each Independent Trustee also received $2,500 for each regular Board meeting attended, and $1,000 for each conference call Board meeting attended (exclusive of executive sessions). In addition, the chairperson of the Audit committee and each Independent Trustee member of the Dividend Committee and Valuation Committee receive $1,000 annually for such service.

3. Record Ownership

As of December 31, 2005, shareholders holding of record more than 5% of total shares outstanding were as follows:

---------------------------------------------------------------------------------------------------------------------
                                                       Preferred                    Savings
                                                        Stable     Caterpillar       Bank                     Apple
                                                       Principal    Investment     Employees      Empire    Computers
                                401(k)    Insurance   Collective    Management    Retirement     Savings     401(k)
                                Plan*     Reserves       Trust         Ltd.       Association      Plan       Plan
---------------------------------------------------------------------------------------------------------------------
International Growth            60.76%     13.44%           -         20.26%            -            -           -
International Value             22.44%         -            -             -          5.86%           -        8.15%
Small Cap Growth                76.84%      8.05%           -             -             -            -           -
Mid Cap Growth                  80.71%      7.00%           -             -             -            -           -
Large Cap Growth                75.99%         -            -             -             -            -           -
Value                           77.06%         -            -             -             -         5.37%          -
Asset Allocation                75.69%         -            -             -             -            -           -
Fixed Income                    43.07%         -        42.77%            -             -            -           -
Short-Term Government           33.26%         -        55.90%            -             -            -           -
Money Market                    81.62%         -        10.37%            -             -            -           -

---------------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.

4. Portfolio Information

Security Purchases and Sales

For the six months ended December 31, 2005, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

-------------------------------------------------------------------------------------------------------
                                             Long-Term                          U.S. Government
                                 --------------------------------      --------------------------------
                                    Purchases           Sales            Purchases            Sales
-------------------------------------------------------------------------------------------------------
International Growth             $  35,606,132      $  23,856,180               -                     -
International Value                 49,161,206         95,753,191               -                     -
Small Cap Growth                    93,527,704         99,624,137               -                     -
Mid Cap Growth                      94,427,304         90,467,853               -                     -
Large Cap Growth                   109,698,570        110,974,639               -                     -
Value                              187,075,397        195,534,051               -                     -
Asset Allocation                    16,692,695          8,749,758      $  15,869,203      $  19,013,160
Fixed Income                       904,839,402        731,919,193        233,698,039        243,387,072
Short-Term Government                2,993,531         12,236,660         27,852,031         11,739,004

-------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2005 (unaudited)

For the six months ended December 31, 2005, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

--------------------------------------------------------------------------------
                                            Purchases                 Sales
--------------------------------------------------------------------------------

Money Market                              $3,602,938,405          $3,591,224,872

--------------------------------------------------------------------------------

Futures Contracts

Futures contracts open at December 31, 2005:

---------------------------------------------------------------------------------------------------------------
                                  Number of     Expiration      Aggregate       Underlying       Unrealized
Contracts                         Contracts        Date         Face Value      Face Value    Gain (Loss), Net
---------------------------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   EURO Future                        20         March 06     $   4,761,820    $ 4,761,250    $           (570)
   Russell 2000                       14         March 06         4,826,240      4,748,100             (78,140)
   S&P 500                           266         March 06        84,729,184     83,444,199          (1,284,985)
   S&P 500 Mini                       21         March 06         1,338,199      1,317,539             (20,660)
                                                                                              ----------------
                                                                                              $     (1,384,355)

Short Positions:                                                                              ----------------
   U.S. Treasury Bonds               (14)        March 06     $   1,594,596    $ 1,598,625    $         (4,028)
                                                                                              ================
                                                                                              $     (1,388,383)

---------------------------------------------------------------------------------------------------------------

Pending Forwards

The following foreign currency contracts were open at December 31, 2005.

---------------------------------------------------------------------------------------------------------------
Settlement Date                   Contracts to Deliver          In Exchange For          Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------------------------
Fixed Income Fund
February 8, 2006                    AUD      2,386,262          USD   1,749,601               $   36,516
February 8, 2006                    CAD      1,153,812          USD     990,762                  (15,023)
February 8, 2006                    EUR      6,101,776          USD   7,241,677                  138,421
February 8, 2006                    EUR      4,083,225          USD   4,846,032                   63,189
February 8, 2006                    EUR      2,313,279          USD   2,746,433                   37,904
February 8, 2006                    EUR      4,031,923          USD   4,785,145                   58,350
February 8, 2006                    USD      5,117,311          EUR   4,311,803                  (59,871)
February 8, 2006                    USD        539,685          EUR     454,734                  (10,220)
February 8, 2006                    USD      6,641,380          EUR   5,595,971                 (119,616)
February 8, 2006                    USD      7,871,511          EUR   6,632,468                  (94,084)
                                                                                              ----------
                                                                                              $   35,566
                                                                                              ----------

--------------------------------------------------------------------------------------------------------

AUD  =  Australian Dollar
CAD  =  Canadian Dollar
EUR  =  Euro
USD  =  United States Dollar

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the State Street Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of December 31, 2005, is as follows:

--------------------------------------------------------------------
                             Cash          Non-Cash        Total
--------------------------------------------------------------------
International Growth      $  8,128,986        -         $  8,128,986
International Value        145,232,957        -          145,232,957
Small Cap Growth            27,387,689        -           27,387,689
Mid Cap Growth              24,422,658        -           24,422,658
Large Cap Growth            12,994,458        -           12,994,458
Value                        9,064,996        -            9,064,996
Asset Allocation            27,132,892   $  975,784       28,108,676
Fixed Income               101,246,861      555,578      101,802,439

--------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Unaudited Information December 31, 2005 (unaudited)

Additional Information

Federal Income Tax Information

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the tax year ended June 30, 2005, the funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you received in January 2006 shows the tax status of all distributions paid to your account in calendar year 2005.

The funds which declared and paid a long-term capital gain distribution in fiscal year 2006 (International Value, Mid Cap Growth, Value, Asset Allocation and Fixed Income) hereby designate the following amounts as long-term capital gains distributions:

----------------------------------------
                             Long-Term
                           Capital Gains
----------------------------------------
International Value         $41,731,584
Mid Cap Growth                6,404,997
Value                        17,523,299
Asset Allocation              3,187,938
Fixed Income                  5,352,995

----------------------------------------

Availability of Quarterly Portfolio Schedule

Each fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Shareholders can review each Form N-Q on the Commission's website at http://www.sec.gov. Each Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each Fund's portfolio holdings, view the Fund's most recent monthly holdings report on Preferred Group's website at http://www.preferredgroup.com/Funds.

Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to its portfolio securities is available, without charge and upon request, by calling 1-800-662-4769, or by visiting the Commission's website at http://www.sec.gov.

Proxy Voting Record

Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30, 2005 is available, without charge and upon request, by calling 1-800-662-4769 and by visiting the Commission's website at http://www.sec.gov.

Board Approval of Subadvisory Agreement

The Board of Trustees considered and approved a subadvisory agreement (the "Agreement") between CIML and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") with respect to a portion of the Preferred Value Fund (the "Fund") at a meeting held on November 29, 2005. The Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. This information included, among other items, (i) information regarding the investment performance of accounts managed by Barrow Hanley with a similar investment objective to the Fund, as compared to the prior performance of the Fund and to relevant performance benchmarks, (ii) information regarding the subadvisory fees to be payable under the Agreement and information about any applicable fee waivers and "breakpoints" as well as information concerning fees paid to Barrow Hanley with regard to other accounts managed by Barrow Hanley with a similar investment objective to the Fund and fees paid to Pacific Financial Research, Inc. ("PFR"), the Fund's former subadviser, under its subadvisory agreement with CIML (the "PFR Agreement"), and (iii) information obtained through a questionnaire completed by Barrow Hanley. The Board of Trustees may also consider other material facts, including, among other things,
(i) Barrow Hanley's financial results and financial condition, (ii) the Fund's investment objective and the strategies to be applied by Barrow Hanley in managing the Fund and the size, education and experience of Barrow Hanley's investment staff and trading efficiency as well as their use of technology and external research, (iii) Barrow Hanley's procedures regarding the allocation of brokerage, including the use of "soft" commission dollars to pay for research and other similar services, (iv) the resources devoted to, and the record of compliance with, Barrow Hanley's compliance program, including its policies on personal securities transactions, and (v) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from Barrow Hanley.

In connection with their review, the Board of Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of the Agreement from counsel to the Trust and the Independent Trustees. The Trustees discussed the Agreement with representatives of CIML and Barrow Hanley, and in private sessions with legal counsel at which no representatives of CIML or Barrow Hanley were present. In considering whether to approve the Agreement, the Board of Trustees did not identify any single factor as determinative and each Trustee attributed different weights to the various factors. Matters considered by the Trustees in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature and extent of the services to be provided by Barrow Hanley to the Fund and the resources to be dedicated to the Fund by Barrow Hanley. Barrow Hanley will formulate its portion of the Fund's investment strategy (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of its portion of the Fund, construct its portion of the Fund's portfolio, monitor the investment performance of its portion of the Fund, and report to the Board. The Trustees considered information concerning the investment philosophy and investment process to be used by Barrow Hanley in managing the Fund. In this context, the Trustees considered the in-house research capabilities of Barrow Hanley as well as other resources available to Barrow Hanley, including research services available to Barrow Hanley as a result of securities transactions effected for the Fund and other investment advisory clients of Barrow Hanley. The Trustees considered not only the advisory services to be provided by Barrow Hanley to the Fund, but also the monitoring and oversight services provided by CIML with respect to the Fund. The Trustees considered the managerial and financial resources available to Barrow Hanley and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement.

The Trustees also considered the quality of the services to be provided by Barrow Hanley and the quality of the resources that would be available to the Fund. The Trustees were advised that the standard of care under the Agreement was comparable to that found in many investment advisory agreements. The Trustees considered the experience and professional qualifications of the personnel of Barrow Hanley and the size and functions of its staff, as well as the reputation of Barrow Hanley. The Trustees considered the complexity of managing the Fund relative to other types of funds.

The Trustees concluded that the services to be provided by Barrow Hanley should benefit the Fund and its shareholders and also concluded that the investment philosophy, process, and research capabilities of Barrow Hanley would be appropriate for the Fund, given its investment objective and policies. The Trustees concluded that the scope of the services to be provided to the Fund by Barrow Hanley were consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions and tax and reporting requirements. The Trustees

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Unaudited Information December 31, 2005 (unaudited)

Additional Information (continued)

concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services to be provided, supported the approval of the Agreement.

Investment performance of the Fund and Barrow Hanley. As noted above, the Trustees received information about the performance of accounts managed by Barrow Hanley with a similar investment objective to the Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Trustees reviewed performance over various time periods, including one-, three-, five-and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Barrow Hanley's returns. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the accounts managed by Barrow Hanley with a similar investment objective to the Fund was sufficient to merit approval of the Agreement.

The costs of the services to be provided by Barrow Hanley. The Trustees considered the fees to be payable under the Agreement. This information included comparisons (provided by Barrow Hanley) of the Fund's proposed subadvisory fee to those charged by Barrow Hanley to other accounts with a similar investment objective to the Fund as well as the fees paid to PFR under the PFR Agreement. The Trustees also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Trustees also considered the breakpoints to be provided in the Agreement between CIML and Barrow Hanley as well as CIML's agreement to voluntarily waive 0.15% of its management fee for the Fund. The Trustees also noted CIML's and Barrow Hanley's stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.

The Trustees also considered the compensation directly or indirectly to be received by Barrow Hanley from its relationship with the Fund. The Trustees noted that CIML (and not the Fund) would pay Barrow Hanley from its advisory fees. Because it was not possible to determine the profitability that Barrow Hanley might achieve with respect to its portion of the Fund, the Trustees did not make any conclusions regarding Barrow Hanley's profitability.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Economies of Scale. The Trustees considered the potential realization of economies of scale in the provision of services by Barrow Hanley and whether those economies would be shared with the Fund. The Trustees noted that the Agreement contains fee breakpoints. However, CIML, rather than the Fund, would benefit from any economies of scale because CIML's management agreement with the Fund does not contain fee breakpoints. In this regard, the Trustee considered CIML's agreement to voluntarily waive 0.15% of its management fee and also considered that fees to be paid by CIML to Barrow Hanley would be based not only on Fund assets, but also defined benefit ERISA plan assets of, and certain investment products sponsored by, Caterpillar Inc. In considering these issues, the Trustees also took note of the costs of the services to be provided by Barrow Hanley as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

Additional Considerations. The Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by Barrow Hanley to other clients. The Trustees considered the procedures of Barrow Hanley designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of Barrow Hanley in these matters. The Trustees also received and considered information concerning procedures of Barrow Hanley with respect to the execution of portfolio transactions.

Conclusion. Based on their evaluation of all factors that they deemed to be material in the exercise of their reasonable business judgment, including those factors described above, and assisted by the advice of independent counsel, the Trustees concluded that the Agreement should be approved.

Officers and Trustees

Officers and Trustees

   Gary M. Anna ........................................ Trustee
   William F. Bahl ..................................... Trustee
   Dixie L. Mills ...................................... Trustee
   Kenneth J. Zika ............................ Trustee Emeritus
   David L. Bomberger ................................ President
   Fred L. Kaufman ................ Vice President and Treasurer
   Matthew J. Patterson .............................. Clerk and
                                        Chief Compliance Officer

Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Custodian

      State Street Bank & Trust Co.
      1776 Heritage Drive
      North Quincy, MA 02171

Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      2000 Crown Colony Dr., 4th Floor
      North Quincy, MA 02169

Legal Counsel

      Ropes & Gray LLP
      One International Place
      Boston, MA 02110-2624

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(c)2006 Caterpillar Securities Inc. o 0021-1016           www.PreferredGroup.com

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

                                             This page intentionally left blank.

This page intentionally left blank.

                                             This page intentionally left blank.

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                  P.O. Box 8320

                              Boston, MA 02266-8320

                             www.PreferredGroup.com

                   Distributed by Caterpillar Securities Inc.

Item 2

Not Applicable

Item 3

Not Applicable

Item 4

Not Applicable

Item 5

Not Applicable

Item 6

Not Applicable

Item 7

Not Applicable

Item 8

Not Applicable

Item 9

Not Applicable

Item 10

Not Applicable

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                     NOTICE


A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective constituent series of the Trust.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

/s/ David L. Bomberger
----------------------
David L. Bomberger
President
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David L. Bomberger
----------------------------
David L. Bomberger
President (Principal Executive Officer)
March 8, 2006

/s/ Fred L. Kaufman
----------------------------
Fred L. Kaufman
Vice President & Treasurer (Principal Financial Officer)
March 8, 2006